Annual Report






                                   May 31, 2001


                                   WESTCORE EQUITY FUNDS
                                   Westcore MIDCO Growth Fund
                                   Westcore Growth and Income Fund
                                   Westcore Small-Cap Growth Fund
                                   Westcore Select Fund
                                   Westcore International Frontier Fund
                                   Westcore International Select Fund
                                   Westcore Blue Chip Fund
                                   Westcore Mid-Cap Opportunity Fund
                                   Westcore Small-Cap Opportunity Fund

                                   WESTCORE BOND FUNDS
                                   Westcore Flexible Income Fund
Westcore Funds are managed by      Westcore Plus Bond Fund
Denver Investment Advisors LLC.    Westcore Colorado Tax-Exempt Fund

                                Table of Contents

Shareholder Letter ..........................................................  1

Manager's Overview ..........................................................  6

  Westcore MIDCO Growth Fund ................................................  6

  Westcore Growth and Income Fund ........................................... 10

  Westcore Small-Cap Growth Fund ............................................ 14

  Westcore Select Fund ...................................................... 18

  Westcore International Frontier Fund ...................................... 22

  Westcore International Select Fund ........................................ 26

  Westcore Blue Chip Fund ................................................... 30

  Westcore Mid-Cap Opportunity Fund ......................................... 34

  Westcore Small-Cap Opportunity Fund ....................................... 38

  Westcore Flexible Income Fund ............................................. 42

  Westcore Plus Bond Fund ................................................... 46

  Westcore Colorado Tax-Exempt Fund ......................................... 50

Financial Statements ........................................................ 54

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                           Annual Report May 31, 2001                     [LOGO]

                               Shareholder Letter

Dear Fellow Shareholder:

     In a very difficult market environment over the last 12 months, your fund family's investment performance stood out on both a relative and absolute basis. During the year ended May 31, eight of the twelve Westcore Funds had positive returns while both the S&P 500 and the average U.S. diversified stock fund declined more than five percent.

     The market has shifted from indiscriminate out-performance of technology stocks (anything.com), to a market favoring strong company prospects and reasonable valuations. Our steadfast commitment to intensive research of individual companies, combined with an ongoing valuation discipline, has allowed us to benefit as the shift occurred. We believe this market, driven by company fundamentals, should continue for the foreseeable future and our funds are structured to benefit from this environment.

Strong Performance of Your Mutual Fund Family

     The table below compares each Fund's 12-month performance with the appropriate Lipper style index and market benchmark index.

                               Annual Total Return(1)   Annual Total Return(1)   Annual Total Return(1)
                                  for Fiscal Year          vs. Lipper Style         vs. Benchmark
                                   Ended 5/31/01               Index*                   Index
-------------------------------------------------------------------------------------------------------
Value Equity Funds
Westcore Small-Cap Opportunity         29.7%                      +                       +
Westcore Mid-Cap Opportunity           21.4%                      +                       +
Westcore Blue Chip                      7.9%                      -                       +
Growth Equity Funds
Westcore Small-Cap Growth               3.1%                      +                       +
Westcore MIDCO Growth                 (14.8)%                     +                       +
Core Equity Funds
Westcore Select                         6.0%                      +                       +
Westcore Growth and Income             (5.5)%                     +                       +
International Equity Funds
Westcore International Frontier       (22.6)%                     -                       -
Westcore International Select         (16.7)%**                   -                       -
Fixed Income Funds
Westcore Plus Bond                     12.8%                     ***                     ***
Westcore Flexible Income               12.6%                     ***                     ***
Westcore Colorado Tax-Exempt           10.6%                      +                       -

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See important footnotes on page 5.

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
                               Shareholder Letter


     There are several messages to take from this report.

     * All of the Westcore domestic equity funds outperformed their benchmark indexes and six outperformed their Lipper style indexes for the period, as indicated by the plus symbols "+" in the table.

     * The Westcore value funds significantly outperformed the other Westcore equity funds. These funds were poised to outperform because of the valuation gap that had been created against growth stocks, which was unsustainable and we believe is in the process of correcting itself.

     * After very strong performance as a new fund in fiscal year 2000, the Westcore International Frontier Fund underperformed its style group and benchmark indexes, as indicated by the minus symbols "-" in the table. The Westcore International Select Fund also underperformed. The underperformance of the international funds was primarily due to their emphasis on growth stocks and smaller companies. We continue to believe these funds will outperform in the future and are positioned in the most attractive international sectors. We believe that foreign investments should remain an integral part of any long-term investment portfolio.

     * The taxable fixed income funds were restructured mid-year so their index comparisons are not meaningful. However, the Westcore Flexible Income and the Plus Bond Funds, as well as the Westcore Colorado Tax-Exempt Fund, all returned over 10% for this period. The Westcore Plus Bond Fund is now structured to be a core fixed-income holding. The Westcore Flexible Income Fund is expected to be slightly more volatile as it invests in higher yielding bonds and other income-generating securities designed to provide larger total returns.

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2                          Annual Report May 31, 2001                     [LOGO]

                               Shareholder Letter


Market and Economic Outlook

     The economy has slowed noticeably and the stock market has had its biggest correction in recent history. While we are less sure about the timing of stronger economic growth, we feel confident that the general market has probably seen most of its correction. We believe the market is well through the process of eliminating excessive valuation, particularly in technology, and we believe most stocks' valuations accurately reflect current fundamentals. Our analysts are finding it easier than it has been for several years to find financially strong, well-managed, growing businesses at what we perceive are attractive prices.

     The primary risk to the market is that the economy will be worse than expected. We don't believe this is likely. While the Federal Reserve may have been too aggressive in its fight against inflation late in 1999, it has been equally aggressive fighting a potential recession by reducing rates during the last nine months. We believe recent tax cuts will also help this fight. Historically, our worst recessions have usually been due to surprise inventory build-ups. These build-ups then need to be corrected by sharp manufacturing cut backs. Our new information economy makes this much less likely to happen given how early we know end-market sales results and the corresponding inventory levels. The current cycle has been characterized by excess capital investment, primarily in technology. We believe time, lower interest rates and lower taxes are solving that problem.

Fund Family Based on Research, Valuation and Experience

     Westcore has added five new styles to your fund family since 1998. Most have experienced strong starts as measured by performance.(2) The common link for all of the funds is a commitment to quality investment research--using a disciplined approach to valuation delivered by an experienced investment team. Importantly, Westcore now has funds in each of the major mutual fund sectors (growth, value, core, international equities, and fixed income). These funds are expected to perform differently during different market environments and provide the investor

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
                               Shareholder Letter

the opportunity to structure a portfolio to meet a variety of investment objectives. We hope Westcore shareholders will regularly review their own risk tolerance and investment time horizons and check that their portfolio is properly diversified. If you find that you need to invest new money or reallocate assets to have a more balanced portfolio, we believe you can find appropriate funds within the Westcore family.

     In the pages that follow, the portfolio managers discuss last year's performance and how they are structured for the future.

     Thank you for investing with us at Westcore.

     Sincerely,


            /s/ Jack D. Henderson        /s/ Kenneth V. Penland


                   [PHOTO]                   [PHOTO]

               Jack D. Henderson         Kenneth V. Penland, CFA
                    Chairman                   President

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4                          Annual Report May 31, 2001                     [LOGO]

                               Shareholder Letter


Footnotes to Chart on Page 1 and Shareholder Letter

+    Outperformed index for the year ended May 31, 2001.
-    Underperformed index for the year ended May 31, 2001.
*    Note: specific benchmarks and Lipper groups are shown in each Fund's report.
**   Since Inception on November 1, 2000
*** Comparisons to indexes not meaningful due to restructuring of funds in October 2000.

(1) Annual total return represents past performance. Past performance is not indicative of future results. Performance information for periods of less than one year are less meaningful than longer performance history. Annual total return reflects reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, the Funds' annual total return would have been lower. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

     For more complete performance information, including the average annual total returns for 1 year, 5 years, 10 years and since inception periods, please refer to the charts for each Fund contained in the Funds' reports. A significant portion of the Westcore Select and Small-Cap Growth Funds' returns were attributable to investments in Initial Public Offerings, additional information on which is contained in each Fund's report. It is possible that such performance may not be repeated in the future.

(2) A significant portion of the Westcore Select, Small-Cap Growth, Mid-Cap Opportunity and International Funds' since inception period returns were attributable to investments in Initial Public Offerings. It is possible that such performance may not be repeated in the future.

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
                               Manager's Overview


Westcore MIDCO Growth Fund

FUND OBJECTIVE: Long-term capital appreciation by investing primarily in medium-sized growth companies.

[PHOTO]
/s/ Todger Anderson
Todger Anderson, CFA
Portfolio Manager, Westcore
MIDCO Growth Fund

     Westcore MIDCO Growth Fund's total return for the May 31, 2001, fiscal year was -14.81%. While it's always disappointing to experience a negative return, the Fund's return in this case is substantially better than our benchmark, the Russell Midcap Growth Index, which was -24.28%, and the Lipper Multi-Cap Growth Index, which was -21.89% for the period.

     As I look back over the last twelve months, two key decisions helped the portfolio outperform the benchmark. The first decision was to underweight technology stocks. The second decision was to reduce the portfolio's P/E ratio. These decisions were part of our analytical team's observation that investors were too optimistic about the growth rates for technology stocks, and P/E ratios were simply too high even for the best companies. This condition is slowly correcting itself, and we do expect technology stocks and higher P/E stocks to perform better over the next year.

     In the meantime, we have had increased emphasis on stocks in healthcare services, consumer products and energy. This includes names such as Tenet Healthcare, Laboratory Corporation of America, Jones Apparel Group, Barnes & Noble, Ocean Energy and Noble Drilling.

     Tenet Healthcare operates 111 acute-care hospitals. Laboratory Corporation of America performs diagnostic testing at 24 laboratories throughout the U.S. It performs tests for 260,000 patients each day. Both of these companies are experiencing volume growth and good pricing. An important macro trend is driving volume-- our population is aging rapidly. Today there are approximately

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6                          Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview


24 million people in the U.S. between the ages of 55 and 64. This number is projected to grow to 38 million in the next ten years-- and on to 45 million in the following ten years. These are numbers that are expected to drive spending on healthcare.

     Jones Apparel Group designs and markets apparel and shoes primarily for women. Barnes & Noble operates more than 900 bookstores nationwide. We believe both of these companies have strong consumer brands and managements that are able to grow their franchises and enhance shareholder value.

                   "...two key decisions helped the portfolio
                           outperform the benchmark."

     Ocean Energy is a large independent producer of oil and gas. Last year it produced 407 million cubic feet of gas and 68,000 barrels of oil per day. Noble Drilling is one of the largest operators of offshore drilling rigs in the world. Obviously, both of these companies and many others in the energy business have benefited from improved demand and pricing. As you know, oil and gas are basic commodities and it is difficult to forecast pricing. The slightest change in supply or demand often causes huge changes in price and profitability for these companies. With these caveats, our current outlook is positive because we feel energy companies have not over invested in recent years.

     Currently, the economy is slowing rapidly, and the stock market has discounted a big decline in corporate profits. We do not know if we will have a recession or not; however, we believe the drop in interest rates and the tax cuts will be very helpful to the economy. Also, I would point out that the technology sector of the economy is much smaller than the technology weighting in the stock market. This means the damage done to the economy by technology is much less than the damage it's done to the stock market. I would conclude by noting it's easy to become overly pessimistic in a bear market. In fact, we believe the economy and the stock market will recover, and this should be advantageous for the Fund.

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
                               Manager's Overview


Westcore MIDCO Growth Fund (WTMGX)

Average Annual Total Returns

                                                                    SINCE INCEP.
PERIOD ENDED      6-MONTH*      1-YEAR       5-YEAR     10-YEAR       8/1/86
------------      --------      ------       ------     -------       ------
  5/31/01          0.73%       (14.81%)       9.39%      13.30%       14.18%
  6/30/01         (5.93%)      (22.56%)      10.21%      13.99%       14.17%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 8/1/86. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

* Not annualized.

Comparison of Change in Value of $10,000 Investment in Westcore MIDCO Growth Fund, Russell Midcap Growth Index and Lipper Multi-Cap Growth Index

                    Westcore MIDCO        Russell Midcap        Lipper Multi-Cap
                     Growth Fund           Growth Index           Growth Index
                     -----------           ------------           ------------
8/86                    10000                 10000                  10000
5/87                    12200                 12105                  12132
5/88                    10614                 11097                  11142
5/89                    13634                 13672                  14398
5/90                    15724                 15717                  16273
5/91                    20511                 18468                  18413
5/92                    23403                 20190                  20497
5/93                    27625                 23341                  23810
5/94                    29938                 24795                  25110
5/95                    32946                 28693                  28585
5/96                    45670                 38231                  38347
5/97                    48077                 42424                  43333
5/98                    55337                 52581                  54690
5/99                    61939                 60806                  65661
5/00                    84008                 87391                  87894
5/01                    71566                 66172                  68654

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 8/1/86.

Lipper Index data provided by Lipper Analytical Services, Inc.

Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than in the Russell 1000 index.

Lipper Multi-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time.

Multi-Cap Growth funds will generally have between 25% to 75% of their assets invested in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

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8                          Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview


Top 10 Equity Holdings as of May 31, 2001

* Cendant Corp. (CD) - Provides real estate, travel, direct marketing, and diversified consumer and business services to customers around the world

* USA Networks Inc. (USAI) - A diversified media and electronic commerce company

* Charter Communications Inc. (CHTR) - Operates cable television systems in the United States

* Family Dollar Stores Inc. (FDO) - A national discount store chain operating stores in the United States

*    Nabors Industries Inc. (NBR) - A land-drilling contractor

- Cintas Corp. (CTAS) - Manufactures corporate identity uniforms and provides sanitation and cleanroom supplies, first aid products and services

- Tenet Healthcare Corp. (THC) - Owns or operates general hospitals and related health care facilities

* TJX Companies Inc. (TJX) - A retailer of off-price apparel and home fashions

* Anadarko Petroleum Corp. (APC) - An independent oil and gas exploration and production company

* Metro-Goldwyn-Mayer Inc. (MGM) - Produces and distributes entertainment products including motion pictures, television programming, home video, interactive media, music, licensed merchandise and a library of films and television

Percent of Net Assets in Top Ten Holdings: 21.63%
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Technology                                   30.28%
Consumer Cyclicals                           19.22%
Healthcare                                   17.00%
Energy                                       11.43%
Credit Sensitive                              7.41%
Services                                      6.31%
Short-Term Investments and Net Other Assets   3.66%
Consumer Staples                              2.38%
Capital Goods                                 2.31%

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
                               Manager's Overview


Westcore Growth and Income Fund

FUND OBJECTIVE: Long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.

[PHOTO]
/s/ Milford H. Schulhof, II
Milford H. Schulhof, II
Portfolio Manager, Westcore
Growth and Income Fund

     The Westcore Growth and Income Fund's total return for the year ended May 31, 2001 was -5.54%, which compares favorably to the S&P 500, returning -10.55% and the Lipper Multi-Cap Core Index at -6.50%.

     The market proved challenging this year, mainly due to concerns over the slowdown in the economy. The Federal Reserve undertook policy actions to slow down economic growth from the rapid levels seen in late 1999 and early 2000. The big surprise was how effective the Fed would be and the speed at which growth would slow. The Technology sector was the most affected by this slowdown, and, while we trimmed technology, in hindsight, it could have been reduced more. Technology companies in our portfolio, such as Oracle, Cisco, Intel and Nokia, suffered from slowing business, slowing earnings growth and falling valuations that had become excessive.

     While much of Wall Street's and investors' attention has been focused on the volatility and underperformance of the Technology sector, many areas of the market did well, and our portfolio benefited from them. Energy stocks, such as Anadarko Petroleum and Nabors Industries, benefited from rising prices of both oil and gas. Finance stocks performed very well as a result of declining interest rates. An example in our portfolio is Capital One, a credit card company that continues to have very attractive earnings per share growth, strong information systems and good account growth. Healthcare companies, such as Biomet, a

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10              Semi-Annual Report November 30, 2000 (Unaudited)          [LOGO]

                               Manager's Overview


biomedical instrument company specializing in artificial joints, are enjoying very attractive earnings growth. Specialty Retail stocks, for example Bed Bath and Beyond, a home furnishings retailer which continues to have strong sales and earnings per share growth, also performed well for the Fund.

                    "...we believe we are well positioned to
               capitalize on opportunities in a stronger market."

     I am optimistic as we enter a new fiscal year. We believe that the market will continue to be challenging in the near-term as the corporate earnings picture remains cloudy. However, we also believe the economy will turn around. We have seen a number of positive changes in the investing environment, including valuations becoming more reasonable, a drastic cut in interest rates, a rapidly growing money supply, the promise of tax cuts in the second half of 2001, and an increase in consumer confidence as the values of investors' portfolios begin to rebound. These factors are expected to contribute to a stronger economic landscape later in 2001.

     Our commitment to our philosophy and stock selection process has not wavered, and we believe we are well positioned to capitalize on opportunities in a stronger market. We will continue to use our research skills to seek great companies with strong earnings growth prospects at reasonable valuations. The Westcore Growth and Income Fund is in the middle of the risk spectrum-- not overly aggressive or conservative--which may make it ideal as a core holding in an investor's portfolio.

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
                               Manager's Overview


Westcore Growth and Income Fund (WTEIX)

Average Annual Total Returns

                                                                    SINCE INCEP.
PERIOD ENDED      6-MONTH*      1-YEAR       5-YEAR     10-YEAR       6/1/88
------------      --------      ------       ------     -------       ------
   5/31/01         (0.79%)      (5.54%)      13.28%      13.41%        13.36%
   6/30/01         (5.67%)      (8.43%)      15.86%      13.92%        13.27%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

*Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Comparison of Change in Value of $10,000 Investment in Westcore Growth and Income Fund, S&P 500 Index and Lipper Multi-Cap Core Index

                        Westcore Growth                         Lipper Multi-Cap
                        and Income Fund       S&P 500 Index        Core Index
                        ---------------       -------------        ----------
6/88                         10000                10000              10000
5/89                         11598                12463              12410
5/90                         13288                14533              14055
5/91                         14494                16246              15697
5/92                         16540                17848              17315
5/93                         18097                19917              19674
5/94                         18406                20763              20939
5/95                         19093                24949              23761
5/96                         24296                32037              30709
5/97                         29085                41456              37103
5/98                         35117                54171              46776
5/99                         37312                65563              52800
5/00                         54058                72487              60346
5/01                         51063                64839              56423

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Analytical Services, Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Core Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds will generally have between 25% to 75% of their assets invested in a wide variety of companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

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12                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview


Top 10 Equity Holdings as of May 31, 2001

+ General Electric Co. (GE) - Manufactures products for the generation, distribution, and utilization of electricity

- Pfizer Inc. (PFE) - A research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals

- Anadarko Petroleum Corp. (APC) - An independent oil and gas exploration and production company

- Enron Corp. (ENE) - Produces electricity and natural gas and develops, constructs, and operates energy facilities worldwide

- Wal-Mart Stores Inc. (WMT) - Operates discount stores and Supercenters, as well as Sam's Clubs

* Capital One Financial Corp. (COF) - Provides a variety of products and services to consumers through its subsidiaries

- AES Corp. (AES) - A global power company that sells electricity generation to wholesale customers

* Becton Dickinson & Co. (BDX) - Manufactures and sells a variety of medical supplies and devices and diagnostic systems

- American International Group Inc. (AIG) - Provides a variety of insurance and insurance-related services in the United States and overseas

* Microsoft Corp. (MSFT) - Develops, manufactures, licenses, sells, and supports software products

Percent of Net Assets in Top Ten Holdings: 20.83%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Credit Sensitive                             22.46%
Technology                                   19.03%
Healthcare                                   17.49%
Consumer Cyclicals                           14.13%
Energy                                        6.99%
Short-Term Investments and Net Other Assets   5.65%
Services                                      5.41%
Capital Goods                                 5.14%
Consumer Staples                              2.45%
Basic Material                                1.25%

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
                               Manager's Overview


Westcore Small-Cap Growth Fund

FUND OBJECTIVE: Long-term growth of capital primarily through investments in small companies with growth potential.

[PHOTO]
/s/ John N. Karns
John N. Karns, CFA
Portfolio Manager, Westcore
Small-Cap Growth Fund

     Having just completed our fiscal year as of May 31, 2001 most of you will understand when I say, "I'm glad to be closing the books on that one". In many ways it was a test of our mettle. However, I am pleased to report that your Fund had positive performance in Fiscal Year 2001. I am additionally pleased to report that your Fund beat both its benchmark index and the Lipper Small-Cap Growth Index. The Westcore Small-Cap Growth Fund was up 3.06%, while the benchmark Russell 2000 Growth Index was down -15.74% and the Lipper Small-Cap Growth Index was down -10.73%.

     To say that last year was a difficult year is not doing it justice. But as any good investor knows, the stock market never goes in a straight line, up or down. My job is to guide your Fund through these choppy markets with the goal of emerging higher than where we started. Most of the issues effecting the markets over the past year have been analyzed and re-analyzed. Just to refresh your memory we had: the dot.com implosion, the drying up of liquidity, the conversion to decimalization, the decline in the technology capital expenditure cycle and the subsequent unwinding of budgets, the extended election cycle, several fed interventions, and the collapse of the IPO market. This is not meant to be an exhaustive list, just illustrative of the issues pressing on the markets in which your Fund invests. We tried not to get too emotional and over trade in this market. We did, however, have a higher cash position-- approximately 10%-- than we would expect to over the long run.

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14                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview


                "We believe, over time, the equity markets offer
                 the best opportunity for asset appreciation."

     We were overweight in the healthcare sector throughout the year. We liked healthcare providers, labs and systems companies. Province Healthcare, which owns and operates hospitals in non-urban areas (predominantly south and southwest U.S.) is an example. We were very selective in biotechnology, with a yen toward product development companies and combinatorial chemistry shops. A company we like in this area is OSI Pharmaceutical, an early stage drug development company with a novel approach to curing cancer. Our overweight in technology was helpful over the course of last summer through September. Those same overweightings had a dampening effect during the winter. We were underweight in the semi-conductor capital equipment stocks. I am confident that, in the face of continued reductions in both bookings and earnings, we will ultimately be rewarded for avoiding this sector for the time being. For most of the year, we have been overweight in energy exploration and production stocks, such as Spinnaker Exploration, a superior exploration and production company in the Gulf of Mexico. We believe that energy companies are at the early stages of a multi-year cycle.

     We remind investors that the Fund will continue to be focused on those stocks that conform to various themes, whether secular or economic. These include productivity, security and integrity, outsourcing, business process management, energy supply and demand imbalances, and demographic anomalies.

     We believe, over time, the equity markets offer the best opportunity for asset appreciation. Understandably, this may appear to be overly optimistic given the current environment. But if you believe, as I do, that our domestic economy (as measured by GDP), productivity gains and corporate profits will all improve over time, then with the exception of any short-term pause, the equity markets should continue to provide long-term positive returns to investors.

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[LOGO]              1-800-392-CORE (2673) - www.westcore.com                  15

                               Manager's Overview


Westcore Small-Cap Growth Fund (WTSMX)

Average Annual Total Returns

                                                                   SINCE  INCEP.
PERIOD ENDED      6-MONTH*      1-YEAR       5-YEAR     10-YEAR       10/1/99
------------      --------      ------       ------     -------       ------
   5/31/01        (13.74%)        3.06%        N/A        N/A          40.00%
   6/30/01        (16.80%)      (22.15%)       N/A        N/A          41.68%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

*Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Investing in small-cap funds can be more volatile and loss of principal could be greater than investing in large-cap funds.

Comparison of Change in Value of $10,000 Investment in Westcore Small-Cap Growth Fund, Russell 2000 Growth Index, Russell 2000 Index and Lipper Small-Cap Growth Index

           Westcore Small-Cap   Russell 2000    Russell 2000    Lipper Small-Cap
              Growth Fund          Index        Growth Index      Growth Index
              -----------          -----        ------------      ------------
10/99            10000             10000           10000             10000
5/00             17011             11225           11958             13589
5/01             17531             11863           10075             11138

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/99. Westcore Small-Cap Growth Fund's relative index has changed from the Russell 2000 Index to the Russell 2000 Growth Index as a better measure of the Fund's investment objective.

Lipper Index data provided by Lipper Analytical Services, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Growth Index is an unmanaged index that measures the performance of companies within the Russell 2000 Index having higher price-per-book ratios and higher forecasted growth values.

Lipper Small-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Growth Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
16                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview


Top 10 Equity Holdings as of May 31, 2001

* Intranet Solutions Inc. (INRS) - Provides web-based data and content management solutions for intranets, extranets, and the internet

* Secure Computing Corp. (SCUR) - Designs, develops, markets, and sells interoperable standards-based products for end-to-end network solutions

+ Emcore Corp. (EMKR) - Designs and develops compound semiconductor materials and process technology

+ Global Sports Inc. (GSPT) - Develops and operates e-commerce sporting goods businesses for traditional sporting goods retailers

- Laboratory Corp. of America Holdings (LH) - A clinical laboratory organization that offers a wide range of clinical laboratory tests

* Riverstone Networks Inc. (RSTN) - Provides internet infrastructure equipment to service providers in metropolitan area networks

* ATS Medical Inc. (ATSI) - A medical device manufacturer specializing in mechanical heart valves, aortic valve graft protheses, and related cardiovascular accessories

* Argosy Gaming Co. (AGY) - Owns and operates riverboat casinos and related entertainment and hotel facilities in the midwestern and southern United States

* Spinnaker Exploration Co. (SKE) - A company involved in the exploration, development, and production of natural gas and oil in the United States and the Gulf of Mexico

*    SignalSoft Corp. (SGSF) - Develops wireless location services

Percent of Net Assets in Top Ten Holdings: 38.30%

+    denotes increase in holding since last report

-    denotes decrease in holding since last report

*    denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Technology                                   40.19%
Healthcare                                   23.31%
Consumer Cyclicals                           11.49%
Energy                                        8.67%
Services                                      3.85%
Short-Term Investments and Net Other Assets   3.24%
Basic Material                                3.42%
Credit Sensitive                              3.03%
Consumer Staples                              2.80%

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[LOGO]              1-800-392-CORE (2673) - www.westcore.com                  17

                               Manager's Overview

Westcore Select Fund

FUND OBJECTIVE: Long-term growth of capital primarily through investments in companies of any size selected for their growth potential.

[PHOTO]
/s/ Gerald W. Peterson
Gerald W. Peterson, CFA
Portfolio Manager, Westcore Select Fund

     The Westcore Select Fund's total return for the year ended May 31, 2001 was 6.03%. This compares very favorably to the return of the S&P 500 Index of -10.55% and that of the Lipper Mid-Cap Growth Index of -18.35%.

     During the Fund's fiscal year, the economic environment was beginning to slow down dramatically from the prior year as a result of five rate increases from June 1999 to June 2000. Rate increases have usually taken an estimated nine months to one year to adversely affect the economy. In addition, higher energy prices provided an indirect consumer tax which helped slow consumer spending.

     The market during the past twelve months was characterized by extreme volatility, violent sector rotation and speculative excesses. The technology oriented sector showed significant declines across the board due to over valuations and slowing or declining earnings growth rates. Technology, contrary to popular belief is very cyclical in nature, and the theme of growth at any price was quickly dying.

     On the positive side, the market began broadening out in the second quarter of 2000. A return to value began early in the fiscal year as investors began to remove money from technology and place funds in more reasonably priced issues with reasonable growth prospects.

     The orientation of the portfolio during such a difficult market and economic environment over the past 12 months was to preserve capital. This was accomplished by positioning the portfolio toward heavy amounts of cash trying

--------------------------------------------------------------------------------
18                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

to seek the correct sectors, avoid technology, and orient the portfolio to absolute rates of return. Turnover was high due to the extreme volatility in the markets and attempting to lock in profits with the intent to preserve capital.

                   "The orientation of the portfolio... was to
                               preserve capital."

     We feel the Fund is well positioned going into the new year and holds many strong names. Among our favorites are Cendant, a franchiser of hotels, rental cars and real estate offices. Cendant's earnings are expected to grow significantly primarily because it has re-established its old acquisition growth strategy and benefited from lower interest rates. Headwaters is a synthetic fuels maker that has developed a patented technology that converts coal sludge into cleaner-burning briquettes. This stock was under-followed and under-owned when we purchased it and has benefited from a dramatic rise in coal and energy prices over the past year, and an announcement of a future acquisition. Biomet, a developer and manufacturer of orthopedic products, and Women's First Healthcare, a pharmaceutical company specializing in products for midlife women, are two companies that have benefited from the aging baby boom population.

     As we enter into the new fiscal year many rate decreases have occurred and a tax cut is going into effect. We believe an economic recovery is coming our way, but the recovery will not vibrantly occur until 2002, so there is still room for disappointing results during the next several months. This challenging environment gives us the opportunity to do what we do best-- research companies and pick good stocks. Over the long-term we still believe stocks represent the greatest potential for capital appreciation, and for that reason we continue to look for attractive companies that appear to be great investments.

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[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 19

                               Manager's Overview

Westcore Select Fund (WTSLX)

Average Annual Total Returns

                                                                    SINCE INCEP.
PERIOD ENDED        6-MONTH*     1-YEAR     5-YEAR     10-YEAR        10/1/99
------------        --------     ------     ------     -------        -------
  5/31/01            12.65%       6.03%       N/A        N/A           72.54%
  6/30/01             9.29%      (0.12%)      N/A        N/A           71.55%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

* Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Investing in non-diversified funds can be more volatile and loss of principal could be greater than investing in more diversified funds.

Comparison of Change in Value of $10,000 Investment in
Westcore Select Fund, S&P 500 Index and
Lipper Mid-Cap Growth Index

                                                       Lipper Mid-Cap
          Westcore Select Fund    S&P 500 Index         Growth Index
          --------------------    -------------        --------------
10/99            10000                10000                 10000
5/00             23380                11164                 13364
5/01             24845                 9986                 10911

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Lipper Index data provided by Lipper Analytical Services, Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Mid-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Midcap 400 Index. An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
20                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

Top 10 Equity Holdings as of May 31, 2001

* Cendant Corp. (CD) - Provides real estate, travel, direct marketing, and diversified consumer and business services to customers around the world

*    Headwaters Inc. (HDWR) - Manufactures synthetic fuel

* Freeport-McMoran Copper & Gold Inc. (FMOLS) - Holds overriding royalty interests in approximately 14 oil and gas properties offshore Texas, Louisiana and California

* Station Casinos Inc. (STN) - Owns and operates gaming facilities in Nevada and Missouri

* Barr Laboratories Inc. (BRL) - Develops, manufactures, and markets generic and proprietary prescription pharmaceuticals

+ Champps Entertainment Inc. (CMPP) - Owns, operates and franchises Champps Americana restaurants in select markets throughout the United States

* Biomet Inc. (BMET) - Designs, manufactures, and markets products used primarily by orthopedic medical specialists in both surgical and non-surgical therapy

* Reliant Resources Inc. (RRI) - Provides electricity and energy services, focusing on the electric power industry in the United States and Europe

* Multimedia Games Inc. (MGAM) - Designs and develops interactive bingo games as well as related electronic player stations and equipment

* Expedia Inc. (EXPE) - Provides branded online travel services for leisure and small business travelers

Percent of Net Assets in Top Ten Holdings: 60.31%
+ denotes increase in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Consumer Cyclicals                               23.39%
Healthcare                                       14.59%
Services                                         13.43%
Technology                                       11.35%
Energy                                           10.50%
Capital Goods                                     9.28%
Basic Materials                                   6.44%
Short-Term Investments and Net Other Assets       6.12%
Credit Sensitive                                  4.90%

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[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 21

                               Manager's Overview

Westcore International Frontier Fund

FUND OBJECTIVE: Long-term growth of capital primarily through investments in international, small-cap growth companies.


[PHOTO]
/s/ Michael W. Gerding
Michael W. Gerding, CFA
Portfolio Manager, Westcore International
Frontier Fund

     For the fiscal year ended May 31, 2001, the Westcore International Frontier Fund's total return was -22.56%. This compares with the MSCI World ex-US Small-Cap Index, which returned -5.42%, and the Lipper International Small-Cap Index, which returned -14.01%. The Fund's underperformance was largely due to the underperformance of growth stocks since the fourth quarter of 2000. We do not hedge the currency exposure in the portfolio, which also affected performance. While the dollar continued to strengthen versus virtually all other currencies, the weakening Euro particularly affected performance, since we are overweight in European companies.

     The last year has been one of the most difficult periods for investing in memory. The bursting of the internet bubble over the last nine months has had a significant negative impact on all markets, including the small-cap markets outside the U.S. It was a period of time where the actions of stocks had very little to do with the operations of the companies. Most of the companies in the portfolio met or exceeded our expectations in terms of revenue and earnings growth over the last year. However, this was often not reflected in the price of the stock, as the stocks reacted to macro market factors, and not the individual performance of the company. The significant valuation correction we have seen over the last several months has taken the good companies down with the bad, and has created a very difficult environment in which to operate.

     On the positive side, there were a few industries that performed well, and the market rewarded them. We held several positions in energy companies that benefited the Fund's performance. Companies like Cairn Energy of the UK and IHC Caland of the Netherlands were two of our better performers during the year.

--------------------------------------------------------------------------------
22                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

We were also overweight in healthcare, especially medical products and devices, and this contributed positively to the performance of the Fund. Nobel Biocare, the world's leading producer of innovative dental implants and industrialized dental prosthetics, is an example. On the negative side, our weighting in technology hurt the Fund in the year. And while we were underweight versus the index, it was still one of our larger industry weights, and it negatively impacted the portfolio.

                "...the secular environment for small-cap stocks
             around the world is still very positive, and continues
                                  to improve."

     The last several months have been difficult for investors around the world, but we believe that there are many positives as we move forward. First, we believe that while economies are slowing around the world, most will not dip into recession. The major exception to this is Japan, which we suspect has already moved into recession. Second, corporate earnings are also slowing, but we believe that it is likely we will see the trough in corporate profits in the second half of 2001. The interest rate cuts that we have seen around the world should begin to have an impact on economic growth as we move into 2002. And finally, the secular environment for small-cap stocks around the world is still very positive, and continues to improve. We believe that deregulation of markets and economies is very positive for small stocks. In this environment, we will continue to try and build a portfolio of the best small growth companies we can find outside the U.S., one company at a time, regardless of where they are located.

Country Breakdown as of May 31, 2001

Country     Market Value      %       Country             Market Value       %
---------------------------------     ------------------------------------------
Canada       $1,945,682     6.30%     Mexico                  820,308      2.65%
France        2,368,180     7.66%     Netherlands           1,756,418      5.68%
Germany       2,777,890     8.99%     Norway                  644,680      2.09%
Ireland          82,641     0.27%     Spain                 1,301,659      4.21%
Israel          607,675     1.97%     Sweden                1,114,821      3.61%
Italy           831,263     2.69%     Switzerland           3,212,792     10.40%
Japan        $2,866,211     9.27%     United Kingdom        6,863,880     22.21%
                                      Cash Equivalents      3,707,713     12.00%
                                      ------------------------------------------
                                                          $30,901,813    100.00%

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[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 23

                               Manager's Overview

Westcore International Frontier Fund (WTIFX)

Total Returns

                                                                    SINCE INCEP.
PERIOD ENDED        6-MONTH*     1-YEAR      5-YEAR    10-YEAR        12/15/99
------------        --------     ------      ------    -------        --------
  5/31/01            (7.20%)    (22.56%)      N/A        N/A          (7.02%)
  6/30/01           (14.67%)    (31.80%)      N/A        N/A          (9.25%)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/15/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

* Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Investing in small-cap funds can be more volatile and loss of principal could be greater than investing in large-cap funds.

Comparison of Change in Value of $10,000 Investment in
Westcore International Frontier Fund, MSCI World Ex-US
Small-Cap Index and Lipper International Small-Cap Index


           Westcore International      MSCI World Ex-US     Lipper International
               Frontier Fund            Small-Cap Index        Small-Cap Index
               -------------            ---------------        ---------------
12/99              10000                     10000                  10000
5/00               11592                      9783                  10133
5/01                8987                      9252                   8713

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 12/15/99.

Lipper Index data provided by Lipper Analytical Services, Inc.

MSCI World Ex-US Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200-800 million across 23 developed markets, excluding the United States.

The Lipper International Small-Cap Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification. This classification consists of funds that invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than $1 billion (U.S.) at the time of purchase.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
24                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

Top 10 Equity Holdings as of May 31, 2001

- Phonak Holding AG (Switzerland) The world's leading manufacturer of digital hearing aids

+ Grupo Dragados SA (Spain) Builds infrastructure projects and industrial facilities, constructs and operates toll roads and offers water management, cleaning and solid waste treatment and parking management and traffic control services

+ Nobel Biocare AB (Sweden) The world's leading manufacturer of dental implants and dental prosthetics

* Matsumotokiyoshi Co. Ltd. (Japan) Operates drug store chain, selling medicines, cosmetics, health foods, beauty care products, pet products, and household utensils in the Tokyo metropolitan area

- Leica Geosystems Holding AG (Switzerland) Manufactures surveying and mapping equipment

+ IHC Caland NV (Netherlands) A company which offers services to offshore oil services, dredging and marine industries

* CIE - Series B (Mexico) Provides entertainment services for Spanish and Portuguese speaking markets in Latin America, Spain and the United States

* PizzaExpress Plc (United Kingdom) Operates a chain of pizza and pasta restaurants

* Cairn Energy Plc (United Kingdom) Explores for and produces oil and natural gas in the United Kingdom, the United States and other sites internationally

* Riverdeep Group Plc - ADR (Ireland) Provides children's educational software products which are available on CD-ROM and via the Internet

Percent of Net Assets in Top Ten Holdings: 28.54%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Consumer Cyclicals                                32.73%
Healthcare                                        15.79%
Technology                                        12.05%
Short-Term Investments and Net Other Assets       12.00%
Capital Goods                                      8.08%
Services                                           7.05%
Energy                                             6.52%
Credit Sensitive                                   3.10%
Consumer Staples                                   2.68%

--------------------------------------------------------------------------------
[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 25

                               Manager's Overview

Westcore International Select Fund

FUND OBJECTIVE: Long-term growth of capital primarily through investments in international companies of any size selected for their growth potential.

[PHOTO]
/s/ Michael W. Gerding
Michael W. Gerding, CFA
Portfolio Manager, Westcore
International Select Fund

     For the period November 1, 2000 (inception) through May 31, 2001, the Westcore International Select Fund's total return was -16.73%. This compares with the MSCI World ex-US index, which returned -9.05%, and the Lipper International Fund Index, which returned -10.57%.

     The last year has been very challenging for investors around the world. The bursting of the internet bubble over the last nine months has had a significant negative impact on all markets outside the U.S. It was a period of time where the actions of stocks had very little to do with the operations of the companies. Most of the companies in the portfolio met or exceeded our expectations in terms of revenue and earnings growth over the last year. However, this was often not reflected in the price of the stock, as the stocks reacted to macro market factors, and not to the individual performance of the company. The significant valuation correction we have seen over the last several months has taken the good companies down with the bad, and has not spared larger companies that had very little to do with technology or the internet. In addition, the worries over the pace of the economic slowdown around the world also impacted stocks, and often impacted larger stocks more due to the global nature of their businesses.

     Another factor affecting performance is the fact that we do not hedge the currency exposure in the portfolio. While the dollar continued to strengthen versus virtually all other currencies, the weakening Euro particularly affected performance, since we are overweight in European companies.

--------------------------------------------------------------------------------
26                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

     There were, however, several industries that performed well, and the market rewarded them. We held several positions in energy companies that benefited the Fund's performance. Pharmaceutical stocks also performed quite well during the period, particularly those that had new products to boost revenue and earnings growth. Financial stocks also performed well. On the negative side, technology, biotech and media stocks performed poorly, often in the face of what were very robust earnings.

     As we move into the second half of 2001, we believe that there are many positives. First, we believe that while economies are slowing around the world, most will not dip into recession, the major exception being Japan, which we suspect has already moved into recession Second, corporate earnings are being impacted by this economic slowdown, but we believe that it is likely we will see the trough in corporate profits in the second half of 2001, with a recovery in 2002. The interest rate cuts that we have seen around the world should begin to have an impact on economic growth as we move into 2002. We believe that many larger companies will be among the first to benefit from the reduction in interest rates. The Fund currently holds positions in industries, such as banking and insurance, which should act well in a falling interest rate environment. We believe that predictability of earnings is very important in times of economic uncertainty, and is a focus of our efforts. In this environment, we will continue to try to build a portfolio of very attractive growth companies from outside the U.S., one company at a time, regardless of where they are located.

Country Breakdown as of May 31, 2001

Country      Market Value      %      Country           Market Value       %
----------------------------------    ------------------------------------------
Bermuda       $  141,288     1.41%    Ireland              1,116,100      11.16%
Brazil           310,500     3.11%    Italy                  191,417       1.91%
Canada           849,393     8.49%    Japan                1,568,885      15.68%
China            365,250     3.65%    Netherlands            106,374       1.06%
France         1,371,203    13.71%    Norway                  92,778       0.93%
Germany        1,051,025    10.51%    Spain                  233,302       2.33%
Hong Kong        202,130     2.02%    United Kingdom       1,639,926      16.39%
                                      Cash Equivalents       763,926       7.64%
                                      ------------------------------------------
                                                         $10,003,497     100.00%

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[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 27

                               Manager's Overview

Westcore International Select Fund (WTISX)

Total Returns

                                                                    SINCE INCEP.
PERIOD ENDED         6-MONTH*    1-YEAR     5-YEAR     10-YEAR        11/1/00
------------         --------    ------     ------     -------        -------
5/31/01              (12.83%)      N/A       N/A         N/A          (16.73%)
6/30/01              (15.67%)      N/A       N/A         N/A          (19.45%)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 11/1/00. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

* Not annualized.

Investing in non-diversified funds can be more volatile and loss of principal could be greater than investing in more diversified funds.

Comparison of Change in Value of $10,000 Investment in
Westcore International Select Fund, MSCI World Ex-US Index and Lipper International Fund Index

         Westcore International         MSCI World          Lipper International
               Select Fund              Ex-US Index              Fund Index
               -----------              -----------              ----------
11/00             10000                    10000                    10000
5/01               8327                     9095                     9020

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 11/1/00.

Lipper Index data provided by Lipper Analytical Services, Inc.

MSCI World Ex-US Index is an unmanaged index that measures the performance of stocks across 23 developed markets, excluding the United States.

The Lipper International Fund Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper International Funds classification. This classification consists of funds that invest at least 65% of their assets in equity securities of non-United States companies.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
28                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

Top 10 Equity Holdings as of May 31, 2001

+ Sony Corp. (Japan) Develops and manufactures consumer and industrial electronic equipment

+ Elan Corp. Plc (Ireland) A global pharmaceutical company providing both branded and generic drugs

* Ryanair Holdings Plc (Ireland) Provides passenger airline services to approximately 45 destinations in some 11 European countries

+ Diageo Plc - ADR (United Kingdom) Has operations in food, alcoholic beverages, fast food restaurants and property management

* PanCanadian Petroleum Ltd. (Canada) Produces and markets crude oil, natural gas, and natural gas liquids

+ NDS Group Plc - ADR (Australia) Provides open solutions that enable the delivery of entertainment and information over digital broadcasting media and the Internet to televisions and personal computers

* Deutsche Boerse AG (Germany) Provides a variety of stock exchange introduction, trading and operational services to capital-seeking corporations and to investors

* Pinguely-Haulotte (France) Manufactures boom and platform trucks for lifting materials or reaching high places

* MLP AG (Germany) Leading independent German insurance and financial service firm

+ Vivendi Universal SA (France) Leading global media and entertainment company

Percent of Net Assets in Top Ten Holdings: 50.81%
+ denotes increase in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Consumer Cyclicals                                20.76%
Technology                                        18.84%
Credit Sensitive                                  12.14%
Healthcare                                        10.97%
Basic Materials                                   10.66%
Capital Goods                                      8.71%
Short-Term Investments and Net Other Assets        7.63%
Consumer Staples                                   5.26%
Energy                                             5.03%

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[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 29

                               Manager's Overview

Westcore Blue Chip Fund

FUND OBJECTIVE: Long-term total return by investing in stocks of large, well-established companies whose stocks appear to be undervalued.

[PHOTO]
/s/ Charlotte T. Petersen
Charlotte T. Petersen, CFA
Portfolio Manager, Westcore Blue Chip Fund

     I am pleased to report the Westcore Blue Chip Fund returned 7.88% for the year ended May 31, 2001. Over the same period, the return for our benchmark, the S&P 500, was -10.55% and that of the Lipper Multi-Cap Value Index was 16.17%.

     Unless you've been on a deserted island for the last year, you know the stock market has experienced a bear market. Much of the damage has been in the Technology sector where the largest excesses had accumulated. It is not yet clear if the economy is in a recession or if the stock market has finished declining. Against this backdrop, we were particularly pleased with our positive return.

     A notable advantage for us over the last year was our value orientation. By this I mean we invest in stocks with reasonable valuations and growth prospects and avoid what we feel are the most expensive stocks that are priced for a perfect environment. Our strategy isn't as exciting during the height of a bull market, but it has worked well over the long haul and lets us sleep at night. It can work particularly well in down markets as evidenced by the last year.

     Relative to the S&P 500 and on an absolute basis, the largest contributors to our performance over the last year were our Financial stocks. We increased our weighting in this sector about a year ago in anticipation that the Federal Reserve would stop raising interest rates and eventually begin to lower rates. Financial stocks typically perform well in a stable or declining interest rate environment. This turned out to be a good strategy as the Fed started lowering rates in January of this year and Financial stocks were among the best performers over the last year.

--------------------------------------------------------------------------------
30                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

An eclectic list of stocks performed well for us in this group including ACE Limited, MetLife, Lehman Brothers, Freddie Mac and Washington Mutual.

     Our Healthcare stocks also contributed to both absolute and relative performance. This was primarily due to our services stocks, Omnicare and Tenet Healthcare. Healthcare Services companies are benefiting from an improved pricing environment due to positive legislative action over the last couple of years.

            "A notable advantage for us...was our value orientation."

     We experienced strong performance from many of our consumer-related stocks. Philip Morris almost doubled for us over the last year as the legal backdrop for this company has improved and investors are more willing to focus on the company's tremendous cash flow. Media companies USA Networks and Westwood One did well late in the fiscal year as investors began to anticipate an improving economy and a corresponding rebound in advertising revenues and consumer spending.

     And last but not least is the Technology sector. This was the worst-performing sector as the over investment of the last several years came home to roost. Investors discovered that Technology spending has been cyclical and Technology stocks deserve valuations that reflect this. While our performance was positive in this sector relative to the S&P 500, we still lost money as it was difficult to avoid earnings disappointments. Near the end of the fiscal year, we raised our weighting in this sector as the price declines are creating selected buying opportunities. We are, however, still underweighted.

     While the stock market decline of the last year, particularly within Technology, has been difficult, we believe it has been therapeutic. Investors are now more realistic about growth opportunities and more attuned to valuations. We believe this is a better environment for our style of investing. We don't know if the bear market is complete yet or not, but we believe the worst is behind us. We're very pleased with our relative outperformance over the last year, and look forward to the challenge of outperforming in an up year for the stock market.

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[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 31

                               Manager's Overview

Westcore Blue Chip Fund (WTMVX)

Average Annual Total Returns

                                                                    SINCE INCEP.
PERIOD ENDED         6-MONTH*    1-YEAR      5-YEAR    10-YEAR         6/1/88
------------         --------    ------      ------    -------         ------
  5/31/01             11.28%      7.88%      13.50%     14.29%         13.61%
  6/30/01             3.34%       7.30%      12.76%     14.21%         13.29%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

* Not annualized.

Comparison of Change in Value of $10,000 Investment in
Westcore Blue Chip Fund, S&P 500 Index and
Lipper Multi-Cap Value Index

                  Westcore Blue                              Lipper Multi-Cap
                    Chip Fund           S&P 500 Index           Value Index
                    ---------           -------------           -----------
6/88                   10000                10000                  10000
5/89                   11223                12463                  12283
5/90                   12541                14533                  13037
5/91                   14181                16246                  14224
5/92                   15602                17848                  15795
5/93                   17415                19917                  18058
5/94                   17958                20763                  19355
5/95                   21375                24950                  22330
5/96                   27891                32038                  27812
5/97                   34662                41457                  34239
5/98                   44898                54172                  42855
5/99                   48230                65564                  45460
5/00                   48717                72487                  44773
5/01                   52556                64840                  52013

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Analytical Services, Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds will generally have between 25% to 75% of their assets invested in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
32                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

Top 10 Equity Holdings as of May 31, 2001

+ Citigroup Inc. (C) - A diversified financial services holding company that provides a broad range of financial services

- Abbott Laboratories (ABT) - Discovers, develops, manufactures, and sells a broad and diversified line of health care products and services

* Viacom Inc. (VIA) - A worldwide entertainment and publishing company whose operations include Blockbuster video and music, MTV Networks, Showtime Networks, Paramount Pictures, Paramount Television, Simon & Schuster, television stations, and movie screens in various countries

* Telephone and Data Systems Inc. (TDS) - A diversified telecommunications company which operates primarily in the cellular, local telephone, and personal communications services markets

* Avnet Inc. (AVT) - Distributes computer products and semiconductors, as well as interconnect, passive and electromechanical components

- Philip Morris Companies Inc. (MO) - Manufactures and sells a variety of consumer products including tobacco products, packaged foods, such as cheese, processed meat products, coffee, and grocery products

* Transocean Sedco Forex Inc. (RIG) - An offshore drilling contractor located throughout the world's major oil and gas drilling regions

* Tricon Global Restaurants Inc. (YUM) - Owns and franchises approximately 30,000 quick-service restaurants in 100 countries and territories

* USA Networks Inc. (USAI) - A diversified media and electronic commerce company

* Providian Financial Corp. (PVN) - Offers a variety of loan products, including credit cards, revolving lines of credit, home loans, secured credit cards, and fee-based products

Percent of Net Assets in Top Ten Holdings: 24.89%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Credit Sensitive                                 32.35%
Consumer Cyclicals                               14.18%
Technology                                       10.74%
Energy                                           10.26%
Healthcare                                        9.94%
Basic Materials                                   7.11%
Short-Term Investments and Net Other Assets       4.03%
Consumer Staples                                  3.99%
Capital Goods                                     3.80%
Services                                          3.60%

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[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 33

                               Manager's Overview

Westcore Mid-Cap Opportunity Fund

FUND OBJECTIVE: Long-term capital appreciation by investing primarily in medium-sized companies whose stocks appear to be undervalued.

[PHOTO]
/s/ Christianna Wood
Christianna Wood, CFA
Portfolio Manager, Westcore
Mid-Cap Opportunity Fund

     I am pleased to report a very positive fiscal year for the Westcore Mid-Cap Opportunity Fund both on an absolute and relative basis. The Fund's total return for the year ended May 31, 2001 was 21.37%, comparing favorably with the Russell Midcap Index at 4.93% and the Lipper Mid-Cap Value Index at 14.49%.

     The market environment was conducive to our research-oriented value investing style that emphasizes stock-picking. Finding companies that were inexpensive on an absolute and relative basis was the key to performing well. Overweighted positions in Healthcare Services, Defense, Energy and Finance benefited the portfolio. An underweight position in Technology for most of the year also worked well for the Fund.

     We had many strong stocks which performed well for the Fund. One strong performer was Tricon Global, which owns Pizza Hut and Taco Bell restaurants. Tricon has the lowest price earnings multiple in the restaurant industry. We believe that improving sales and traffic trends and a number of new products introduced at Pizza Hut and Taco Bell should provide for future sales and earnings comparisons that are favorable. Tenet Healthcare, which owns hospitals in rural communities, is another company which has performed well for the Fund. Tenet has benefited from favorable reimbursement legislation, acquisitions and an improvement in unit volume as well as pricing.

--------------------------------------------------------------------------------
34                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

     My outlook for the Fund is positive. We believe value investing, particularly in the mid-cap sector, should continue to be rewarded for the foreseeable future. We continue to find many undervalued stocks that should benefit from the cyclical recovery that we project will unfold over the next 12 to 24 months. Among them are consumer cyclicals, commercial services, energy, transportation and technology stocks, which we conclude have strong fundamentals and attractive valuations. Unlike the environment of the late 90's when large-cap and growth stocks were the best performers, we believe we have come into a period where value stocks in the small- and mid-cap sector will receive sustained good performance. We predict that these stocks will be driven by not only better valuations but by improved earnings growth in this part of the economy.

         "I believe we have come into a period where value stocks in the small- and mid-cap sector will receive sustained good performance."

     We believe the future is not only bright for mid-cap stocks, but for our own ability to execute a disciplined, research-oriented, stock picking investment style. We believe that our practice of using quantitative tools combined with fundamental research and the requirement of a catalyst to unlock the value in the security should prove to be a winning strategy in almost any environment.

--------------------------------------------------------------------------------
[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 35

                               Manager's Overview

Westcore Mid-Cap Opportunity Fund (WTMCX)

Average Annual Total Returns

                                                                   SINCE INCEP.
PERIOD ENDED         6-MONTH*    1-YEAR     5-YEAR     10-YEAR       10/1/98
------------         --------    ------     ------     -------       -------
  5/31/01             26.62%     21.37%       N/A        N/A          23.54%
  6/30/01             12.32%     21.04%       N/A        N/A          22.15%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/98. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

* Not annualized.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs.

Comparison of Change in Value of $10,000 Investment in
Westcore Mid-Cap Opportunity Fund, Russell Midcap Index and Lipper Mid-Cap Value Index

              Westcore Mid-Cap                              Lipper Mid-Cap
              Opportunity Fund     Russell Midcap Index      Value Index
              ----------------     --------------------      -----------
10/98              10000                  10000                 10000
5/99               11050                  12622                 11914
5/00               14484                  14296                 13002
5/01               17591                  15001                 14887

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/98.

Lipper Index data provided by Lipper Analytical Services, Inc.

Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

Lipper Multi-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) of below 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
36                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

Top 10 Equity Holdings as of May 31, 2001

* Cross Timbers Oil Co. (XTO) - A natural gas producer involved in the acquisition, exploration, and development of oil and gas properties

* Telephone and Data Systems Inc. (TDS) - A diversified telecommunications company which operates primarily in the cellular, local telephone, and personal communications services markets

* Teekay Shipping Marshall (TK) - Provides international crude oil and petroleum product transportation services to major oil companies, major oil traders, and government agencies

* Tricon Global Restaurants Inc. (YUM) - Owns and franchises approximately 30,000 quick-service restaurants in 100 countries and territories

* Quanta Services Inc. (PWR) - Provides specialized contracting services to electric utilities, telecommunication and cable television operators, and governmental entities

* ESC Medical Systems Ltd. (ESCM) - Develops, manufactures, and markets medical devices

- CMS Energy Corp. (CMS) - Provides energy services and develops, owns and operates energy facilities around the world

* Metris Companies Inc. (MXT) - An information-based direct marketer of consumer credit products, extended service plans and enhancement products and services to moderate income consumers

* Veritas DGC Inc. (VTS) - Provides integrated geophysical technologies to the oil and natural gas industry

* Nationwide Financial Services Inc. (NFS) - A holding company for the long-term savings operations of Nationwide Insurance Enterprise, a company which provides retirement and long-term savings products in the United States

Percent of Net Assets in Top Ten Holdings: 22.46%
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Credit Sensitive                                 26.80%
Consumer Cyclicals                               13.75%
Energy                                           12.08%
Technology                                       10.89%
Basic Materials                                   8.91%
Healthcare                                        7.91%
Services                                          7.10%
Consumer Staples                                  6.10%
Short-Term Investments and Net Other Assets       3.72%
Capital Goods                                     2.74%

--------------------------------------------------------------------------------
[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 37

                               Manager's Overview

Westcore Small-Cap Opportunity Fund

FUND OBJECTIVE: Long-term capital appreciation primarily through investments in companies with small capitalizations whose stocks appear to be undervalued.


[PHOTO]
/s/ Christianna Wood
Christianna Wood, CFA
Portfolio Manager, Westcore Small-Cap
Opportunity Fund

   The Westcore Small-Cap Opportunity Fund had a strong total return of 29.71% for the fiscal year ended May 31, 2001. The Fund outperformed the Russell 2000 Index return of 5.69% by a wide margin, and also outperformed the Lipper Small-Cap Value Index, which returned 28.54%.

   Over the last year, the market had a preference for old economy stocks. Our portfolio was overweighted in the Finance, Medical/Healthcare Services and Energy sectors, and we had numerous successes. Bank United, Everest Re and Heller Financial were all examples of companies in the finance sector which were extremely undervalued and which had solid fundamental improvement. Among the healthcare service stocks which performed well were Omnicare, a company providing pharmaceutical services to nursing homes and Caremark, a pharmacy benefits management company that transformed itself from a physician practice management company.

     Technology performed poorly for most of the year and we were underweighted here. Late in the fiscal year we took advantage of stocks of good companies selling at distressed prices. We decided to accumulate positions in a number of semiconductor capital equipment stocks such as Varian Semiconductor, which performed well in the last few months.

--------------------------------------------------------------------------------
38                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

   My outlook for the Fund is positive. We believe value investing, particularly in the small-cap sector, should continue to be rewarded for the foreseeable future. We continue to find many undervalued stocks that should benefit from the cyclical recovery that we project will unfold over the next 12 to 24 months. Among them are consumer cyclicals, commercial services, energy, transportation and technology stocks, which we conclude have strong fundamentals and attractive valuations. Unlike the environment of the late 90's when large-cap and growth stocks were the best performers, we believe we have come into a period where value stocks in the small- and mid-cap sector will receive sustained good performance. We predict that these stocks will be driven by not only better valuations but by improved earnings growth in this part of the economy.

   "We continue to find many undervalued stocks that should benefit from the cyclical recovery."

   We believe the future is not only bright for small-cap stocks, but for our own ability to execute a disciplined, research-oriented, stock picking investment style. We believe that our practice of using quantitative tools combined with fundamental research and the requirement of a catalyst to unlock the value in the security should prove to be a winning strategy in almost any environment.

--------------------------------------------------------------------------------
[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 39

                               Manager's Overview

Westcore Small-Cap Opportunity Fund (WTSCX)

Average Annual Total Returns

                                                                   SINCE INCEP.
PERIOD ENDED         6-MONTH*    1-YEAR      5-YEAR    10-YEAR       12/28/93
------------         --------    ------      ------    -------       --------
  5/31/01             20.05%     29.71%      9.60%       N/A          12.20%
  6/30/01              9.78%     26.81%      10.75%      N/A          12.28%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/28/93. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

*  Not annualized.

Investing in small-cap funds can be more volatile and loss of principal could be greater than investing in large-cap funds.

Comparison of Change in Value of $10,000 Investment in
Westcore Small-Cap Opportunity Fund, Russell 2000 Index and Lipper Small-Cap Value Index

          Westcore Small-Cap                                Lipper Small-Cap
           Opportunity Fund        Russell 2000 Index          Value Index
           ----------------        ------------------          -----------
12/93          10000                     10000                    10000
5/94            9998                      9682                    10090
5/95           10812                     10679                    10865
5/96           14866                     14517                    13567
5/97           17286                     15530                    15763
5/98           22542                     18826                    19816
5/99           18096                     18301                    17620
5/00           18132                     20114                    18110
5/01           23520                     21259                    23279

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 12/28/93.

Lipper Index data provided by Lipper Analytical Services, Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Lipper Small-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Value Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
40                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

Top 10 Equity Holdings as of May 31, 2001

* Cross Timbers Oil Co. (XTO) - A natural gas producer involved in the acquisition, exploration, and development of oil and gas properties

* Teekay Shipping Marshall Corporation (TK) - Provides international crude oil and petroleum product transportation services to major oil companies, major oil traders, and government agencies

* IDT Corp. (IDT) - Provides a variety of telecommunications services including integrated international and domestic long distance communications services and internet access

* Millipore Corp. (MIL) - Develops, manufactures, and sells products that are used primarily for the analysis, identification, monitoring, and purification of liquids and gases

* Avnet Inc. (AVT) - Distributes computer products and semiconductors, as well as interconnect, passive and electromechanical components

* ESC Medical Systems Ltd. (ESCM) - Develops, manufactures, and markets medical devices

* Veeco Instruments Inc. (VECO) - Designs, manufactures, markets, and services a broad line of equipment primarily used by manufacturers in the data storage and semiconductor industries

* Veritas DGC Inc. (VTS) - Provides integrated geophysical technologies to the oil and natural gas industry

* US Freightways Corp. (USFC) - Provides a variety of supply chain management services including less-than-truckload transportation, logistics, domestic and international freight forwarding, warehousing, import and export air and ocean services and well as premium regional and national truckload services

* NCO Group Inc. (NCOG) - Provides accounts receivable management services to clients in the financial services, healthcare, retail, commercial, education, telecommunications, utilities, and government sectors

Percent of Net Assets in Top Ten Holdings: 22.75%
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Credit Sensitive                                  20.79%
Consumer Cyclicals                                14.21%
Basic Materials                                   13.42%
Technology                                        13.37%
Services                                           9.90%
Energy                                             9.62%
Healthcare                                         7.35%
Short-Term Investments and Net Other Assets        4.85%
Consumer Staples                                   4.26%
Capital Goods                                      2.23%

--------------------------------------------------------------------------------
[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 41

                               Manager's Overview

Westcore Flexible Income Fund
formerly Westcore Long-Term Bond Fund

FUND OBJECTIVE: Long-term total rate of return, primarily through investments in bonds, and to a lesser extent through convertible securities and high-yielding equities consistent with preservation of capital.


[PHOTO]
/s/ Jerome R. Powers
Jerome R. Powers, CFA
Co-Portfolio Manager,
Westcore Flexible Income Fund


[PHOTO]
/s/ Alex W. Lock
Alex W. Lock
Co-Portfolio Manager,
Westcore Flexible Income Fund

     The Westcore Flexible Income Fund had a strong return of 12.55% for the year ended May 31, 2001. This compares with the Lehman Brothers Aggregate Bond Index of 13.06% and the Lipper Corporate Debt BBB Index of 12.02%. The recent changes in the Fund objective and benchmark make comparisons difficult, since the change happened mid-fiscal year. The strong performance was driven by the expectations for a slower economy leading the Federal Reserve to reduce short-term interest rates.

     The change in investment objective occurring on October 2, 2000, triggered significant changes to the portfolio:

* The interest rate risk, as measured by duration, was reduced to roughly half of the prior level. This will generally dampen the price changes due to movement in general market interest rates.

* The portfolio is now dominated by bonds issued by corporations, as opposed to Government securities, as the focus shifted to providing higher income.

* The average quality was reduced as a result of the emphasis on corporate bonds.

--------------------------------------------------------------------------------
42                         Annual Report May 31, 2001                     [LOGO]

* Equity securities with high dividend yields were included in the portfolio for the first time.

* Industry themes in the Real Estate Investment Trust (REIT) and transportation sectors became more dominant.

                               Manager's Overview

     Corporate bonds in general were not strong performers in 2000, but have responded well in 2001. The value of good fundamental credit analysis has proven itself over the past 12 months. A number of major corporations, such as Xerox, stumbled badly during the year. Our emphasis on credit analysis was rewarded as the two major industry themes, REITs and transportation, were two of the best performers within corporate bonds. The assets backing our securities, commercial buildings and airplanes, helped both areas weather the economic slowdown.

                          "A focus on higher income...
                   is a critical component of our strategy."

     The conditions that drove fixed income returns well over 10% for the last twelve months may not repeat over the next twelve months. The Fed was very aggressive in lowering rates five times, totaling 2.5%, and is now expected to move gradually on any further rate actions. On the other hand, we also believe a significant economic rebound triggering inflation and poor returns on fixed income securities is also not likely. Employment conditions have weakened as many large companies expect to reduce staff, rather than the one way trend of higher employment we have seen recently.

     We believe the portfolio is structured to take advantage of the wide spread between the yield on corporate securities and government securities. A focus on higher income is a critical component of our strategy. The intense research we do to identify securities we believe have strong credit fundamentals, further enhances our potential for performance. The new investment objective fits current market conditions very well.

--------------------------------------------------------------------------------
[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 43

                               Manager's Overview

Westcore Flexible Income Fund (WTLTX)

Average Annual Total Returns

                                                                   SINCE INCEP.
PERIOD ENDED         6-MONTH*    1-YEAR      5-YEAR    10-YEAR        6/1/88
------------         --------    ------      ------    -------        ------
  5/31/01             7.06%      12.55%      7.78%      8.67%          9.12%
  6/30/01             5.23%       9.96%      7.46%      8.71%          9.06%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

* Not annualized.

Comparison of Change in Value of $10,000 Investment in Westcore
Flexible Income Fund, Lehman Brothers Aggregate Bond Index,
Lehman Brothers Long-Term Government/Credit Bond Index and
Lipper Corporate Debt BBB Index

                                                  Lehman Brothers Long-Term
       Westcore Flexible     Lehman Brothers           Government/Credit      Lipper Corporate
          Income Fund      Aggregate Bond Index           Bond Index           Debt BBB Index
          -----------      --------------------           ----------           --------------
6/88        10000                 10000                      10000                  10000
5/89        11304                 11153                      11506                  11044
5/90        12102                 12196                      12501                  11708
5/91        13538                 13722                      14123                  13053
5/92        15439                 15431                      16253                  14760
5/93        18125                 17178                      18592                  16704
5/94        18080                 17296                      18531                  16889
5/95        20678                 19283                      21685                  18823
5/96        21383                 20128                      22529                  19781
5/97        23393                 21803                      24759                  21613
5/98        27284                 24182                      28864                  24094
5/99        27614                 25233                      29245                  24569
5/00        27644                 25761                      29435                  24468
5/01        31114                 29125                      33397                  27201

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88. Westcore Flexible Income Fund's relative index has changed from Lehman Brothers Long-Term Government/Credit Bond Index to Lehman Brothers Aggregate Bond Index due to the change in the Fund's objective effective 10/1/00.

Lipper Index data provided by Lipper Analytical Services, Inc.

Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lehman Brothers Long-Term Government/Credit Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Long-term indices include bonds with maturities of ten years or longer.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Note: Lipper categorizes Westcore Flexible Income Fund in the Lipper Flexible Income category. However, Lipper does not calculate a Lipper Index for this category. Therefore, Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable index. An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
44                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

Top 10 Fixed-Income Holdings as of May 31, 2001

-    AMR Corp., 10.000%, 04/15/2021

-    Property Trust of America, 6.875%, 02/15/2008

-    Park Place Entertainment Corp., 8.875%, 09/15/2008

-    Tenet Healthcare Corp., 8.625%, 01/15/2007

-    Rouse Co., 8.500%, 01/15/2003

*    Manor Care Inc., 8.000%, 03/01/2008

-    New Plan Realty Trust, 7.750%, 04/06/2005

* Continental Airlines Inc. Pass-Through Certificate, Series 99-2, Class B, 7.566%, 03/15/2020

-    Hilton Hotels Corp., 7.625%, 05/15/2008

*    Health Care Property Investors Inc., 6.500%, 02/15/2006

Percent of Net Assets in Top Ten Holdings: 39.06%
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profiles as a Percent of Net Assets for May 31, 2001

Financial/REITs                                   36.95%
Industrial                                        33.40%
Transportation                                    20.58%
Short-Term Investments and Net Other Assets        6.72%
Utilities                                          2.35%

Corporate Bonds                                   87.60%
Convertible Bonds                                  0.62%
Preferred Stock                                    1.65%
Common Stock                                       3.41%
Short-Term Investments and Net Other Assets        6.72%

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[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 45

                               Manager's Overview

Westcore Plus Bond Fund
formerly Westcore Intermediate-Term Bond Fund

FUND OBJECTIVE: Long-term total rate of return, consistent with preservation of capital, by investing primarily in investment-grade bonds of varying maturities.


[PHOTO]
/s/ Jerome R. Powers
Jerome R. Powers, CFA
Co-Portfolio Manager, Westcore Plus Bond Fund


[PHOTO]
/s/ Glen T. Cahill
Glen T. Cahill, CFA
Co-Portfolio Manager, Westcore Plus Bond Fund

     The Westcore Plus Bond Fund had a strong return of 12.80% for the year ended May 31, 2001. This compares with the Lehman Brothers Aggregate Bond Index's return of 13.06% and the Lipper Intermediate Investment Grade Debt Index's return of 12.83%. However, we changed the Fund's objective and benchmark mid-year, which makes comparisons to the indexes difficult.

     Expectations for a slower economy, leading the Federal Reserve to reduce short-term interest rates, drove performance. Thirty-year Treasury rates dropped by 0.25% for the 12 months, while two-year Treasury rates declined by 2.50%. Long-term interest rates were more subdued as the fears of inflation, led by higher oil prices and an aggressively easing Fed, began to dominate over the fears of a significant recession.

     The Fund has experienced significant changes due to the change in investment objective that occurred on October 2, 2000:

     * The interest rate risk, as measured by duration, was increased by roughly 50% over the prior level as a result of broadening the range of allowable maturities. This is expected to modestly increase the price changes due to movement in general market interest rates.

--------------------------------------------------------------------------------
46                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

     * The portfolio continues to be dominated by bonds issued by corporations, but mortgage securities have increased as a result of the broader focus.

     * The average quality was modestly reduced as a result of the increased flexibility across rating categories.

     Corporate bonds in general were not strong performers in 2000, but have responded well in 2001. The value of good fundamental credit analysis has proven itself over the past 12 months. A number of major corporations, such as Xerox, stumbled badly during the year. Our emphasis on credit analysis was rewarded as the two major industry themes, REITs and transportation were two of the best performers within corporate bonds. The assets backing our securities, commercial buildings and airplanes, helped both areas weather the economic slowdown.

     The conditions that drove fixed income returns well over 10% for the last twelve months may not repeat over the next twelve months. The expectations for significant pressure by the Federal Reserve to lower interest rates are reduced. The Fed was very aggressive in lowering rates five times, totaling 2.5%, and is now expected to move gradually on any further rate actions. On the other hand, we also believe a significant economic rebound triggering inflation and poor returns on fixed income securities is also not likely. Employment conditions have weakened as many large companies expect to reduce staff, rather than the one way trend of higher employment we have seen recently.

                "Our emphasis on credit analysis was rewarded..."

     We believe the portfolio is structured to take advantage of the wide spread between the yield on corporate securities and government securities. A focus on higher income is a critical component to our strategy. The portfolio is well diversified, with a broad range of investments. The intense research we do to identify securities we believe have strong credit fundamentals, further enhances our potential for performance. We believe the long-term prospects are good for this strategy to provide consistent added value to a fixed-income portfolio. We believe the new investment objective provides a broad market fund with greater performance potential.

--------------------------------------------------------------------------------
[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 47

                               Manager's Overview

Westcore Plus Bond Fund (WTIBX)

Average Annual Total Returns

                                                                SINCE INCEP.
PERIOD ENDED     6-MONTH*     1-YEAR     5-YEAR     10-YEAR        6/1/88
------------     --------     ------     ------     -------        ------
   5/31/01         5.01%      12.80%      6.79%      7.12%          7.38%
   6/30/01         3.49%      10.95%      6.65%      7.06%          7.35%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

* Not annualized.

Comparison of Change in Value of $10,000 Investment in
Westcore Plus Bond Fund, the Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate-Term Government/Credit Bond Index and Lipper Intermediate Investment Grade Debt Index

                                                  Lehman Brothers
              Westcore        Lehman Brothers    Intermediate-Term    Lipper Intermediate
          Intermediate-Term      Aggregate       Government/Credit      Investment Grade
              Bond Fund          Bond Index          Bond Index            Debt Index
              ---------          ----------          ----------            ----------
6/88            10000              10000                10000                 10000
5/89            10853              11153                10974                 11044
5/90            11701              12196                11979                 11801
5/91            12672              13722                13416                 12986
5/92            14246              15431                15105                 14582
5/93            15979              17178                16892                 16249
5/94            15995              17296                17137                 16354
5/95            17423              19283                19192                 18026
5/96            18165              20128                20135                 18779
5/97            19515              21803                21804                 20265
5/98            21248              24182                23882                 22308
5/99            22000              25233                24892                 23122
5/00            22368              25761                25512                 23413
5/01            25231              29125                28719                 26370

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88. Westcore Plus Bond Fund's relative index has changed from Lehman Brothers Intermediate-Term Government/Credit Bond Index to Lehman Brothers Aggregate Bond Index due to the change in the Fund's objective effective 10/1/00.

Lipper Index data provided by Lipper Analytical Services, Inc.

Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Lehman Brothers Intermediate-Term Government/Credit Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Intermediate-term indices include bonds with maturities up to ten years.

Lipper Intermediate Investment Grade Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification. This classification consists of funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Note: For the time period 6/1/88 - 11/30/89, the Lipper Intermediate Investment Grade Index was not in existence. Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable Lipper Index for this time period.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
48                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

Top 10 Fixed-Income Holdings as of May 31, 2001

+    U.S. Treasury Bonds & Notes~

*    FHLMC Gold Pool #C00730, 6.000%, 03/01/2029

*    FHLMC Gold Pool #C23906, 6.000%, 03/01/2029

*    Federal National Mortgage Assoc., 6.625%, 11/15/2010

-    FHLMC Gold Pool #G00336, 6.000%, 10/01/2024

-    Time Warner Entertainment Co. LP, 9.625%, 05/01/2002

-    Weingarten Realty Investors, 7.220%, 06/01/2005

-    New Plan Realty Trust, 7.750%, 04/06/2005

-    Kimco Realty Corp., 6.830%, 11/14/2005

*    United Airlines Inc. Pass-Through Certificates, Series 95-A1, 9.020%,
     04/19/2012

Percent of Net Assets in Top Ten Holdings: 38.71%

+    denotes increase in holding since last report
-    denotes decrease in holding since last report
*    denotes new top ten holding since last report
~ Please Note: "U.S. Treasury Notes" is a grouping of all U.S. Treasury Note issues held in the portfolio as of May 31, 2001.

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

Financial                                                   31.33%
Asset-Backed, Collateralized Mortgage Obligations &
  Mortgage-Backed Securities                                19.75%
Industrial                                                  18.47%
U.S. Government Agencies & Treasuries                       17.87%
Transportation                                               7.65%
Short-Term Investments and Net Other Assets                  2.74%
Utilities                                                    2.19%

--------------------------------------------------------------------------------
[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 49

                               Manager's Overview

Westcore Colorado Tax-Exempt Fund

FUND OBJECTIVE: Income exempt from both federal and Colorado state personal income taxes by emphasizing insured Colorado municipal bonds with intermediate maturities.

[PHOTO]
/s/ Thomas B. Stevens
Thomas B. Stevens, CFA
Portfolio Manager, Westcore Colorado Tax-Exempt Fund

     For the one year period ending May 31, 2001, the Westcore Colorado Tax-Exempt Bond Fund returned 10.59%, compared to 11.80% for the Lehman Brothers 10-Year Municipal Bond Index and 10.25% for the Lipper Intermediate Municipal Debt Index.

     Municipal bonds performed well over the past twelve-month period as the general level of interest rates fell and demand by individual and institutional clients was high. In a period of declining equity valuations, preservation of capital became a primary factor aiding the municipal market. Bonds issued within the state of Colorado were further benefited by a prosperous economy, budget surpluses, and a job growth rate of 3.6% as the state continued to attract new residents. Continued monetary easing by the Federal Reserve and lower U.S. Treasury Bond yields will further enhance returns for Colorado municipal bonds, in our opinion.

     The Fund continues to emphasize high quality general obligation and revenue bonds within the 3-17 year maturity range. Over the past year, the Fund concentrated new purchases towards coupons of 5.00% or greater, and the top ten holdings of the fund all share this feature. The average coupon of the Fund has consistently hovered around 5.50%, providing a relatively high current, double tax-exempt yield.

     Average quality of the Fund's holdings over the past twelve months has been AAA, with at least 75% of the holdings being either insured by third-party insurers, or pre-refunded or escrowed by U.S. government obligations. No holdings in the Fund are subject to the alternative minimum tax, which we believe

--------------------------------------------------------------------------------
50                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

is an important consideration to shareholders, and none of the Fund's holdings represent debt obligations from out-of-state issuers.

     An example of a security we purchased reflects the philosophy and intent of the Fund's objectives. As interest rates were declining in the fall of 2000, we purchased Adams and Arapahoe Counties, Colorado Joint School District 28J Aurora general obligation debt, which mature in 2015. The bonds carry a 5.35% coupon, are escrowed to maturity with government securities as collateral, and the original call provisions have been waived. The bonds were purchased at par, providing a 14-year, non-callable issue with a double-tax exempt yield of 5.35%, which is equivalent to a 9.55% taxable yield for an individual whose combined federal and state tax rate is 44%.

               "The fund continues to emphasize high quality..."

     As a general premise, the turnover ratio in the Westcore Colorado Tax-Exempt Fund remains low, at 7.30% over the past twelve months. We intentionally keep turnover low to avoid generating a capital gain liability for our shareholders. As asset values have risen due to declining interest rates, maintaining a low turnover rate will continue to be an objective going forward.

     The next twelve months pose an interesting challenge for the municipal bond market generally, and the Westcore Colorado Tax-Exempt Fund in particular. First, if the Federal Reserve is nearing the completion of its easing pattern, the general level of interest rates could begin to rise. Second, if the economy begins to exhibit stronger growth, investors may become more sanguine towards equities, abandoning municipal debt securities in the process. Finally, the newly enacted tax package may have some impact on a certain percentage of investors who were traditionally municipal buyers. Despite these concerns, it is our belief the Fund is positioned well over the coming twelve-month period. We will maintain our commitment to finding value within the State of Colorado, concentrating on high quality, relatively high coupon bonds.

--------------------------------------------------------------------------------
[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 51

                               Manager's Overview

Westcore Colorado Tax-Exempt Fund (WTCOX)
Average Annual Total Returns

                                                                SINCE INCEP.
PERIOD ENDED     6-MONTH*     1-YEAR     5-YEAR     10-YEAR       6/1/91
------------     --------     ------     ------     -------       ------
   5/31/01         4.31%      10.59%      5.28%      5.92%         5.92%
   6/30/01         2.83%       8.71%      5.28%      6.04%         5.94%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/91. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

* Not annualized.

Investing in non-diversified funds can be more volatile and loss of principal could be greater than investing in more diversified funds.

Comparison of Change in Value of $10,000 Investment in
Westcore Colorado Tax-Exempt Fund, Lehman Brothers 10-Year Municipal Bond Index and Lipper Intermediate Municipal Debt Index

                                    Lehman Brothers
          Westcore Colorado        10-Year Municipal       Lipper Intermediate
           Tax-Exempt Fund            Bond Index           Municipal Debt Index
           ---------------            ----------           --------------------
6/91            10000                    10000                    10000
5/92            10836                    10930                    10868
5/93            11948                    12276                    11948
5/94            12333                    12697                    12226
5/95            13216                    13839                    13097
5/96            13741                    14493                    13629
5/97            14629                    15677                    14514
5/98            15699                    16400                    15612
5/99            16296                    17156                    16231
5/00            16074                    17125                    16115
5/01            17777                    19146                    17693

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/91.

Lipper Index data provided by Lipper Analytical Services, Inc.

Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification. This classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Note: Lipper categorizes Westcore Colorado Tax-Exempt Fund in the Lipper Other States Municipal Debt category. However, Lipper does not calculate a Lipper Index for this category. Therefore, Westcore Funds selected the Lipper Intermediate Municipal Debt Index as the most comparable Lipper Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
52                         Annual Report May 31, 2001                     [LOGO]

                               Manager's Overview

Top 10 Municipal Bond Holdings as of May 31, 2001

- El Paso County School District 49, 6.000% 12/01/2009, Sinking Fund 12/01/2007 @ 100.00, FSA

-    Mesa County Valley School District 51, 6.000%, 12/01/2006, MBIA

- Summit County School District Re-1, 6.550%, 12/01/2009, Prerefunded 12/01/2004 @ 100.00, FGIC

* Larimer County Poudre School District R-1, 6.000%, 12/15/2017, Optional 12/15/2010 @ 100.00, FGIC

- Poudre Valley Hospital District, Larimer County, 5.375%, 11/15/2007, Optional 11/15/2003 @ 100.00

- Boulder & Gilpin Counties, Boulder Valley School District Re-2, 5.000%, 12/01/2011, Optional 12/01/2007 @ 100.00, FGIC

- Eagle Garfield & Routt County School District Re-50J, 5.250%, 12/01/2015, Optional 12/01/2009 @ 101.00, FGIC

- Jefferson County School District R-1, 5.250%, 12/15/2011, Optional 12/15/2003 @ 101.00 FGIC

*    Adams & Weld Counties SD 27J, 5.500%, 12/01/2016, Optional 12/01/2008 @
     100.00, FGIC

-    Douglas County Sales & Use Tax Open Space, 6.000%, 10/15/2009, FSA

Percent of Net Assets in Top Ten Holdings: 20.16%
-    denotes decrease in holding since last report
*    denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

Sector Profile as a Percent of Net Assets for May 31, 2001

General Obligation Bonds                          64.43%
Utility Bonds                                     14.45%
Revenue Bonds                                      9.92%
Short-Term Investments and Net Other Assets        7.22%
Certificates of Participation                      3.98%

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[LOGO]               1-800-392-CORE (2673) - www.westcore.com                 53

                          FINANCIAL TABLE OF CONTENTS


Statements of Investments ................................................    55

         Westcore MIDCO Growth Fund ......................................    55

         Westcore Growth and Income Fund .................................    59

         Westcore Small-Cap Growth Fund ..................................    62

         Westcore Select Fund ............................................    64

         Westcore International Frontier Fund ............................    66

         Westcore International Select Fund ..............................    70

         Westcore Blue Chip Fund .........................................    72

         Westcore Mid-Cap Opportunity Fund ...............................    75

         Westcore Small-Cap Opportunity Fund .............................    78

         Westcore Flexible Income Fund ...................................    82

         Westcore Plus Bond Fund .........................................    86

         Westcore Colorado Tax-Exempt Fund ...............................    92

Statements of Assets and Liabilities .....................................   100

Statements of Operations .................................................   104

Statements of Changes in Net Assets ......................................   108

Financial Highlights .....................................................   120

Notes to Financial Statements ............................................   138

--------------------------------------------------------------------------------
54                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

Westcore MIDCO Growth Fund

                                                       Shares      Market Value
                                                       ------     -------------
Common Stocks 96.34%

Capital Goods 2.31%
Aerospace & Defense 0.74%
Embraer-Empresa Brasilei -
  ADR (Brazil)                                         26,300     $   1,088,820

Engineering & Construction 1.57%
Granite Construction Inc.                              25,100           683,975
Jacobs Engineering Group Inc.**                        21,700         1,618,820
                                                                  -------------
                                                                      2,302,795
Total Capital Goods
(Cost $3,343,431)                                                     3,391,615
                                                                  -------------

Consumer Cyclicals 19.22%
Consumer Products 0.83%
Mattel Inc.                                            68,600         1,221,080

Consumer Soft Goods 1.82%
Jones Apparel Group Inc.**                             60,200         2,660,840

Hotel - Restaurant - Leisure 1.89%
Metro-Goldwyn-Mayer Inc.**                            122,100         2,760,681

Media - Publishing - Cable 7.19%
Charter Communications
Inc. - Class A**                                      144,000         3,219,840
EchoStar Communications Corp. -
  Class A**                                            56,100         1,716,099
USA Networks Inc.**                                   145,240         3,755,906
Westwood One Inc.**                                    59,100         1,831,509
                                                                  -------------
                                                                     10,523,354

Retail 7.49%
Barnes & Noble Inc.**                                  36,900         1,186,335
Bed Bath & Beyond Inc.**                               72,300         2,137,911
Family Dollar Stores Inc.                             114,800         3,191,440
Ross Stores Inc.                                       34,500           824,895
TJX Companies Inc.                                     85,700         2,867,522
Venator Group Inc.**                                   57,600           766,080
                                                                  -------------
                                                                     10,974,183
Total Consumer Cyclicals
(Cost $20,545,894)                                                   28,140,138
                                                                  -------------

Consumer Staples 2.38%
Food, Beverages & Tobacco 1.39%
Adolph Coors Co. - Class B                              5,583           289,758
Hershey Foods Corp.                                    28,900         1,752,496
                                                                  -------------
                                                                      2,042,254

Retail Food & Drug 0.99%
Sysco Corp.                                            48,900         1,453,797
Total Consumer Staples
(Cost $2,955,782)                                                     3,496,051
                                                                  -------------

Credit Sensitive 7.41%
Financial Services 3.30%
Capital One Financial Corp.                            13,800           898,518
Lehman Bros. Holdings Inc.                             20,800         1,489,488
Providian Financial Corp.                              16,000           908,160
Stilwell Financial Inc.                                46,600         1,530,344
                                                                  -------------
                                                                      4,826,510

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                  55

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Insurance 2.20%
Ambac Financial Group Inc.                             38,250     $   2,143,913
HCC Insurance Holdings Inc.                            43,800         1,085,802
                                                                  -------------
                                                                      3,229,715

Utilities - Electric 1.00%
Constellation Energy Group Inc.                        31,000         1,466,300

Utilities - Telephone 0.91%
Time Warner Telecom Inc. - Class A**                   32,500         1,330,875
Total Credit Sensitive
(Cost $9,938,969)                                                    10,853,400
                                                                  -------------

Energy 11.43%
Energy Equipment & Services 5.41%
BJ Services Co. **                                     35,500         2,662,500
Nabors Industries Inc.**                               60,400         3,071,340
Noble Drilling Corp.**                                 51,200         2,186,240
                                                                  -------------
                                                                      7,920,080

Energy Producers 6.02%
Anadarko Petroleum Corp.                               45,000         2,817,450
Apache Corp.                                           31,400         1,869,870
El Paso Corp.                                          30,800         1,875,720
Ocean Energy Inc.                                     118,300         2,247,700
                                                                  -------------
                                                                      8,810,740
Total Energy
(Cost $13,060,101)                                                   16,730,820
                                                                  -------------

Healthcare 17.00%
Biotechnology 4.44%
Alkermes Inc.**                                        53,400         1,616,418
Applera Corp. - Celera Genomics Group**                36,700         1,589,477
Human Genome Sciences Inc.**                           32,100         2,129,835
Protein Design Labs Inc.**                             15,800         1,172,518
                                                                  -------------
                                                                      6,508,248

Drugs & Healthcare Products 4.51%
Apogent Technologies Inc.**                            94,800         2,307,432
Becton Dickinson & Co.                                 47,100         1,616,943
Biomet Inc.                                            38,200         1,706,394
Forest Laboratories Inc. - Class A**                   13,100           970,186
                                                                  -------------
                                                                      6,600,955

Healthcare Services 8.05%
Caremark Rx Inc.**                                     49,700           809,116
Community Health Systems Inc.**                        74,800         1,908,148
DaVita Inc. **                                         53,600         1,013,040
Laboratory Corp. of America Holdings**                 17,740         2,488,212
Omnicare Inc.                                         124,300         2,605,328
Tenet Healthcare Corp.**                               65,000         2,956,850
                                                                  -------------
                                                                     11,780,694
Total Healthcare
(Cost $16,208,727)                                                   24,889,897
                                                                  -------------

Services 6.31%
Business Services 2.81%
Cintas Corp.                                           64,150         2,991,956
Concord EFS Inc.**                                     22,100         1,120,470
                                                                  -------------
                                                                      4,112,426

Consumer Services 3.50%
Cendant Corp.**                                       210,700         4,041,226
Sylvan Learning Systems Inc.**                         58,400         1,080,400
                                                                  -------------
                                                                      5,121,626
Total Services
(Cost $6,265,774)                                                     9,234,052
                                                                  -------------

--------------------------------------------------------------------------------
56                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Technology 30.28%
Computer Hardware 4.00%
American Power Conversion Corp.**                      69,600     $   1,130,304
Electronics for Imaging Inc.**                         42,900         1,030,029
Gateway Inc.**                                         69,700         1,163,990
Ingram Micro Inc. - Class A**                          58,900           780,425
Lexmark International Inc. - Class A**                 16,500         1,022,835
Tech Data Corp.**                                      24,200           726,484
                                                                  -------------
                                                                      5,854,067

Computer Services & Software 11.63%
AutoDesk Inc.                                          52,100         1,590,613
Citrix Systems Inc.**                                  28,300           676,370
Compuware Corp.**                                      93,600         1,032,408
Fiserv Inc.**                                          33,300         1,835,163
Intuit Inc.**                                          25,400           814,324
Macromedia Inc.**                                      44,400           989,232
Parametric Technology Corp.**                         126,600         1,506,540
Portal Software Inc.**                                 78,900           421,326
Remedy Corp.**                                         54,100           973,800
SmartForce Plc - ADR** (Ireland)                       34,500           966,000
SunGard Data Systems Inc.**                            42,300         2,516,004
Symantec Corp.**                                       26,400         1,864,896
Synopsys Inc.**                                        21,700         1,234,296
Vignette Corp.**                                       75,000           613,500
                                                                  -------------
                                                                     17,034,472

Electronics 9.71%
Advanced Micro Devices Inc.**                          67,900         1,918,175
Agere Systems Inc. - Class A**                         86,700           606,900
Altera Corp.**                                         14,500           348,000
Atmel Corp.**                                          52,800           586,080
BMC Software Inc.**                                    40,200           960,780
Cypress Semiconductor Corp.**                          49,700         1,051,155
KLA -Tencor Corp.**                                    14,200           733,004
Micrel Inc.**                                          33,000         1,007,160
Microchip Technology Inc.**                            46,900         1,076,355
Novellus Systems Inc.**                                14,800           708,920
Photronics Inc.**                                      29,700           690,822
SanDisk Corp.**                                        44,500         1,043,525
Sanmina Corp.**                                        34,800           941,688
SCI Systems Inc.**                                     41,900           989,259
Triquint Semiconductor Inc.**                          30,000           529,200
Virata Corp.**                                         44,500           456,125
Vitesse Semiconductor Corp.**                          22,900           565,859
                                                                  -------------
                                                                     14,213,007

Networking 0.41%
McData Corp.- Class B**                                19,500           600,600

Telecommunications 4.53%
ADC Telecommunications Inc.**                          90,800           697,344
Advanced Fibre Communications Inc.**                   35,600           659,312
Clarent Corp.**                                        93,300           891,015
ONI Systems Corp.**                                    27,400           850,496
Polycom Inc.**                                         47,200         1,170,560
Scientific-Atlanta Inc.                                14,500           761,395
UTStarcom Inc.**                                       68,300         1,607,099
                                                                  -------------
                                                                      6,637,221
Total Technology
(Cost $44,654,542)                                                   44,339,367
                                                                  -------------

Total Common Stocks
(Cost $116,973,220)                                                 141,075,340
                                                                  -------------

--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Mutual Funds 2.15%

Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                     3,153,376     $   3,153,376
Total Mutual Funds
(Cost $3,153,376)                                                     3,153,376
                                                                  -------------

Investments of Cash Collateral for
Securities Loaned 8.30%

AIM Liquid Assets Fund                              1,865,238         1,865,238
AIM Prime Portfolio Fund                                1,621             1,621
Mitchell Hutchins Private Money Market Fund(2)     10,293,959        10,293,959
                                                                  -------------
                                                                     12,160,818
Total Investments of Cash Collateral
for Securites Loaned
(Cost $12,160,818)                                                   12,160,818
                                                                  -------------

Total Investments
(Cost $132,287,414)                                    106.79%    $ 156,389,534
Liabilities in Excess of Other Assets                   (6.79%)      (9,948,518)
                                                      -------     -------------

Net Assets                                             100.00%    $ 146,441,016
                                                      =======     =============

See Notes to Statements of Investments

--------------------------------------------------------------------------------
58                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

Westcore Growth and Income Fund

                                                       Shares      Market Value
                                                       ------     -------------
Common Stocks 94.35%

Basic Materials 1.25%
Chemicals 1.25%
Millipore Corp.                                         3,800     $     211,090
Total Basic Materials
(Cost $199,441)                                                         211,090
                                                                  -------------

Capital Goods 5.14%
Aerospace & Defense 0.55%
United Technologies Corp.                               1,100            91,641

Electrical Equipment 4.59%
General Electric Co.                                   15,800           774,200
Total Capital Goods
(Cost $542,159)                                                         865,841
                                                                  -------------

Consumer Cyclicals 14.13%
Automotive 1.10%
Ford Motor Co.                                          7,600           185,060

Consumer Soft Goods 1.02%
Nike Inc. - Class B                                     4,200           172,620

Hotel - Restaurant - Leisure 1.10%
Marriott International Inc. - Class A                   3,900           184,704

Media - Publishing - Cable 2.38%
Viacom Inc. - Class B**                                 3,421           197,186
Westwood One Inc.**                                     6,600           204,534
                                                                  -------------
                                                                        401,720

Retail 8.53%
Bed Bath & Beyond Inc.**                                4,800           141,936
Best Buy Inc.**                                         3,900           207,285
Costco Wholesale Corp.**                                7,100           276,261
Family Dollar Stores                                    9,500           264,100
Home Depot Inc.                                         2,800           138,012
Lowe's Companies Inc.                                   1,600           111,248
Wal-Mart Stores Inc.                                    5,800           300,150
                                                                  -------------
                                                                      1,438,992
Total Consumer Cyclicals
(Cost $1,582,431)                                                     2,383,096
                                                                  -------------

Consumer Staples 2.45%
Food, Beverages & Tobacco 1.40%
Hershey Foods Corp.                                     3,900           236,496

Retail Food & Drug 1.05%
Safeway Inc.**                                          3,500           177,275
Total Consumer Staples
(Cost $360,895)                                                         413,771
                                                                  -------------

Credit Sensitive 22.46%
Banks 4.50%
CitiGroup Inc.                                          3,600           184,500
Fifth Third Bancorporation                              3,000           176,610
Wells Fargo & Co.                                       3,400           160,072
Zions Bancorporation                                    4,400           238,216
                                                                  -------------
                                                                        759,398

Financial Services 7.83%
Capital One Financial Corp.                             4,600           299,506
Charles Schwab Corp.                                    4,950            93,060
Household International Inc.                            2,900           190,414
Instinet Group Inc.**                                   6,000           114,420
MBNA Corp.                                              3,862           139,264
Providian Financial Corp.                               4,000           227,040
Stilwell Financial Inc.                                 5,200           170,768
Washington Mutual Inc.                                  2,400            85,488
                                                                  -------------
                                                                      1,319,960

--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Insurance 4.29%
AFLAC Inc.                                              8,600     $     278,898
Ambac Financial Group Inc.                              2,850           159,742
American International Group Inc.                       3,512           284,472
                                                                  -------------
                                                                        723,112

Utilities - Electric 2.70%
AES Corp.**                                             6,484           294,374
Constellation Energy Group Inc.                         3,400           160,820
                                                                  -------------
                                                                        455,194

Utilities - Gas 3.14%
Enron Corp.                                             5,700           301,587
Williams Companies Inc.                                 5,800           228,520
                                                                  -------------
                                                                        530,107
Total Credit Sensitive
(Cost $2,445,574)                                                     3,787,771
                                                                  -------------

Energy 6.99%
Energy Equipment & Services 4.27%
Baker Hughes Inc.                                       6,600           260,040
Halliburton Co.                                         5,100           238,374
Nabors Industries Inc.**                                4,337           220,536
                                                                  -------------
                                                                        718,950

Energy Producers 2.72%
Anadarko Petroleum Corp.                                4,900           306,789
El Paso Corp.                                           2,500           152,250
                                                                  -------------
                                                                        459,039
Total Energy
(Cost $750,240)                                                       1,177,989
                                                                  -------------

Healthcare 17.49%
Biotechnology 2.09%
Genentech Inc.**                                        4,800           240,240
Medimmune Inc.**                                        2,800           111,636
                                                                  -------------
                                                                        351,876

Drugs & Healthcare Products 11.31%
Abbott Laboratories                                     4,400           228,712
Apogent Technologies Inc.**                             9,500           231,230
Becton Dickinson & Co.                                  8,300           284,939
Biomet Inc.                                             3,000           134,010
IDEXX Laboratories Inc.**                               7,700           229,075
Mylan Laboratories                                      6,800           216,308
Pfizer Inc.                                             8,950           383,866
Pharmacia Corp.                                         4,100           199,096
                                                                  -------------
                                                                      1,907,236

Healthcare Services 4.09%
Caremark Rx Inc.**                                     14,900           242,572
Community Health Systems Inc.**                         4,100           104,591
Patterson Dental Co.**                                  5,800           197,896
Tenet Healthcare Corp.**                                3,200           145,568
                                                                  -------------

                                                                        690,627
Total Healthcare
(Cost $2,351,990)                                                     2,949,739
                                                                  -------------

Services 5.41%
Business Services 3.67%
Cintas Corp.                                            2,500           116,600
Concord EFS Inc.**                                      4,400           223,080
Omnicom Group Inc.                                      3,000           279,240
                                                                  -------------
                                                                        618,920

Consumer Services 1.74%
Cendant Corp.**                                         7,300           140,014
Sylvan Learning Systems Inc.**                          8,300           153,550
                                                                  -------------
                                                                        293,564
Total Services
(Cost $482,656)                                                         912,484
                                                                  -------------

Technology 19.03%
Computer Hardware 2.57%
American Power Conversion Corp.**                       8,800          142,912

--------------------------------------------------------------------------------
60                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Gateway Inc.**                                          6,700     $     111,890
International Business Machines Corp.                   1,000           111,800
Sun Microsystems Inc.**                                 4,000            65,880
                                                                  -------------
                                                                        432,482

Computer Services & Software 7.89%
AutoDesk Inc.                                           5,200           158,756
Fiserv Inc.**                                           3,700           203,907
Intuit Inc.**                                           5,500           176,330
Microsoft Corp.**                                       4,100           283,638
Oracle Corp.**                                          8,300           126,990
Remedy Corp.**                                          7,300           131,400
SunGard Data Systems Inc.**                             4,200           249,816
                                                                  -------------
                                                                      1,330,837

Electronics 5.65%
Advanced Micro Devices Inc. **                          8,600           242,950
Intel Corp.                                             5,600           151,256
Linear Technology Corp.                                 1,800            86,400
Nokia Corp. - ADR (Finland)                             3,200            93,568
Novellus Systems Inc.**                                 3,700           177,230
SanDisk Corp.**                                         2,800            65,660
Sanmina Corp.**                                         1,500            40,590
Texas Instruments Inc.                                  2,800            95,536
                                                                  -------------
                                                                        953,190

Networking 2.10%
Cisco Systems Inc.**                                    8,000           154,080
McData Corp. - Class B**                                6,500           200,200
                                                                  -------------
                                                                        354,280

Telecommunications 0.82%
ADC Telecommunications Inc. **                          8,900            68,352
Ciena Corp.**                                           1,300            70,395
                                                                  -------------
                                                                        138,747
Total Technology
(Cost $2,770,300)                                                     3,209,536
                                                                  -------------

Total Common Stocks
(Cost $11,485,686)                                                   15,911,317
                                                                  -------------

Mutual Funds 4.75%

Fidelity Institutional Money Market Fund              150,000           150,000
Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                       650,891           650,891
                                                                  -------------
                                                                        800,891
Total Mutual Funds
(Cost $800,891)                                                         800,891
                                                                  -------------

Investments of Cash Collateral
for Securities Loaned
Mutual Funds 1.18%
AIM Liquid Assets Fund                                127,841           127,841
AIM Prime Portfolio Fund                                  176               176
Mitchell Hutchins Private Money Market Fund(2)         70,636            70,636
                                                                  -------------
                                                                        198,653
Total Investments of Cash Collateral
for Securities Loaned
(Cost $198,653)                                                         198,653
                                                                  -------------

Total Investments                                      100.28%    $  16,910,861
(Cost $12,485,231)
Liabilities in Excess of Other Assets                   (0.28%)         (46,621)
                                                      -------     -------------
Net Assets                                             100.00%    $  16,864,240
                                                      =======     =============

See Notes to Statements of Investments

--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

Westcore Small-Cap Growth Fund

                                                       Shares      Market Value
                                                       ------     -------------

Common Stocks 96.76%

Basic Materials 3.42%
Chemicals 3.42%
Cabot Corp.                                            18,000     $     675,180
Total Basic Materials
(Cost $631,633)                                                         675,180
                                                                  -------------

Consumer Cyclicals 11.49%
Consumer Soft Goods 1.87%
Vans Inc.**                                            15,000           368,850

Hotel - Restaurant - Leisure 5.70%
Argosy Gaming Co.**                                    29,800           725,034
O' Charleys Inc.**                                     23,000           400,200
                                                                  -------------
                                                                      1,125,234

Retail 3.92%
Global Sports Inc.**                                  125,000           775,000
Total Consumer Cyclicals
(Cost $2,791,242)                                                     2,269,084
                                                                  -------------

Consumer Staples 2.80%
Household Products 2.80%
Elizabeth Arden Inc.**                                 23,000           553,150
Total Consumer Staples
(Cost $394,725)                                                         553,150
                                                                  -------------

Credit Sensitive 3.03%
Insurance 3.03%
Annuity and Life Re Ltd.                               17,500           599,375
Total Credit Sensitive
(Cost $510,097)                                                         599,375
                                                                  -------------

Energy 8.67%
Energy Equipment & Services 2.06%
Hanover Compressor Co.**                               11,000           406,890

Energy Producers 6.61%
Cross Timbers Oil Co.                                  20,500           604,750
Spinnaker Exploration Co.**                            17,200           699,696
                                                                  -------------
                                                                      1,304,446
Total Energy
(Cost $1,267,002)                                                     1,711,336
                                                                  -------------

Healthcare 23.31%
Biotechnology 1.84%
Biosource International Inc.**                         54,000           362,880

Drugs & Healthcare Products 9.18%
Albany Molecular Research Inc.**                       15,000           513,900
ATS Medical Inc.**                                     62,455           746,961
OSI Pharmaceuticals Inc.**                             10,000           452,200
Regeneration Technologies Inc.**                       10,000           100,200
                                                                  -------------
                                                                      1,813,261

Healthcare Services 12.29%
Cerner Corp.**                                         11,500           482,080
Eclipsys Corp.**                                       25,500           554,370
Laboratory Corp. of America Holdings**                  5,500           771,430
Province Healthcare Co.**                              23,000           618,700
                                                                  -------------
                                                                      2,426,580
Total Healthcare
(Cost $4,667,616)                                                     4,602,721
                                                                  -------------

--------------------------------------------------------------------------------
62                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Services 3.85%
Business Services 2.56%
Corporate Executive Board Co.**                        15,000     $     506,400

Consumer Services 1.29%
ProsoftTraining.com Inc.**                            120,000           254,400
Total Services
(Cost $1,018,042)                                                       760,800
                                                                  -------------

Technology 40.19%
Computer Services & Software 19.82%
Cognizant Technology Solutions Corp. - Class A**        7,000           285,670
Embarcadero Technologies Inc.**                        10,000           278,500
I-many Inc.**                                          14,500           243,890
Interwoven Inc.**                                      15,000           271,650
Intranet Solutions Inc.**                              23,000           830,760
Pivotal Corp.**                                        10,000           210,000
Precise Software Solutions Ltd.** (Israel)             30,000           660,600
PurchasePro.com**                                      44,000            76,120
Secure Computing Corp.**                               50,000           789,500
SeeBeyond Technology Corp.**                           20,500           267,525
                                                                  -------------
                                                                      3,914,215

Electronics 11.54%
Alpha Industries Inc.**                                14,000           308,000
Avnet Inc.                                             24,500           603,680
Emcore Corp.**                                         24,000           783,600
Transmeta Corp.**                                      26,000           316,160
Viasystems Group Inc.**                                85,000           268,600
                                                                  -------------
                                                                      2,280,040

Networking 5.33%
Luminent Inc.**                                        60,000           285,600
Riverstone Networks Inc.**                             38,000           767,600
                                                                  -------------
                                                                      1,053,200

Telecommunications 3.50%
SignalSoft Corp.**                                     80,000           675,200
World Wireless Communications Inc.**                   24,500            16,905
                                                                  -------------
                                                                        692,105
Total Technology
(Cost $11,031,703)                                                    7,939,560
                                                                  -------------

Total Common Stocks
(Cost $22,312,060)                                                   19,111,206
                                                                  -------------

Warrants 0.00%

Technology 0.00%
Electronics 0.00%
Precision Optics Corp.**                               26,316                 1
Total Warrants
(Cost $118,948)                                                               1
                                                                  -------------

Mutual Funds 2.37%

Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                       467,889           467,889
Total Mutual Funds
(Cost $467,889)                                                         467,889
                                                                  -------------

Total Investments
(Cost $22,898,897)                                      99.13%    $  19,579,096
Other Assets in
Excess of Liabilities                                    0.87%          172,754
                                                      -------     -------------
Net Assets                                             100.00%    $  19,751,850
                                                      =======     =============

See Notes to Statements of Investments

--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

Westcore Select Fund

                                                       Shares      Market Value
                                                       ------      ------------
Common Stocks 93.88%

Basic Materials 6.44%
Metals 6.44%
Freeport-McMoran Copper & Gold
  Inc. - Class B**                                    130,000     $   2,037,100
Total Basic Materials
(Cost $1,955,421)                                                     2,037,100
                                                                  -------------

Capital Goods 9.28%
Aerospace & Defense 4.54%
General Motors Corp. - Class H**                       60,000         1,434,000

Engineering & Construction 4.74%
Chicago Bridge & Iron Co.                              20,000           679,600
Granite Construction Inc.                              30,000           817,500
                                                                  -------------
                                                                      1,497,100
Total Capital Goods
(Cost $3,054,051)                                                     2,931,100
                                                                  -------------

Consumer Cyclicals 23.39%
Consumer Products 3.20%
Newell Rubbermaid Inc.                                 40,000         1,010,800

Hotel - Restaurant - Leisure 20.19%
Champps Entertainment Inc.**                          190,000         1,605,500
MGM Mirage**                                           40,000         1,257,600
Multimedia Games Inc.**                                80,000         1,519,200
Station Casinos Inc.**                                115,000         2,002,150
                                                                  -------------
                                                                      6,384,450
Total Consumer Cyclicals
(Cost $6,298,642)                                                     7,395,250
                                                                  -------------

Credit Sensitive 4.90%
Utilities - Electric 4.90%
Reliant Resources Inc.**                               45,000         1,548,000
Total Credit Sensitive
(Cost $1,568,250)                                                     1,548,000
                                                                  -------------

Energy 10.50%
Energy Equipment & Services 1.43%
Petroleum Geo-Services - ADR** (Norway)                40,000           453,600

Energy Producers 9.07%
Arch Coal Inc.                                         20,000           617,000
Headwaters Inc.** 160,000                                             2,249,600
                                                                  -------------
                                                                      2,866,600
Total Energy
(Cost $1,725,597)                                                     3,320,200
                                                                  -------------

Healthcare 14.59%
Drugs & Healthcare Products 14.59%
Barr Laboratories Inc.**                               25,000         1,781,750
Biomet Inc.                                            35,000         1,563,450
Women First Healthcare Inc.**                         195,000         1,267,500
                                                                  -------------
                                                                      4,612,700
Total Healthcare
(Cost $3,794,257)                                                     4,612,700
                                                                  -------------

--------------------------------------------------------------------------------
64                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                    Shares or
                                                    Principal
                                                      Amount       Market Value
                                                      ------      -------------
Services 13.43%
Consumer Services 13.43%
Cendant Corp.**                                       170,000     $   3,260,600
Navigant International Inc.**                          60,000           986,400
                                                                  -------------
                                                                      4,247,000
Total Services
(Cost $3,736,401)                                                     4,247,000
                                                                  -------------

Technology 11.35%
Computer Services & Software 10.05%
Convera Corp - Class A**                               42,500           185,300
Expedia Inc.**                                         50,000         1,501,500
OpenTV Corp. - Class A**                               70,000           952,000
Priceline.com Inc.**                                  100,000           540,000
                                                                  -------------
                                                                      3,178,800

Telecommunications 1.30%
World Wireless Communications Inc.**                  435,000           300,150
World Wireless Communications Inc.(3)**               200,000           110,400
                                                                  -------------
                                                                        410,550
Total Technology
(Cost $4,911,378)                                                     3,589,350
                                                                  -------------

Total Common Stocks
(Cost $27,043,997)                                                   29,680,700
                                                                  -------------

U.S. Government Treasuries 11.77%

U.S. Treasury Bills:
08/23/2001                                       $  3,750,000         3,719,655
Total U.S. Government Treasuries
(Cost $3,718,938)                                                     3,719,655
                                                                  -------------

Mutual Funds 4.40%

Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                     1,392,148     $   1,392,148
Total Mutual Funds
(Cost $1,392,148)                                                     1,392,148
                                                                  -------------


Total Investments
(Cost $32,155,083)                                     110.05%    $  34,792,503
Liabilities in Excess
of Other Assets                                        (10.05%)      (3,175,906)
                                                      -------     -------------

Net Assets                                             100.00%    $  31,616,597
                                                      =======     =============

See Notes to Statements of Investments

--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

Westcore International Frontier Fund

                                                       Shares      Market Value
                                                       ------     -------------
Common Stocks 86.86%

Capital Goods 8.08%
Electrical Equipment 5.68%
Leica Geosystems Holding AG** (Switzerland)             3,300     $     910,535
SEZ Holding AG (Switzerland)                              750           438,963
Turbo Genset Inc.** (United Kingdom)                   61,200           406,448
                                                                  -------------
                                                                      1,755,946

Machinery & Equipment 2.40%
Pinguely-Haulotte (France)                             38,000           740,802
Total Capital Goods
(Cost $2,617,822)                                                     2,496,748
                                                                  -------------

Consumer Cyclicals 31.59%
Automotive 1.04%
Ducati Motor Holding SpA** (Italy)                    210,000           322,173

Building Related 3.25%
Grupo Dragados SA (Spain)                              80,000         1,002,880

Consumer Products 3.56%
Dorel Industries Inc. - Class B** - ADR (Canada)       24,600           498,396
Kose Corp. (Japan)                                     18,000           601,414
                                                                  -------------
                                                                      1,099,810

Consumer Soft Goods 2.11%
Puma AG (Germany)                                      44,000           652,652

Hotel - Restaurant - Leisure 9.74%
CIE Series B ** (Mexico)                              206,900           820,308
Four Seasons Hotel Inc. - ADR (Canada)                  6,300           363,195
Groupe FLO (France)                                    18,000           396,677
PizzaExpress Plc (United Kingdom)                      60,000           788,433
JD Wetherspoon Plc (United Kingdom)                   125,800           642,468
                                                                  -------------
                                                                      3,011,081

Media - Publishing - Cable 4.54%
Alliance Atlantis Communications Group
  Inc. - Class B** (Canada)                            25,000           343,629
Senator Entertainment AG** (Germany)                   91,500           566,154
Toei Animation Co. Ltd. (Japan)                         9,000           492,341
                                                                  -------------
                                                                      1,402,124

Retail 7.35%
Electronics Boutique Plc (United Kingdom)             421,000           572,655
GrandVision (France)                                   13,400           257,028
Matsumotokiyoshi Co. Ltd. (Japan)                      20,900           932,250
Tod's SpA** (Italy)                                    12,500           509,090
                                                                  -------------
                                                                      2,271,023
Total Consumer Cyclicals
(Cost $10,051,330)                                                    9,761,743
                                                                  -------------

--------------------------------------------------------------------------------
66                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Consumer Staples 2.68%
Food, Beverages & Tobacco 2.68%
Baron de Ley** (Spain)                                 15,000     $     298,779
Remy Cointreau SA (France)                             16,800           528,292
                                                                  -------------
                                                                        827,071
Total Consumer Staples
(Cost $856,288)                                                         827,071
                                                                  -------------

Credit Sensitive 3.10%
Financial Services 3.10%
AWD Holding AG (Germany)                                5,600           246,821
D. Carnegie & Co. AB** (Sweden)                        13,500           144,200
Van Der Moolen Holding (Netherlands)                   18,000           567,553
                                                                  -------------
                                                                        958,574
Total Credit Sensitive
(Cost $970,578)                                                         958,574
                                                                  -------------

Energy 6.52%
Energy Equipment & Services 2.79%
IHC Caland NV (Netherlands)                            17,500           862,539

Energy Producers 3.73%
Cairn Energy Plc** (United Kingdom)                   160,000           768,261
Soco International Plc** (United Kingdom)             200,000           384,983
                                                                  -------------
                                                                      1,153,244
Total Energy
(Cost $1,570,512)                                                     2,015,783
                                                                  -------------

Healthcare 15.79%
Biotechnology 2.57%
Celltech Chiroscience Group Plc**
  (United Kingdom)                                     17,500           292,857
Decode Genetics Inc.** (France)                        26,900           209,820
Oxford GlycoSciences Plc** (United Kingdom)            20,000           293,354
                                                                  -------------
                                                                        796,031

Drugs & Healthcare Products 13.22%
Angiotech Pharmaceuticals Inc.** (Canada)              10,500           480,514
ESC Medical Systems Ltd.** (Israel) - ADR              22,300           607,675
JoMed NV** (Switzerland)                               12,500           388,796
Nobel Biocare AB (Sweden)                              27,500           970,621
Phonak Holding AG (Switzerland)                           300         1,020,903
Powderject Pharmaceuticals** (United Kingdom)          45,000           263,699
Skyepharma Plc** (United Kingdom)                     300,000           353,729
                                                                  -------------
                                                                      4,085,937
Total Healthcare
(Cost $4,492,504)                                                     4,881,968
                                                                  ------------

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
                           STATEMENTS OF INVESTMENTS

                                                    Shares or
                                                    Principal
                                                      Amount       Market Value
                                                      ------      -------------
Services 7.05%
Business Services 7.05%
EDB Business Partner ASA (Norway)                      33,700     $     384,978
Park24 Co. Ltd. (Japan)                                 9,200           673,624
Swisslog Holding AG (Switzerland)                       7,750           453,595
Techem AG** (Germany)                                  25,650           665,273
                                                                  -------------
                                                                      2,177,470
Total Services
(Cost $2,321,008)                                                     2,177,470
                                                                  -------------

Technology 12.05%
Computer Services & Software 6.98%
Autonomy Corp. Plc** (United Kingdom)                  37,500           240,259
Datalex Plc** (Ireland)                                50,000            82,641
Eidos Plc** (United Kingdom)                          149,700           593,864
Oberthur Card Systems SA** (France)                    16,300           235,561
Riverdeep Group Plc - ADR** (United Kingdom)           27,300           743,925
Software Innovation AS** (Norway)                      27,800           259,702
                                                                  -------------
                                                                      2,155,952

Electronics 1.68%
ARC International Plc** (United Kingdom)               50,000            69,254
Pace Micro Technology Plc (United Kingdom)             65,000           449,691
                                                                  -------------
                                                                        518,945

Networking 0.95%
Adva Optical Networking AG** (Germany)                 36,200           294,558

Telecommunications 2.44%
Crosswave Communications Inc. - ADR** (Japan)          55,900           166,582
GT Group Telecom Inc. - Class B** (Canada)             40,800           259,948
Versatel Telecom International NV -
  Series B** (Netherlands)                             77,000           326,326
                                                                  -------------
                                                                        752,856
Total Technology
(Cost $5,052,409)                                                     3,722,311
                                                                  -------------

Total Common Stocks
(Cost $27,932,451)                                                   26,841,668
                                                                  -------------

Preferred Stocks 1.14%

Consumer Cyclicals 1.14%
Retail 1.14%
Hornbach Holding AG (Germany)                           7,700           352,432
Total Consumer Cyclicals
(Cost $404,615)                                                         352,432
                                                                  -------------

Total Preferred Stocks
(Cost $404,615)                                                         352,432
                                                                  -------------

U.S. Government Treasuries 10.47%

U.S. Treasury Bills:
07/19/2001                                       $  3,250,000         3,233,661
Total U.S. Government Treasuries
(Cost $3,233,661)                                                     3,233,661
                                                                  -------------

--------------------------------------------------------------------------------
68                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Mutual Funds 1.44%

Fidelity Institutional Money Market Fund               50,000     $      50,000
Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                       395,297           395,297
                                                                  -------------
                                                                        445,297
Total Mutual Funds
(Cost $445,297)                                                         445,297
                                                                  -------------

Total Investments
(Cost $32,016,024)                                      99.91%    $  30,873,058
Other Assets in Excess of Liabilities                    0.09%           28,755
                                                      -------     -------------
Net Assets                                             100.00%    $  30,901,813
                                                      =======     =============

See Notes to Statements of Investments

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
                           STATEMENTS OF INVESTMENTS

Westcore International Select Fund

                                                       Shares      Market Value
                                                       ------     -------------
Common Stocks 86.78%

Basic Materials 10.66%
Chemicals 3.10%
Shin Etsu Chemical Co. (Japan)                          8,000     $     309,712

Transportation 7.56%
easyJet Plc** (United Kingdom)                         35,000           217,032
Ryanair Holdings Plc - ADR** (Ireland)                 10,000           539,000
                                                                  -------------
                                                                        756,032
Total Basic Materials
(Cost $996,594)                                                       1,065,744
                                                                  -------------

Capital Goods 8.71%
Aerospace & Defense 3.10%
Embraer-Empresa Brasilei - ADR (Brazil)                 7,500           310,500

Machinery & Equipment 4.68%
Pinguely-Haulotte (France)                             24,000           467,875

Other Capital Goods 0.93%
Tomra Systems (Norway)                                  5,500            92,778
Total Capital Goods
(Cost $963,113)                                                         871,153
                                                                  -------------

Consumer Cyclicals 19.20%
Consumer Soft Goods 2.02%
Li & Fung Ltd. (Hong Kong)                            115,500           202,130

Hotel - Restaurant - Leisure 6.91%
Four Seasons Hotel Inc. - ADR (Canada)                  6,000           345,900
Oriental Land Co. Ltd. (Japan)                          4,500           345,775
                                                                  -------------
                                                                        691,675

Media/Publishing/Cable 6.02%
Toei Animation Co. Ltd. (Japan)                         4,000           218,818
Vivendi Universal SA (France)                           6,000           382,946
                                                                  -------------
                                                                        601,764

Retail 4.25%
Inditex SA** (Spain)                                   15,000           233,302
Tod's SpA** (Italy)                                     4,700           191,417
                                                                  -------------
                                                                        424,719
Total Consumer Cyclicals
(Cost $1,841,701)                                                     1,920,288
                                                                  -------------

Consumer Staples 5.26%
Food, Beverages & Tobacco 5.26%
Diageo Plc - ADR (United Kingdom)                      12,000           526,080
Total Consumer Staples
(Cost $483,988)                                                         526,080
                                                                  -------------

Credit Sensitive 8.11%
Financial Services 8.11%
Deutshe Borse AG (Germany)                              1,450           491,608
Egg Plc** (United Kingdom)                            150,000           319,635
                                                                  -------------
                                                                        811,243
Total Credit Sensitive
(Cost $799,897)                                                         811,243
                                                                  -------------

Energy 5.03%
Energy - Producers 5.03%
PanCanadian Petroleum Ltd. (Canada)                    16,000           503,493
Total Energy
(Cost $395,969)                                                         503,493
                                                                  -------------

--------------------------------------------------------------------------------
70                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Healthcare 10.97%
Drugs & Healthcare Products 10.97%
Aventis SA - ADR (France)                               5,000     $     372,900
Elan Corp. Plc - ADR** (Ireland)                       10,000           577,100
Sanofi Synthelabo SA (France)                           2,400           147,482
                                                                  -------------
                                                                      1,097,482
Total Healthcare
(Cost $1,080,408)                                                     1,097,482
                                                                  -------------

Technology 18.84%
Electronics 11.91%
NDS Group Plc - ADR** (United Kingdom)                 12,000           496,920
Sony Corp. (Japan)                                      9,000           694,580
                                                                  -------------
                                                                      1,191,500

Telecommunications 6.93%
Asia Global Crossing Ltd. -
  Class A** (Bermuda)                                  23,200           141,288
China Mobile Hong Kong Ltd. - ADR** (China)            15,000           365,250
Versatel Telecom International
  NV - Series B** (Netherlands)                        25,100           106,374
Vodafone Group Plc - ADR (United Kingdom)               3,100            80,259
                                                                  -------------
                                                                        693,171
Total Technology
(Cost $2,167,330)                                                     1,884,671
                                                                  -------------
Total Common Stocks
(Cost $8,729,000)                                                     8,680,154
                                                                  -------------

                                                     Shares or
                                                     Principal
                                                       Shares      Market Value
                                                       ------     -------------

Preferred Stocks 5.59%

Consumer Cyclicals 1.56%
Retail 1.56%
Hugo Boss AG (Germany)                                    500     $     155,959
Total Consumer Cyclicals
(Cost $157,900)                                                         155,959
                                                                  -------------

Credit Sensitive 4.03%
Insurance 4.03%
MLP AG (Germany)                                        4,000           403,458
Total Credit Sensitive
(Cost $488,066)                                                         403,458
                                                                  -------------

Total Preferred Stock
(Cost $645,966)                                                         559,417
                                                                  -------------

U.S. Government Treasuries 4.97%

U.S. Treasury Bills:
07/26/2001                                       $    500,000           497,244
Total U.S. Government Treasuries
(Cost $497,244)                                                         497,244
                                                                  -------------

Mutual Funds 2.71%

Fidelity Institutional Money Market Fund               50,000            50,000
Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                       221,236           221,236
                                                                  -------------
                                                                        271,236
Total Mutual Funds
(Cost $271,236)                                                         271,236
                                                                  -------------

Total Investments
(Cost $10,143,446)                                     100.05%    $  10,008,051
Liabilities in Excess of Other Assets                   (0.05%)          (4,554)
                                                      -------     -------------
Net Assets                                             100.00%    $  10,003,497
                                                      =======     =============

See Notes to Statements of Investments

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
                           STATEMENTS OF INVESTMENTS

Westcore Blue Chip Fund

                                                       Shares      Market Value
                                                       ------     -------------

Common Stock 95.97%

Basic Materials 7.11%
Chemicals 1.76%
Millipore Corp.                                        16,300     $     905,465

Paper & Packaging 1.47%
Abitibi-Consolidated Inc.                              90,600           756,510

Transportation 3.88%
Delta Air Lines Inc.                                   16,800           800,016
FedEx Corp.**                                          12,400           496,000
Union Pacific Corp.                                    12,300           707,250
                                                                  -------------
                                                                      2,003,266
Total Basic Materials
(Cost $3,478,338)                                                     3,665,241
                                                                  -------------

Capital Goods 3.80%
Aerospace & Defense 3.80%
General Dynamics Corp.                                 11,400           883,728
Raytheon Co. - Class B**                               36,100         1,074,697
                                                                  -------------
                                                                      1,958,425
Total Capital Goods
(Cost $1,731,863)                                                     1,958,425
                                                                  -------------

Consumer Cyclicals 14.18%
Hotel - Restaurant - Leisure 2.32%
Tricon Global Restaurants Inc.**                       26,200         1,197,340

Media - Publishing - Cable 8.49%
Charter Communications Inc. - Class A**                49,100         1,097,876
Dow Jones & Co. Inc.                                   13,800           769,350
USA Networks Inc.**                                    44,000         1,137,840
Viacom Inc. - Class B**                                23,800         1,371,832
                                                                  -------------
                                                                      4,376,898

Retail 3.37%
Target Corp.                                           20,500           774,900
TJX Companies Inc.                                     28,800           963,648
                                                                  -------------
                                                                      1,738,548
Total Consumer Cyclicals
(Cost $5,445,647)                                                     7,312,786
                                                                  -------------

Consumer Staples 3.99%
Food, Beverages & Tobacco 2.43%
Philip Morris Companies Inc.                           24,400         1,254,404

Retail Food & Drug 1.56%
Kroger Co.**                                           32,200           803,068
Total Consumer Staples
(Cost $1,373,486)                                                     2,057,472
                                                                  -------------

Credit Sensitive 32.35%
Banks 4.14%
Citigroup Inc.                                         31,866         1,633,133
Wells Fargo & Co. 10,600                                                499,048
                                                                  -------------
                                                                      2,132,181

Financial Services 10.03%
Federal Home Loan Mortgage Corp.                       11,300           748,060
J.P. Morgan Chase & Co.                                17,600           865,040
Knight Trading Group Inc.**                            25,600           366,336
Lehman Brothers Holdings Inc.                           6,600           472,626
Providian Financial Corp.                              19,500         1,106,820
Sovereign Bancorp Inc.                                 68,500           776,105
Washington Mutual Inc.                                 23,550           838,851
                                                                  -------------
                                                                      5,173,838

--------------------------------------------------------------------------------
72                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Insurance 5.89%
AON Corp.                                              24,200     $     847,000
Hartford Financial Services Group Inc.                 16,200         1,096,740
Nationwide Financial Services Inc. - Class A           11,800           521,796
XL Capital Ltd. - Class A                               7,200           572,400
                                                                  -------------
                                                                      3,037,936

REITs 1.07%
Host Marriott Corp.                                    42,500           549,950

Utilities - Electric 3.98%
CMS Energy Corp.                                       25,800           765,486
FPL Group Inc.                                         13,300           774,725
Reliant Resources Inc.**                               14,900           512,560
                                                                  -------------
                                                                      2,052,771

Utilities - Gas 1.34%
Dynegy Inc. - Class A                                  14,010           690,693

Utilities - Telephone 5.90%
ALLTEL Corp.                                           14,200           823,458
BellSouth Corp.                                        22,900           944,167
Telephone & Data Systems Inc.                          12,100         1,276,550
                                                                  -------------
                                                                      3,044,175
Total Credit Sensitive
(Cost $13,993,284)                                                   16,681,544
                                                                  -------------

Energy 10.26%
Energy Equipment & Services 2.34%
Transocean Sedco Forex Inc.                            22,600         1,207,970

Energy Producers 7.92%
Apache Corp.                                           13,200           786,060
Conoco Inc. - Class B                                  31,600           985,920
El Paso Corp.                                           8,733           531,840

Ocean Energy Inc.                                      38,400           729,600
Royal Dutch Petroleum Co. - ADR                        17,200         1,048,856
                                                                  -------------
                                                                      4,082,276
Total Energy
(Cost $4,824,015)                                                     5,290,246
                                                                  -------------

Healthcare 9.94%
Drugs & Healthcare Products 6.54%
Abbott Laboratories                                    26,600         1,382,668
Bristol-Myers Squibb Co.                               17,860           968,726
Schering-Plough Corp.                                  24,400         1,023,580
                                                                  -------------
                                                                      3,374,974

Healthcare Services 3.40%
Omnicare Inc.                                          35,846           751,332
Tenet Healthcare Corp.**                               22,000         1,000,780
                                                                  -------------
                                                                      1,752,112
Total Healthcare
(Cost $2,744,488)                                                     5,127,086
                                                                  -------------

Services 3.60%
Business Services 1.49%
Interpublic Group of Companies Inc.                    20,900           767,866

Consumer Services 2.11%
Cendant Corp.**                                        56,800         1,089,424
Total Services
(Cost $1,447,654)                                                     1,857,290
                                                                  -------------

Technology 10.74%
Computer Hardware 2.20%
American Power Conversion Corp.**                      40,300           654,472
International Business Machines Corp.                   4,300           480,740
                                                                  -------------
                                                                      1,135,212

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
                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Computer Services & Software 2.11%
Microsoft Corp.**                                      15,700     $   1,086,126

Electronics 6.43%
Avnet Inc.                                             51,500         1,268,960
Intel Corp.                                            18,600           502,386
SanDisk Corp.**                                        33,200           778,540
Sanmina Corp.**                                        28,400           768,504
                                                                  -------------
                                                                      3,318,390
Total Technology
(Cost $5,626,489)                                                     5,539,728
                                                                  -------------

Total Common Stocks
(Cost $40,665,264)                                                   49,489,818
                                                                  -------------

Mutual Funds 4.17%

Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                     2,151,283         2,151,283
Total Mutual Funds
(Cost $2,151,283)                                                     2,151,283
                                                                  -------------

Investments of Cash Collateral
for Securities Loaned 1.97%

Mitchell Hutchins Private Money Market Fund(2)      1,014,301         1,014,301
Total Investments of Cash Collateral
for Securities Loaned
(Cost $1,014,301)                                                     1,014,301
                                                                  -------------


Total Investments
(Cost $43,830,848)                                     102.11%    $  52,655,402
Liabilities in Excess of Other Assets                   (2.11%)      (1,086,502)
                                                      -------     -------------
Net Assets                                             100.00%    $  51,568,900
                                                      =======     =============

See Notes to Statements of Investments

--------------------------------------------------------------------------------
74                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

Westcore Mid-Cap Opportunity Fund

                                                       Shares      Market Value
                                                       ------     -------------
Common Stocks 96.28%

Basic Materials 8.91%
Chemicals 1.49%
Millipore Corp.                                         1,300     $      72,215

Paper & Packaging 3.12%
Abitibi-Consolidated Inc.                               9,000            75,150
Pactiv Corp.**                                          5,500            75,625
                                                                  -------------
                                                                        150,775

Transportation 4.30%
Delta Air Lines Inc.                                    1,900            90,478
Union Pacific Corp.                                       800            46,000
USFreightways Corp.                                     2,525            71,659
                                                                  -------------
                                                                        208,137
Total Basic Materials
(Cost $415,476)                                                         431,127
                                                                  -------------

Capital Goods 2.74%
Aerospace & Defense 1.28%
General Dynamics Corp.                                    800            62,016

Machinery & Equipment 1.46%
JLG Industries Inc.                                     6,000            70,500
Total Capital Goods
(Cost $116,074)                                                         132,516
                                                                  -------------

Consumer Cyclicals 13.75%
Consumer Soft Goods 1.49%
Reebok International Ltd.**                             2,500            72,100

Hotel - Restaurant - Leisure 3.42%
Anchor Gaming**                                           800            50,928
Tricon Global Restaurants Inc. **                       2,500           114,250
                                                                  -------------
                                                                        165,178

Media - Publishing - Cable 7.11%
Banta Corp.                                             2,500            70,000
Charter Communications Inc. - Class A**                 4,200            93,912
Dow Jones & Co. Inc.                                    1,700            94,775
USA Networks Inc.**                                     3,300            85,338
                                                                  -------------
                                                                        344,025

Retail 1.73%
Ross Stores Inc.                                        3,500            83,685
Total Consumer Cyclicals
(Cost $582,095)                                                         664,988
                                                                  -------------

Consumer Staples 6.10%
Food, Beverages & Tobacco 4.81%
IBP Inc.                                                5,100            95,880
Smithfield Foods Inc.**                                 1,900            69,255
Suiza Foods Corp.**                                     1,300            67,535
                                                                  -------------
                                                                        232,670

Retail Food & Drug 1.29%
Kroger Co. **                                           2,500            62,350
Total Consumer Staples
(Cost $258,702)                                                         295,020
                                                                  -------------

Credit Sensitive 26.80%
Banks 0.71%
Westamerica Bancorporation                                900            34,380

Financial Services 5.81%
Heller Financial Inc. - Class A                         1,500            51,600
Knight Trading Group Inc.**                               800            11,448
Lehman Brothers Holdings Inc.                             900            64,449

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
                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Metris Companies Inc.                                   3,300     $      99,000
Sovereign Bancorp Inc.                                  4,800            54,384
                                                                  -------------
                                                                        280,881

Insurance 6.65%
AON Corp.                                               2,500            87,500
Hartford Financial Services Group Inc.                  1,200            81,240
Nationwide Financial Services Inc. - Class A            2,200            97,284
XL Capital Ltd. - Class A                                 700            55,650
                                                                  -------------
                                                                        321,674

REITs 2.49%
Equity Office Properties Trust                          2,400            69,840
Host Marriott Corp.                                     3,900            50,466
                                                                  -------------
                                                                        120,306

Utilities - Electric 5.44%
Avista Corp.                                            4,200            92,526
CMS Energy Corp.                                        3,400           100,878
FPL Group Inc.                                          1,200            69,900
                                                                  -------------
                                                                        263,304

Utilities - Gas 3.19%
Dynegy Inc. - Class A                                   1,000            49,300
ONEOK Inc.                                              1,100            46,310
Questar Corp.                                           1,900            58,881
                                                                  -------------
                                                                        154,491

Utilities - Telephone 2.51%
Telephone & Data Systems Inc.                           1,150           121,325
Total Credit Sensitive
(Cost $1,193,800)                                                     1,296,361
                                                                  -------------

Energy 12.08%
Energy Equipment & Services 6.17%
Teekay Shipping Marshall                                2,400           120,000
Transocean Sedco Forex Inc.                             1,500            80,175
Veritas DGC Inc.**                                      2,800            98,028
                                                                  -------------
                                                                        298,203

Energy Producers 5.91%
Apache Corp.                                            1,300            77,415
Cross Timbers Oil Co.                                   4,300           126,850
Ocean Energy Inc. 4,300                                                  81,700
                                                                  -------------
                                                                        285,965
Total Energy
(Cost $499,914)                                                         584,168
                                                                  -------------

Healthcare 7.91%
Drugs & Healthcare Products 4.13%
Apogent Technologies Inc.**                             2,000            48,680
ESC Medical Systems Ltd.** (Israel) - ADR               3,800           103,550
IDEXX Laboratories Inc.**                               1,600            47,600
                                                                  -------------
                                                                        199,830

Healthcare Services 3.78%
Caremark Rx Inc.**                                      3,099            50,452
Omnicare Inc.                                           3,700            77,552
Tenet Healthcare Corp.**                                1,200            54,588
                                                                  -------------
                                                                        182,592
Total Healthcare
(Cost $268,171)                                                         382,422
                                                                  -------------

--------------------------------------------------------------------------------
76                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------
Services 7.10%
Business Services 4.81%
Interpublic Group of Companies Inc.                     1,500     $      55,110
NCO Group Inc.**                                        2,500            72,550
Quanta Services Inc.**                                  3,100           105,028
                                                                  -------------
                                                                        232,688

Consumer Services 2.29%
Cendant Corp.**                                         5,000            95,900
Sylvan Learning Systems Inc.**                            800            14,800
                                                                  -------------
                                                                        110,700
Total Services
(Cost $286,964)                                                         343,388
                                                                  -------------

Technology 10.89%
Computer Hardware 1.58%
American Power Conversion Corp.**                       4,700            76,328

Electronics 7.64%
Avnet Inc.                                              1,250            30,800
Oak Technology Inc.**                                   7,900            81,844
SanDisk Corp.**                                           700            16,415
Sanmina Corp.**                                         2,100            56,826
Therma-Wave Inc.**                                      2,500            36,125
Varian Semiconductor Equipment Associates Inc.**        1,400            55,398
Veeco Instruments Inc.**                                2,000            92,220
                                                                  -------------
                                                                        369,628

Telecommunications 1.67%
IDT Corp.**                                             3,100            81,003
Total Technology
(Cost $434,640)                                                         526,959
                                                                  -------------

Total Common Stocks
(Cost $4,055,836)                                                     4,656,949
                                                                  -------------

Mutual Funds 6.36%

Fidelity Institutional Money Market Fund              150,000     $     150,000
Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                       157,661           157,661
                                                                  -------------
                                                                        307,661
Total Mutual Funds
(Cost $307,661)                                                         307,661
                                                                  -------------

Total Investments
(Cost $4,363,497)                                      102.64%    $   4,964,610
Liabilities in Excess of Other Assets                   (2.64%)        (127,841)
                                                      -------     -------------
Net Assets                                             100.00%    $   4,836,769
                                                      =======     =============

See Notes to Statements of Investments

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
                           STATEMENTS OF INVESTMENTS

Westcore Small-Cap Opportunity Fund

                                                       Shares      Market Value
                                                       ------     -------------
Common Stocks 95.15%

Basic Materials 13.42%
Chemicals 4.74%
Millipore Corp.                                        16,600     $     922,130
OM Group Inc.                                           7,200           446,400
Spartech Corp.                                         23,700           462,150
                                                                  -------------
                                                                      1,830,680

Distribution 1.21%
United Natural Foods Inc.**                            26,600           467,096

Paper & Packaging 3.11%
Bowater Inc.                                           11,300           544,660
IVEX Packaging Corp.**                                 42,600           656,040
                                                                  -------------
                                                                      1,200,700

Transportation 4.36%
Alaska Air Group Inc.**                                19,500           560,235
Stelmar Shipping Ltd.**                                18,000           348,300
USFreightways Corp.                                    27,400           777,612
                                                                  -------------
                                                                      1,686,147
Total Basic Materials
(Cost $4,690,072)                                                     5,184,623
                                                                  -------------
Capital Goods 2.23%
Aerospace & Defense 0.53%
Hexcel Corp.**                                         19,300           204,580

Electrical Equipment 1.44%
Belden Inc.                                            22,100           558,688

Machinery & Equipment 0.26%
JLG Industries Inc.                                     8,500            99,875
Total Capital Goods
(Cost $888,161)                                                         863,143
                                                                  -------------
Consumer Cyclicals 14.21%
Automotive 2.18%
Cooper Tire & Rubber Co.                               27,600           362,940
Lear Corp.**                                           13,700           477,856
                                                                  -------------
                                                                        840,796

Building Related 1.43%
Kellwood Co.                                           23,600           554,836

Consumer Products 1.35%
Harman International Industries Inc.                   14,700           521,850

Consumer Soft Goods 0.98%
Wolverine World Wide Inc.                              22,400           380,800

Hotel - Restaurant - Leisure 3.02%
Bally Total Fitness Holding Corp.**                    12,300           295,200
CBRL Group Inc.                                        26,200           444,614
Prime Hospitality Corp.**                              37,100           426,650
                                                                  -------------
                                                                      1,166,464

Retail 5.25%
AnnTaylor Stores Corp.**                               12,500           426,500
Children's Place Retail Stores Inc.**                  15,600           446,940
Rent-A-Center Inc.**                                   13,300           595,308
Ross Stores Inc.                                       23,400           559,494
                                                                  -------------
                                                                      2,028,242
Total Consumer Cyclicals
(Cost $5,423,134)                                                     5,492,988
                                                                  -------------

--------------------------------------------------------------------------------
78                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------      ------------
Consumer Staples 4.26%
Food, Beverages & Tobacco 4.26%
IBP Inc.                                               29,200     $     548,960
Smithfield Foods Inc.**                                14,400           524,880
Suiza Foods Corp.**                                    11,000           571,450
                                                                  -------------
                                                                      1,645,290
Total Consumer Staples
(Cost $1,413,848)                                                     1,645,290
                                                                  -------------

Credit Sensitive 20.79%
Banks 3.38%
Colonial BancGroup Inc.                                22,600           280,692
Republic Bancorp Inc.                                  22,600           303,066
Waypoint Financial Corp.                               32,100           385,200
Westamerica Bancorporation                              8,800           336,160
                                                                  -------------
                                                                      1,305,118

Financial Services 9.06%
Downey Financial Corp.                                  6,800           293,556
FirstFed Financial Corp.**                             15,000           446,250
Heller Financial Inc. - Class A                         4,400           151,360
Jefferies Group Inc.                                   12,200           372,710
Knight Trading Group Inc.**                            27,400           392,094
Metris Companies Inc.                                  19,500           585,000
Security Capital Group Inc. - Class B**                28,600           600,600
Sovereign Bancorp Inc.                                 58,100           658,273
                                                                  -------------
                                                                      3,499,843

Insurance 1.09%
Delphi Financial Group - Class A                       11,820           420,792

REITs 2.91%
Annaly Mortgage Management Inc.                        26,100           337,995
Innkeepers USA Trust                                   14,800           171,680
Liberty Property Trust                                 11,000           318,780
Reckson Associates Realty Corp.                        13,700           297,290
                                                                  -------------
                                                                      1,125,745

Utilities - Electric 2.62%
Avista Corp.                                           24,800           546,344
Idacorp Inc.                                           12,100           468,270
                                                                  -------------
                                                                      1,014,614

Utilities - Gas 1.73%
ONEOK Inc.                                              6,900           290,490
Questar Corp.                                          12,200           378,078
                                                                  -------------
                                                                        668,568
Total Credit Sensitive
(Cost $7,418,442)                                                     8,034,680
                                                                  -------------

Energy 9.62%
Energy Equipment & Services 4.73%
Teekay Shipping Marshall                               20,000         1,000,000
Veritas DGC Inc.**                                     23,600           826,236
                                                                  -------------
                                                                      1,826,236

Energy Producers 4.89%
Cross Timbers Oil Co.                                  34,600         1,020,700
Energen Corp.                                          11,900           392,700
Western Gas Resources Inc.                             12,500           476,250
                                                                  -------------
                                                                      1,889,650
Total Energy
(Cost $3,136,624)                                                     3,715,886
                                                                  -------------

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
                           STATEMENTS OF INVESTMENTS

                                                     Shares or
                                                     Principal
                                                       Amount      Market Value
                                                       ------     -------------
Healthcare 7.35%
Drugs & Healthcare Products 5.06%
Apogent Technologies Inc.**                             9,700     $     236,098
Cooper Companies Inc.                                  12,700           580,390
ESC Medical Systems Ltd.** (Israel) - ADR              30,900           842,025
IDEXX Laboratories Inc.**                               9,900           294,525
                                                                  -------------
                                                                      1,953,038

Healthcare Services 2.29%
Omnicare Inc.                                          24,634           516,329
Renal Care Group Inc.**                                13,000           370,110
                                                                  -------------
                                                                        886,439
Total Healthcare
(Cost $2,120,664)                                                     2,839,477
                                                                  -------------
Services 9.90%
Business Services 8.22%
APAC Customer Services Inc.**                          77,000           256,410
NCO Group Inc.**                                       24,400           708,088
Quanta Services Inc.**                                 18,100           613,228
RH Donnelley Corp.**                                   17,900           510,150
Sensormatic Electronics Corp. **                       38,600           607,950
URS Corp.**                                             1,600            43,312
Waste Connections Inc.**                               14,700           438,942
                                                                  -------------
                                                                      3,178,080

Consumer Services 1.68%
Handleman Co.**                                        43,200           524,880
Sylvan Learning Systems Inc.**                          6,700           123,950
                                                                  -------------
                                                                        648,830
Total Services
(Cost $3,531,037)                                                     3,826,910
                                                                  -------------

Technology 13.37%
Computer Services & Software 1.79%
JDA Software Group Inc.**                              31,900     $     484,880
MSC Software Corp.**                                   10,300           205,485
                                                                  -------------
                                                                        690,365

Electronics 9.05%
Avnet Inc.                                             35,900           884,576
Oak Technology Inc.**                                  67,400           698,264
Therma-Wave Inc.**                                     21,300           307,785
Varian Semiconductor Equipment
   Associates Inc.**                                   12,100           478,797
Veeco Instruments Inc.**                               18,000           829,980
Viasystems Group Inc.**                                94,100           297,356
                                                                  -------------
                                                                      3,496,758

Telecommunications 2.53%
IDT Corp.**                                            37,500           979,875
Total Technology
(Cost $5,399,283)                                                     5,166,998
                                                                  -------------
Total Common Stocks
(Cost $34,021,265)                                                   36,769,995
                                                                  -------------

U.S. Government Treasuries 3.85%
U.S. Treasury Bills:
08/16/01                                          $   250,000           248,158
08/23/01                                            1,250,000         1,239,885
                                                                  -------------
                                                                      1,488,043
Total U.S. Government Treasuries
(Cost $1,487,947)                                                     1,488,043
                                                                  -------------

--------------------------------------------------------------------------------
80                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                       Shares      Market Value
                                                       ------     -------------

Mutual Funds 1.16%
Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                       448,405     $     448,405
Total Mutual Funds
(Cost $448,405)                                                         448,405
                                                                  -------------

Investments of Cash Collateral
for Securities Loaned 3.02%
Mutual Funds 3.02%
AIM Liquid Assets Fund                                116,148           116,148
AIM Prime Portfolio Fund                                  264               264
Mitchell Hutchins Private Money Market Fund(2)      1,050,028         1,050,028
                                                                  -------------
                                                                      1,166,440
Total Investments of Cash Collateral
for Securities Loaned
(Cost $1,166,440)                                                     1,166,440
                                                                  -------------
Total Investments
(Cost $37,124,057)                                     103.18%    $  39,872,883
Liabilities in Excess of Other Assets                   (3.18%)      (1,230,002)
                                                      -------     -------------
Net Assets                                             100.00%    $  38,642,881
                                                      =======     =============

See Notes to Statements of Investments

--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

Westcore Flexible Income Fund

                                                     Shares or
                                                     Principal
                                                       Amount      Market Value
                                                       ------     -------------
Common Stocks 3.41%

REITs 3.41%
FelCor Lodging Trust Inc.                               2,000     $      48,000
First Industrial Realty Trust Inc.                      1,000            31,250
Host Marriott Corp.                                     3,400            43,996
Mills Corp.                                             1,200            26,472
Plum Creek Timber Co. Inc.                              2,000            55,200
Post Properties Inc.                                    1,000            36,470
                                                                  -------------
                                                                        241,388
Total Common Stocks
(Cost $230,230)                                                         241,388
                                                                  -------------

Preferred Stocks 1.65%

REITs 1.65%
EIX Trust I - Series A, 7.875%                          2,000            24,400
First Industrial Realty Trust Inc.
  - Series E, 7.90%                                     1,000            23,875
Rouse Capital - 9.25%                                   1,500            37,650
Taubman Centers Inc. - Series A, 8.30%                  1,400            31,080
                                                                  -------------
                                                                        117,005
Total Preferred Stocks
(Cost $108,150)                                                         117,005
                                                                  -------------

Convertible Bonds 0.62%

Industrial 0.62%
Healthcare 0.62%
Omnicare Inc., 5.00%, 12/01/2007                   $   50,000            44,250
Total Convertible Bonds
(Cost $42,323)                                                           44,250
                                                                  -------------

Corporate Bonds 87.60%

Financial 31.89%
Financial Services 0.63%
Finova Capital Corp., 6.625%, 09/15/2001(6)            50,000            44,992

--------------------------------------------------------------------------------
82                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                     Principal
                                                       Amount      Market Value
                                                       ------     -------------
Insurance 3.28%
Leucadia National Corp., 7.75%, 08/15/2013         $  250,000     $     232,367

REITs 27.98%
BRE Properties Inc., 7.45%, 01/15/2011                 50,000            49,991
Camden Property Trust, 7.00%, 04/15/2004              150,000           152,615
Centerpoint Properties Corp., 6.75%, 04/01/2005       100,000            99,215
Health Care Property Investors Inc., 6.50%,
  02/15/2006                                          250,000           239,189
Healthcare Realty Trust, 8.125%, 05/01/2011            50,000            49,408
Nationwide Health Properties Inc., 7.23%,
  11/08/2006                                          150,000           136,963
New Plan Realty Trust, 7.75%, 04/06/2005              250,000           253,351
Price Development Co. LP, 7.29%, 03/11/2008           125,000           118,401
Property Trust of America, 6.875%, 02/15/2008         328,125           323,956
Rouse Co., 8.50%, 01/15/2003                          250,000           260,548
Security Capital Industrial Trust, 7.95%,
  05/15/2008                                          200,000           203,604
Trinet Corporate Realty Trust Inc., 6.75%,
  03/01/2013(5)                                       100,000            96,257
                                                                  -------------
                                                                      1,983,498
Total Financial
(Cost $2,260,204)                                                     2,260,857
                                                                  -------------

Industrial 32.78%
Automobiles 0.31%
Dana Corp., 6.50%, 03/01/2009                          25,000            21,949

Healthcare 7.67%
Manor Care Inc., 8.00%, 03/01/2008(1)                 250,000           255,938
Tenet Healthcare Corp., 8.625%, 01/15/2007            275,000           288,063
                                                                  -------------
                                                                        544,001

Hotel - Restaurant - Leisure 14.64%
Circus Circus Enterprises Inc., 6.45%, 02/01/2006     150,000           138,122
Hilton Hotels Corp., 7.625%, 05/15/2008               250,000           244,416
Mirage Resorts Inc., 6.75%, 08/01/2007                198,000           189,561
Park Place Entertainment Corp., 8.875%, 09/15/2008    300,000           313,500
Royal Caribbean Cruises Ltd., 6.75%, 03/15/2008        50,000            45,022
Venetian Casino Resort LLC, 12.25%, 11/15/2004        100,000           107,000
                                                                  -------------
                                                                      1,037,621

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
                           STATEMENTS OF INVESTMENTS

                                                     Principal
                                                       Amount      Market Value
                                                       ------     -------------
Manufacturing 2.15%
Briggs & Stratton, 8.875%, 03/15/2011              $  100,000     $     100,250
Crown Cork & Seal Co. Inc., 8.375%, 01/15/2005        100,000            52,500
                                                                  -------------
                                                                        152,750

Media - Publishing - Cable 0.75%
Tele-Communicatons Inc., 9.25%, 01/15/2023             50,000            52,846

Office Automation & Equipment 1.79%
Xerox Corp., 5.50%, 11/15/2003                        150,000           127,125

Retail 2.82%
Penney (JC) Co. Inc., 7.625%, 03/01/2097              120,000            82,410
Pep Boys - Manny, Moe & Jack, 6.52%,
  07/16/2007(5)                                       125,000           117,500
                                                                  -------------
                                                                        199,910

Telecommunications 2.65%
AT&T Canada Inc., 7.65%, 09/15/2006(1)                 50,000            49,736
Lucent Technologies Inc., 5.50%, 11/15/2008           100,000            75,648
Nortel Networks Ltd., 6.125%, 02/15/2006               65,000            62,108
                                                                  -------------
                                                                        187,492
Total Industrial
(Cost $2,310,135)                                                     2,323,694
                                                                  -------------

Transportation 20.58%
Airlines 20.58%
AMR Corp., 10.00%, 04/15/2021                         350,000           344,711
Atlas Air Inc., Pass-Through Certificates,
  Series 991A, 7.20%, 01/02/2019(5)                   119,773           117,231
Continental Airlines Inc., Pass-Through
  Certificates, Series 99-2, Class B, 7.566%,
  03/15/2020(5)                                       243,146           245,791
Delta Airlines Inc., 7.70%, 12/15/2005                175,000           173,582
United AirLines Inc., Pass-Through Certificates,
  Series 95-A1, 9.02%, 04/19/2012                     213,806           214,832
United AirLines Inc., Equipment Trust,
  Series 92-A, 9.35%, 04/07/2016                      225,000           228,954
US Airways Inc., Pass-Through Certificates,
  Series 98-1, 6.85%, 01/30/2018(5)                   143,116           134,138
                                                                  -------------
                                                                      1,459,239
Total Transportion
(Cost $1,476,980)                                                     1,459,239
                                                                  -------------

--------------------------------------------------------------------------------
84                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                     Shares or
                                                     Principal
                                                       Amount      Market Value
                                                       ------      ------------
Utilities 2.35%
Electric - Intergrated 2.35%
Edison International, 6.875%, 09/15/2004           $  200,000     $     166,500
Total Utilities
(Cost $179,184)                                                         166,500
                                                                  -------------
Total Corporate Bonds
(Cost $6,226,503)                                                     6,210,290
                                                                  -------------

Mutual Funds 2.17%

Goldman Sachs Financial Square Prime
  Obligations Fund - FST Shares                       153,992           153,992
Total Mutual Funds
(Cost $153,992)                                                         153,992
                                                                  -------------

Investments of Cash Collateral
for Securities Loaned 0.76%

Aim Liquid Assets Fund                                  9,915             9,915
Mitchell Hutchins Private Money Market Fund(2)         44,288            44,288
                                                                  -------------
                                                                         54,203
Total Investments of Cash Collateral
  for Securities Loaned
(Cost $54,203)                                                           54,203
                                                                  -------------


Total Investments (Cost $6,815,401)                     96.21%    $   6,821,128
Other Assets in Excess of Liabilities                    3.79%          268,628
                                                      -------     -------------
Net Assets                                             100.00%    $   7,089,756
                                                      =======     =============

See Notes to Statements of Investments

--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

Westcore Plus Bond Fund

                                                    Principal
                                                      Amount       Market Value
                                                      ------      -------------
Convertible Bonds 1.51%

Industrial 1.51%
Healthcare 0.56%
Omnicare Inc., 5.00%, 12/01/2007                 $    350,000     $     309,750

Hotel - Restaurant - Leisure 0.58%
Hilton Hotels Corp., 5.00%, 05/15/2006                350,000           318,063

Telecommunications 0.37%
Corning Inc., Zero Coupon, 3.50%,
  11/08/2015(4)(5)                                    350,000           206,938
Total Convertible Bonds
(Cost $798,185)                                                         834,751
                                                                  -------------

Corporate Bonds 58.13%

Financial 31.33%
Data Processing/Management 0.45%
Dun & Bradstreet Corp., 6.625%, 03/15/2006(1)         250,000           246,576

Financial Services 3.04%
Beneficial Corp., 6.25%, 02/18/2013(5)                450,000           455,194
General Motors Acceptance Corp.,
  7.75%, 01/19/2010                                   500,000           524,374
Heller Financial Inc., 7.125%, 09/28/2004             375,000           388,792
Pemex Finance Ltd., 7.80%. 02/15/2013                 150,000           158,090
Transamerica Finance Corp., 7.25%, 08/15/2002         150,000           153,599
                                                                  -------------
                                                                      1,680,049

Insurance 3.52%
Aetna Services Inc., 7.125%, 08/15/2006               750,000           783,083
Leucadia National Corp., 7.75%, 08/15/2013            700,000           650,628
Phoenix Home Life Mutual, 6.95%, 12/01/2006(1)        500,000           507,338
                                                                  -------------
                                                                      1,941,049

Investment Banking/Brokerage 1.25%
Bear Stearns Companies Inc., 7.80%, 08/15/2007        200,000           211,170
Donaldson, Lufkin & Jenrette Inc.,
  5.875%, 04/01/2002                                  475,000           480,267
                                                                  -------------
                                                                        691,437

--------------------------------------------------------------------------------
86                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                    Principal
                                                      Amount       Market Value
                                                      ------      -------------
REITs 23.07%
Avalon Properties Inc., 6.875%, 12/15/2007        $   225,000     $     223,169
AvalonBay Communities Inc., 8.25%, 07/15/2008         300,000           321,312
BRE Properties Inc., 7.45%, 01/15/2011                400,000           399,926
Camden Property Trust, 7.00%, 04/15/2004              800,000           813,946
Centerpoint Properties Corp., 6.75%, 04/01/2005       400,000           396,860
Chateau Properties LP, 6.92%, 12/10/2014(5)           375,000           376,068
Chelsea GCA Realty Partnership LP,
  7.25%, 10/21/2007                                   300,000           292,703
Colonial Realty LP, 7.00%, 07/14/2007                 300,000           289,279
Corporate Property Investors, 7.75%,
  08/15/2004(1)                                       600,000           619,964
Crescent Real Estate Equities LP,
  7.00%, 09/15/2002                                   300,000           299,360
Developers Diversified Realty, 6.95%, 07/23/2004      500,000           497,967
EOP Operating LP, 8.10%, 08/01/2010                   250,000           263,526
ERP Operating LP, 7.57%, 08/15/2026(5)                240,000           248,712
Evans Withycombe Residential, 7.50%, 04/15/2004       375,000           389,182
Health Care Property Investors Inc.,
  6.50%, 02/15/2006                                   400,000           382,702
Healthcare Realty Trust Inc., 8.125%, 05/01/2011      350,000           345,855
Kimco Realty Corp., 6.83%, 11/14/2005               1,000,000         1,010,208
Liberty Property LP, 7.10%, 08/15/2004                500,000           509,671
Nationwide Health Properties Inc.
  7.23%, 11/08/2006                                   425,000           388,062
New Plan Realty Trust, 7.75%, 04/06/2005            1,000,000         1,013,405
Price Development Co. LP, 7.29%, 03/11/2008           200,000           189,441
Rouse Co., 8.50%, 01/15/2003                          400,000           416,877
Security Capital Industrial Trust,
  7.95%, 05/15/2008                                   350,000           356,307
Trinet Corporate Realty Trust Inc.,
  6.75%, 03/01/2013(5)                                420,000           404,281
United Dominion Realty Trust, 7.02%, 11/15/2005       500,000           490,782
Washington Real Estate Investment Trust,
  7.125%, 08/13/2003                                  750,000           770,001
Weingarten Realty Investors, 7.22%, 06/01/2005      1,000,000         1,019,434
                                                                  -------------
                                                                     12,729,000
Total Financial
(Cost $16,898,862)                                                   17,288,111
                                                                  -------------

Industrial 16.96%
Automobiles 1.15%
Dana Corp., 6.50%, 03/01/2009                         125,000           109,746
Daimler Chrysler NA Holding Corp.,
  7.75%, 06/15/2005                                   500,000           526,399
                                                                  -------------
                                                                        636,145

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
                           STATEMENTS OF INVESTMENTS

                                                    Principal
                                                      Amount       Market Value
                                                      ------      -------------
Chemicals 0.98%
Borden Inc., 7.875%, 02/15/2023                   $   500,000     $     336,485
Olin Corp., 8.00%, 06/15/2002                         200,000           206,609
                                                                  -------------
                                                                        543,094

Energy 0.73%
Atmos Energy Corp., 7.375%, 05/15/2011                400,000           404,946

Healthcare 1.63%
Hillenbrand Industries Inc., 8.50%, 12/01/2011        325,000           344,408
Tenet Healthcare Corp., 8.625%, 01/15/2007            525,000           549,938
                                                                  -------------
                                                                        894,346

Hotel - Restaurant - Leisure 4.83%
Circus Circus Enterprises Inc.,
  6.45%, 02/01/2006                                   500,000           460,407
Hilton Hotels Corp., 7.625%, 05/15/2008               550,000           537,715
Mirage Resorts Inc., 6.75%, 08/01/2007                650,000           622,298
Park Place Entertainment Corp.,
  8.875%, 09/15/2008                                  700,000           731,500
Royal Caribbean Cruises Ltd., 6.75%, 03/15/2008       350,000           315,155
                                                                  -------------
                                                                      2,667,075

Media - Publishing - Cable 3.15%
AT&T Corp., 6.00%, 03/15/2009                         350,000           328,758
Tele-Communications Inc., 9.25%, 01/15/2023           350,000           369,919
Time Warner Entertainment Co. LP,
  9.625%, 05/01/2002                                1,000,000         1,039,350
                                                                  -------------
                                                                      1,738,027

Metals 0.40%
Cyprus Amax Minerals Co., 6.625%, 10/15/2005          225,000           219,283

Paper & Related Products 1.42%
Georgia - Pacific Corp., 9.875%, 11/01/2021(5)        750,000           783,478

Retail 0.38%
Pep Boys - Manny, Moe & Jack, 6.52%,
  07/16/2007(5)                                       225,000           211,500

--------------------------------------------------------------------------------
88                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                    Principal
                                                      Amount       Market Value
                                                      ------      -------------
Telecommunications 2.29%
AT&T Canada Inc., 7.65%, 09/15/2006(1)            $   525,000     $     522,231
Lucent Technologies Inc., 5.50%, 11/15/2008           350,000           264,769
Nortel Networks Ltd., 6.125%, 02/15/2006              500,000           477,754
                                                                  -------------
                                                                      1,264,754
Total Industrial
(Cost $9,302,509)                                                     9,362,648
                                                                  -------------

Transportation 7.65%
Airlines 7.65%
Aerofreighter Finance Trust - Series A, Class A,
  7.85%, 12/15/2009(1)(5)                             233,889           240,671
America West Airlines Inc., Pass - Through
  Certificates, Series 1999-1, Class G, 7.93%,
  07/02/2020(1)(5)                                    166,162           174,065
American Airlines Inc., Series 1991,
  9.71%, 01/02/2007                                   649,992           695,598
AMR Corp.:
  10.40%, 03/15/2011                                  250,000           272,480
  10.00%, 04/15/2021                                  400,000           393,955
Continental Airlines Inc., Pass-Through
  Certificates, Series 962A, 7.75%,
  01/02/2016(5)                                       425,208           446,242
Continental Airlines Inc., Pass-Through
  Certificates, Series 99-2, Class B,
  7.566%, 03/15/2020(5)                               194,517           196,633
Delta Air Lines Inc., 7.70%, 12/15/2005               300,000           297,569
United AirLines Inc., Pass-Through
  Certificates, Series 95-A1,
  9.02%, 04/19/2012                                   855,225           859,326
United AirLines Inc., Equipment Trust,
  Series 92-A, 9.35%, 04/07/2016                      350,000           356,151
US Airways Inc., Pass-Through Certificates,
  Series 98-1, 6.85%, 01/30/2018(5)                   310,085           290,632
                                                                  -------------
                                                                      4,223,322
Total Transportation
(Cost $4,191,993)                                                     4,223,322
                                                                  -------------

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
                           STATEMENTS OF INVESTMENTS

                                                    Principal
                                                      Amount       Market Value
                                                      ------      -------------
Utilities 2.19%
Electric - Intergrated 2.19%
Edison International, 6.875%, 09/15/2004          $   660,000     $     549,450
Midamerican Energy Co., 7.375%, 08/01/2002            250,000           257,122
Western Resources Inc., 7.25%, 08/15/2002             400,000           402,158
                                                                  -------------
                                                                      1,208,730
Total Utilities
(Cost $1,289,909)                                                     1,208,730
                                                                  -------------
Total Corporate Bonds
(Cost $31,683,273)                                                   32,082,811
                                                                  -------------

Asset-Backed Securities, Collateralized Mortgage
Obligations & Mortgage-Backed Securities 19.75%

Asset-Backed Securities 3.92%
American Express Master Trust, Series 98-1A,
  5.90%, 04/15/2004(5)                                499,999           509,561
AmeriCredit Automobile Receivables Trust,
  Series 1999-B, Class A4, 5.96%, 03/05/2006(5)       250,000           254,954
Arcadia Automobile Receivables Trust, Series
  1999-C, Class A3, 7.20%, 06/15/2007(5)              181,260           187,964
COMED Transitional Funding Trust, Series 1998-1,
  Class A6, 5.63%, 06/25/2009(5)                      150,000           149,113
Household Automobile Revolving Trust I,
  Series 1998-1, Class B1,
  6.30%, 05/17/2005(5)                                 61,073            62,078
John Deere Owner Trust, Series 1999-A,
  Class A4, 6.12%, 10/17/2005(5)                      375,000           381,738
Newcourt Equipment Trust Securities,
  Series 1998-1, Class A3,
  5.24%, 12/20/2002(5)                                 56,359            56,570
Sears Credit Account Master Trust,
  Series 1999-2, Class A,
  6.35%, 02/16/2007(5)                                300,000           306,784
WFS Financial Owner Trust, Series 2000-A,
  Class A3, 7.22%, 09/20/2004(5)                      250,000           257,821
                                                                  -------------
                                                                      2,166,583

Collateralized Mortgage Obligations 0.25%
Collateralized Mortgage Securities Corp.,
  Series 1988-4, Class B, 8.75%, 04/20/2019           131,056           135,680

Mortgage-Backed Securities 15.58%
FHLMC Gold Pool #G00336, 6.00%, 10/01/2024          1,534,674         1,491,015
FHLMC Gold Pool, #C00730, 6.00%, 03/01/2029         3,657,411         3,537,592

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90                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                    Shares or
                                                    Principal
                                                      Amount       Market Value
                                                      ------      -------------
FHLMC Gold Pool, #C23906, 6.00%, 03/01/2029      $  2,646,069     $   2,559,382
FNMA Pool #303845, 7.00%, 05/01/2011                  509,551           524,344
GNMA Pool #780019, 9.50%, 12/15/2009                  445,665           485,429
                                                                  -------------
                                                                      8,597,762
Total Asset-Backed Securities, Collateralized
Mortgage Obligations & Mortgage-Backed
Securities
(Cost $10,741,480)                                                   10,900,025
                                                                  -------------

U.S. Government Agencies & Treasuries 17.87%

U.S. Government Agencies 5.62%
Federal National Mortgage Assoc.:
  7.00%, 07/15/2005                                   400,000           423,841
  6.00%, 05/15/2008                                   600,000           606,566
  6.625%, 11/15/2010                                2,000,000         2,073,488
                                                                  -------------
                                                                      3,103,895

U.S. Government Treasuries 12.25%
U.S Treasury Bonds:
  6.875%, 08/15/2025                                2,000,000         2,234,104
U.S. Treasury Notes:
  7.875%, 08/15/2001                                  550,000           554,963
  7.00%, 07/15/2006                                 1,500,000         1,628,681
  6.00%, 08/15/2009                                 2,250,000         2,339,881
                                                                  -------------
                                                                      4,523,525
Total U.S. Government Agencies & Treasuries
(Cost $9,765,915)                                                     9,861,524
                                                                  -------------

Mutual Funds 2.80%

Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares
                                                    1,543,316         1,543,316
Total Mutual Funds
(Cost $1,543,316)                                                     1,543,316
                                                                  -------------

Total Investments (Cost $54,532,169)                   100.06%    $  55,222,427
Liabilities in Excess of Other Assets                   (0.06%)         (34,003)
                                                      -------     -------------
Net Assets                                             100.00%    $  55,188,424
                                                      =======     =============

See Notes to Statements of Investments

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
                           STATEMENTS OF INVESTMENTS

Westcore Colorado Tax-Exempt Fund

                                                                        Bond Rating       Principal
                                                                        Moody's/S&P*        Amount         Market Value
                                                                        ------------        ------         ------------
Certificates of Participation 3.98%

Bent County, Certificate of Participation, Jail Facility
  and County Project Lease Purchase Agreement,
  4.50%, 12/01/2010, Optional anytime @ 100.00,
  Asset Guaranty                                                           NR/AA         $   200,000       $   195,368
Fremont County, Certificate of Participation, Lease
  Purchase Agreement, 5.125%, 12/15/2012,
  Optional anytime @ 100.00, MBIA                                          Aaa/AAA           500,000           513,670
Larimer County, Certificate of Participation, Courthouse
  & Jail Facilities Lease Purchase Agreement,
  4.75%, 12/15/2009, Optional anytime @ 100.00, FSA                        Aaa/AAA           500,000           514,355
Moffat County, Certificate of Participation, Public
  Safety Center Project Lease Purchase Agreement,
  4.75%, 06/01/2009, Optional anytime @ 100.00,
  AMBAC                                                                    Aaa/AAA           100,000           103,026
Weld County, Certificate of Participation, Correctional
  Facilities Lease Purchase Agreement, 5.35%,
  8/01/2010, Optional anytime @ 100.00, MBIA                               Aaa/AAA           510,000           536,240
                                                                                                           -----------
Total Certificates of Participation
(Cost $1,805,905)                                                                                            1,862,659
                                                                                                           -----------

General Obligation Bonds 64.43%

County/City/Special District/School District 64.43%
Adams County School District 12, 6.125%, 12/15/2007,
  Optional 12/15/2003 @ 100.00, FGIC                                       Aaa/AAA           500,000           527,265
Adams & Arapahoe Counties Joint School District 28J:
  5.75%, 12/01/2006, MBIA                                                  Aaa/AAA           100,000           109,246
  5.35%, 12/01/2015, Escrowed to Maturity                                  Aa3/AA-           260,000           272,587
Adams & Arapahoe Counties School District 29J,
  5.40%, 12/01/2009, Optional 12/01/2006 @
  100.00, MBIA                                                             Aaa/AAA           100,000           105,302

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92                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                                        Bond Rating       Principal
                                                                        Moody's/S&P*        Amount         Market Value
                                                                        ------------        ------         ------------
Adams & Weld Counties School District 27J:
  5.55%, 12/01/2009, Optional 12/01/2006 @
  100.00, FGIC                                                             Aaa/AAA       $   250,000       $   265,072
  5.50%, 12/01/2016, Optional 12/01/2008 @
  100.00, FGIC                                                             Aaa/AAA           550,000           567,897
  5.00%, 12/01/2016, Optional 12/01/2011 @
  100.00, MBIA                                                             Aaa/AAA           250,000           250,090
Arapahoe County School District 1, 5.25%, 12/01/2013,
  Optional 12/01/2008 @ 100.00, FSA                                        Aaa/AAA           500,000           516,885
Arapahoe County School District 2, 6.75%, 12/01/2004,
  Escrowed to Maturity                                                     Aa3/NR             25,000            27,681
Arapahoe County School District 5, 5.50%, 12/15/2006                       Aa2/AA            500,000           540,615
Arapahoe County School District 6, 5.50%, 12/01/2006                       Aa2/AA            250,000           270,177
Archuleta & Hinsdale Counties Joint School District 50 JT,
  5.50%, 12/01/2014, Optional 12/01/2006 @
  101.00, MBIA                                                             Aaa/AAA           250,000           259,480
Archuleta & La Plata Counties School District No. 10 JT-R,
  4.20%, 12/01/2010, Optional 12/01/2008 @
  100.00, MBIA                                                             Aaa/AAA           150,000           147,734
Basalt & Rural Fire Protection District, Eagle & Pitkin
  Counties, 5.20%, 12/01/2015, Optional 12/01/2006
  @ 100.00, AMBAC                                                          Aaa/AAA           100,000           101,351
Boulder County Open Space Acquisition, 5.40%,
  08/15/2015, Optional 08/15/2010 @100                                     Aa1/AA+           500,000           518,040
Boulder & Gilpin Counties, Boulder Valley
School District Re-2:
  5.90%, 10/15/2003, Optional 10/15/2001 @ 100.00                          Aa3/AA            500,000           504,665
  5.50%, 12/01/2005, FGIC                                                  Aaa/AAA           100,000           107,385
  6.25%, 10/15/2006, Optional 10/15/2001 @100.00                           Aa3/AA            100,000           100,919
  5.00%, 12/01/2011, Optional 12/01/2007 @
  100.00, FGIC                                                             Aaa/AAA         1,000,000         1,033,450
  5.125%, 12/01/2017, Optional 12/01/2009 @ 100.00                         Aa3/AA            300,000           299,931
Boulder, Larimer, & Weld Counties, St. Vrain Valley
School District Re-1J:
  5.50%, 12/15/2004, Optional 12/15/2002 @
  101.00, MBIA                                                             Aaa/AAA           100,000           104,156
  6.00%, 12/15/2010, Optional 12/15/2002 @
  101.00, MBIA                                                             Aaa/AAA           100,000           103,785
Carbondale & Rural Fire Protection District, Garfield,
  Gunnison & Pitkin Counties, 5.20%, 12/01/2010,
  Optional 12/01/2004 @ 101.00, AMBAC                                      Aaa/AAA           100,000           103,387

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
                           STATEMENTS OF INVESTMENTS

                                                                        Bond Rating       Principal
                                                                        Moody's/S&P*        Amount         Market Value
                                                                        ------------        ------         ------------
Chaffee County School District R-31, 5.10%, 12/01/2009,
  Optional 12/01/2006 @ 100.00, FSA                                        Aaa/AAA       $   150,000       $   155,772
Chaffee & Fremont Counties School District R-32J, 5.00%,
  12/01/2012, Optional 12/01/2007 @ 100.00, FSA                            Aaa/AAA           425,000           434,630
City & County of Denver Board Water Commissioners,
  5.50%, 10/01/2011 Aa2/AA+                                                                  250,000           271,640
Clear Creek County School District Re-1, 5.40%,
  12/01/2011, Optional 12/01/2005 @ 100.00, MBIA                           Aaa/AAA           250,000           259,255
Denver City & County, 5.25%, 08/01/2005                                    Aa2/AA+           500,000           529,345
Douglas & Elbert Counties School District Re-1:
  5.75%, 12/15/2005, Optional 12/15/2001 @
  101.00, FGIC                                                             Aaa/AAA           250,000           255,367
  6.15%, 12/15/2008, Optional 12/15/2004 @
  101.00, MBIA                                                             Aaa/AAA           250,000           268,070
  5.25%, 12/15/2016, Optional 12/15/2011 @
  100.00, MBIA                                                             Aaa/AAA           500,000           510,325
  6.50%, 12/15/2016, Prerefunded 12/15/2004 @ 101.00                       Aaa/AAA           500,000           554,495
Eagle, Garfield & Routt Counties School District Re-50J:
  5.75%, 12/01/2003, Optional 12/01/2002 @
  100.00, FGIC                                                             Aaa/AAA           200,000           207,476
  4.40%, 12/01/2010, Optional 12/01/2009 @
  101.00, FGIC                                                             Aaa/AAA           500,000           500,140
  5.25%, 12/01/2015, Optional 12/01/2009 @
  101.00, FGIC                                                             Aaa/AAA         1,000,000         1,025,810
El Paso County School District 2:
  5.25%, 12/01/2012, Optional 12/01/2010 @
  100.00, MBIA                                                             Aaa/AAA           250,000           262,657
  5.70%, 12/01/2014, Prerefunded 12/01/2005 @ 100.00                       Aa3/NR            100,000           108,202
El Paso County School District 12, 5.90%, 09/15/2004                       Aa1/NR             80,000            85,969
El Paso County School District 20, 5.70%,
  12/15/2006, FGIC                                                         Aaa/AAA           250,000           272,645
El Paso County School District 38, 4.60%,
  12/01/2013, Optional 12/01/2008 @ 100.00, AMBAC                          Aaa/AAA           275,000           271,057
El Paso County School District 49:
  6.75%, 12/01/2004, Prerefunded 12/01/2001 @
  100.00, MBIA                                                             Aaa/AAA            65,000            66,069
  6.00%, 12/01/2009; Sinking Fund 12/01/2007 @
  100.00, FSA                                                              Aaa/AAA         1,000,000         1,120,100

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94                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                                        Bond Rating       Principal
                                                                        Moody's/S&P*        Amount         Market Value
                                                                        ------------        ------         ------------
Elbert County School District C-1 Elizabeth, 4.40%,
  12/01/2011, Optional 12/01/2009 @ 100.00                                 Aa3/AA-       $   250,000       $   246,585
Evergreen Park & Recreation District:
  5.25%, 12/01/2017, Optional 12/01/2010 @
  100.00, AMBAC                                                            Aaa/NR            115,000           116,659
  5.10%, 12/01/2014, Optional 06/01/2006 @
  100.00, AMBAC                                                            Aaa/NR            100,000           101,073
Fort Collins, Larimer County, 6.40%, 12/01/2009,
  Optional 12/01/2002 @ 101.00                                             Aa1/AA            500,000           522,775
Fort Collins, Larimer County, Water, 5.55%, 12/01/2003,
  Optional 12/01/2002 @ 101.00                                             Aa1/AA            200,000           208,688
Garfield, Pitkin & Eagle Counties Roaring Fork
School District Re-1:
  5.125%, 12/15/2010, Optional 12/15/2005 @
  102.00, MBIA                                                             Aaa/AAA           500,000           520,320
  6.60%, 12/15/2014, Prerefunded 06/15/2004 @
  101.00, MBIA                                                             Aaa/AAA           250,000           274,632
Grand County, East Grand School District 2, 5.00%,
  12/01/2017, Optional 12/01/2008 @ 100.00, AMBAC                          Aaa/AAA           500,000           497,150
Greenwood South Metropolitan District, Arapahoe County,
  5.50%, 12/01/2004, MBIA                                                  Aaa/AAA           250,000           266,032
Gunnison & Saguache Counties, Watershed School
  District Re-1J, 6.00%, 12/01/2005, MBIA                                  Aaa/AAA           150,000           164,156
Jefferson County School District R-1:
  5.75%, 12/15/2003, Prerefunded 12/15/2002 @
  101.00, AMBAC                                                            Aaa/AAA           100,000           105,139
  5.90%, 12/15/2004, Prerefunded 12/15/2002 @
  101.00, AMBAC                                                            Aaa/AAA           500,000           526,805
  5.25%, 12/15/2011; Optional 12/15/2008 @
  101.00, FGIC                                                             Aaa/AAA           750,000           792,458
La Plata County School District 9-R, 6.60%, 11/01/2017,
  Optional 11/01/2002 @ 101.00, FGIC                                       Aaa/AAA           500,000           518,400
Larimer County, Poudre School District R-1:
  5.50%, 12/15/2008                                                        Aa3/AA-           500,000           541,955
  7.00%, 12/15/2008, Prerefunded 12/15/2001
  @ 101.00                                                                 NR\NR             125,000           128,941
  5.00%, 12/15/2016, Optional 12/15/2008 @
  100.00, FSA                                                              Aaa/AAA           500,000           499,990
  6.00%, 12/15/2017, Optional 12/15/2010 @
  100.00, FGIC                                                             Aaa/AAA         1,000,000         1,088,830

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
                           STATEMENTS OF INVESTMENTS

                                                                        Bond Rating       Principal
                                                                        Moody's/S&P*        Amount         Market Value
                                                                        ------------        ------         ------------
Larimer, Weld, & Boulder Counties, Thompson School
District R2-J:
  5.40%, 12/15/2013, Optional 06/15/2007 @
  101.00, FGIC                                                             Aaa/AAA       $   500,000       $   520,560
  5.45%, 12/15/2016, Optional 06/15/2007 @
  101.00, FGIC                                                             Aaa/AAA           250,000           256,725
Mesa County Valley School District 51:
  6.00%, 12/01/2006, MBIA                                                  Aaa/AAA         1,000,000         1,104,730
  5.40 %, 12/01/2012, Optional 12/01/2006 @
  101.00, MBIA                                                             Aaa/AAA           500,000           522,450
Morgan County School District Re-3, Fort Morgan, 4.80%,
  12/01/2018, Optional 12/01/2009 @ 100.00, AMBAC                          Aaa/AAA           500,000           479,915
Park County Platte Canyon School District 1, 4.30%,
  12/01/2010, Optional 12/01/2008 @ 101.00, MBIA                           Aaa/AAA           250,000           248,147
Pitkin County Open Space Acquisition, 5.25%,
  12/01/2018, Optional 12/01/2010, AMBAC                                   Aaa/AAA           340,000           343,628
Poudre Valley Hospital District, Larimer County, 5.375%,
  11/15/2007, Optional 11/15/2003 @ 100.00                                 Aa/AA-          1,000,000         1,034,290
Pueblo County School District 70, 5.00%, 12/01/2011,
  Optional 12/01/2007 @ 100.00, AMBAC                                      Aaa/AAA           225,000           231,626
Pueblo, Pueblo County Limited Tax:
  5.80%, 06/01/2011, Optional 06/01/2006 @
  100.00, MBIA                                                             Aaa/AAA           200,000           212,630
  6.00%, 06/01/2016, Optional 06/01/2006 @
  100.00, MBIA                                                             Aaa/AAA           250,000           263,650
Rio Grande County School District C-8, 5.35%,
  11/15/2011, Optional 11/15/2005 @ 100.00, FSA                            Aaa/AAA           150,000           155,197
Routt County School District Re-2, 5.05%, 12/01/13,
  Optional 12/01/2007 @ 100.00, MBIA                                       Aaa/AAA           250,000           254,670
San Miguel & Montrose Counties, School District R-2J,
  5.00%, 12/01/2012, Optional 12/01/2007 @
  100.00, MBIA                                                             Aaa/AAA           100,000           102,266
San Miguel County School District R-1, 5.50%,
  12/01/2012, Optional 12/01/2005 @ 101.00, MBIA                           Aaa/AAA           250,000           261,973
South Suburban Park and Recreation District, Arapahoe,
  Douglas & Jefferson Counties, 5.00%, 12/15/2012,
  Optional 12/15/2008 @ 100.00, FGIC                                       Aaa/AAA           250,000           256,468
Summit County School District Re-1, 6.55%, 12/01/2009,
  Prerefunded 12/01/2004 @ 100.00, FGIC                                    Aaa/AAA         1,000,000         1,100,730
Thornton, Adams County, Water, 6.00% , 12/01/2005,
  Optional 12/01/2002 @ 101.00, FGIC                                       Aaa/AAA           250,000           261,550

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96                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                                        Bond Rating       Principal
                                                                        Moody's/S&P*        Amount         Market Value
                                                                        ------------        ------         ------------
Upper San Juan Hospital District, Archuleta, Hinsdale &
  Mineral Counties, 4.65%, 11/01/2013, Optional
  11/01/2007 @ 100.00, MBIA                                                Aaa/AAA       $   115,000       $   113,889
Weld County School District Re-4:
  5.30%, 12/01/2010, Optional 12/01/2005 @
  100.00, MBIA                                                             Aaa/AAA           150,000           156,480
  5.45%, 12/01/2016, Optional 12/01/2006 @
  100.00, MBIA                                                             Aaa/AAA           500,000           511,500
Weld County School District #006, 5.50%, 12/01/2006                        Aa3/AA            250,000           269,920
Woodland Park, Teller County, Water, 6.30%, 07/01/2008,
  Optional 07/19/2001 @ 100.50, FGIC                                       Aaa/AAA           100,000           100,657
Wray Community Hospital District, Yuma County, 5.00%,
  10/15/2011, Optional 10/15/2004 @ 100.00, AMBAC                          Aaa/AAA           250,000           254,078
                                                                                                           -----------
Total General Obligation Bonds
(Cost $29,398,077)                                                                                          30,134,441
                                                                                                           -----------

Revenue Bonds 24.37%

Special Tax 9.92%
Boulder County Sales & Use Tax:
  5.75%, 12/15/2004, Prerefunded, Escrowed to
  Maturity, FGIC                                                           Aaa/AAA            65,000            69,903
  5.75%, 12/15/2004, FGIC                                                  Aaa/AAA           435,000           466,764
Boulder Urban Renewal Authority Tax Increment,
  6.00%, 03/01/2002, Optional 09/01/2001 @
  100.00, MBIA                                                             Aaa/AAA           250,000           255,760
Castle Rock, Douglas County Sales & Use Tax, 5.25%,
  06/01/2006, FSA                                                          Aaa/AAA           200,000           212,442
Colorado Postsecondary Educational Facilities Authority,
  University of Denver Project, 6.00%, 3/01/2016,
  Optional 3/01/2003 @ 101.00, Connie Lee                                  A2/AAA            300,000           308,760
Commerce City, Adams County Sales & Use Tax, 5.375%,
  08/01/2007, Optional 08/01/2003 @ 101.00, MBIA                           Aaa/AAA           100,000           103,852
Denver City & County Excise Tax, 5.25%, 9/01/2008, FSA                     Aaa/AAA           500,000           533,105
Douglas County Sales & Use Tax Open Space, 6.00%,
  10/15/2009, FSA                                                          Aaa/AAA           500,000           559,260
Glenwood Springs, Garfield County Sales & Use Tax:
  4.25%, 10/01/2010, Optional 10/01/2009 @
  101.00, MBIA                                                             Aaa/AAA           250,000           247,208

--------------------------------------------------------------------------------
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
                           STATEMENTS OF INVESTMENTS

                                                                        Bond Rating       Principal
                                                                        Moody's/S&P*        Amount         Market Value
                                                                        ------------        ------         ------------
Greeley, Weld County Sales & Use Tax:
  4.80%, 10/01/2015, Optional 10/01/2008 @
  100.00, MBIA                                                             Aaa/AAA       $   250,000       $   245,855
  5.15%, 10/01/2015, Optional 10/01/2010 @
  100.00, MBIA                                                             Aaa/AAA           500,000           508,980
Ignacio, La Plata County Sales Tax, 4.75%,
  12/01/2009, AMBAC                                                        Aaa/AAA           150,000           154,785
Jefferson County Open Space Sales & Use Tax, 5.00%,
  11/01/2012, Optional 11/01/2009 @ 100.00, FGIC                           Aaa/AAA           500,000           514,220
Longmont, Boulder County Sales & Use Tax, 5.50%,
  11/15/2015, Optional 11/15/2010 @ 100.00                                 NR/AA             300,000           310,569
Montrose, Montrose County General Fund Excise Tax
  Revenue, 5.00%, 12/01/2017, Optional 12/01/2008 @
  100.00, AMBAC                                                            Aaa/AAA           150,000           149,145
                                                                                                           -----------
                                                                                                             4,640,608

Utility 14.45%
Boulder, Boulder County, Water & Sewer:
  5.75%, 12/01/2006, Optional 12/01/2002 @ 100.00                          Aa2/AA+            75,000            77,273
  5.50%, 12/01/2011, Optional 12/01/2006 @ 100.00                          Aa2/AA+           500,000           523,450
Broomfield Water Activity Enterprise, 5.50%, 12/01/2018,
  Optional 12/1/2010 @ 101.00, MBIA Aaa/NR                                                   500,000           518,805
Colorado Springs, El Paso County Utilities Systems:
  6.40%, 11/15/2002, Optional 11/15/2001 @ 102.00                          Aa2/AA            100,000           103,465
  5.75%, 11/15/2010, Optional 11/15/2006 @ 100.00                          Aa2/AA            250,000           266,610
  6.50%, 11/15/2015, Optional 11/15/2001 @ 102.00                          Aa2/AA            250,000           257,355
  6.75%, 11/15/2021, Optional 11/15/2001 @ 102.00                          Aa2/AA            200,000           206,112
Colorado Water Resources & Power Development
  Authority, Clean Water, 5.40%, 09/01/2011, Optional
  09/01/2010 @100.00                                                       Aaa/AAA           500,000           535,000
Colorado Water Resources & Power Development Authority,
  Small Water Resources, 5.70%, 11/01/2015, Optional
  11/01/2010 @ 100.00, FGIC                                                Aaa/AAA           500,000           532,700
Fort Collins, Larimer County Wastewater Utility Enterprise,
  Sewer, 5.375%, 12/01/2009, Optional 12/01/2005 @
  100.00, FGIC                                                             Aaa/AAA           250,000           260,760
Fort Collins, Larimer County Water Utility Enterprise,
  4.25%, 12/01/2009, Optional 12/01/2008 @
  100.00, FSA                                                              Aaa/AAA           500,000           501,605
Little Thompson Water District, Larimer, Weld & Boulder
  Counties, 5.50%, 12/01/2011, Optional 12/01/2005 @
  101.00, MBIA                                                             Aaa/AAA           500,000           525,670

--------------------------------------------------------------------------------
98                         Annual Report May 31, 2001                     [LOGO]

                           STATEMENTS OF INVESTMENTS

                                                                        Bond Rating       Principal
                                                                        Moody's/S&P*        Amount         Market Value
                                                                        ------------        ------         ------------
Mesa County, Sewer, 5.85%, 11/01/2005, Optional
  11/01/2002 @ 100.00, FGIC                                                Aaa/AAA       $   500,000       $   515,960
Metropolitan Denver Sewage Disposal District 1, Sewer,
  5.45%, 04/01/2003, Escrowed to Maturity                                  Aaa/AAA           500,000           519,825
Municipal Subdistrict, Northern Colorado Water
Conservancy District:
  5.85%, 12/01/2002, AMBAC                                                 Aaa/AAA           500,000           520,670
  5.25%, 12/01/2015, Optional 12/01/2007 @
  100.00, AMBAC                                                            Aaa/AAA           250,000           255,878
Platte River Power Authority, Series DD, 5.75%,
  06/01/2004, MBIA                                                         Aaa/AAA           500,000           531,225
Westminster, Adams County Water & Wastewater
  Utility Enterprise, 6.25%, 12/01/2014, Optional
  12/01/2004 @ 100.00, AMBAC                                               Aaa/AAA           100,000           105,724
                                                                                                           -----------
                                                                                                             6,758,087
Total Revenue Bonds
(Cost $11,039,347)                                                                                          11,398,695
                                                                                                           -----------

Mutual Funds 5.26%

Dreyfus Municipal Money Market Fund                                                        2,261,614         2,261,614
Fidelity Institutional Money Market Tax Exempt Fund                                          200,000           200,000
                                                                                                           -----------
                                                                                                             2,461,614
Total Mutual Funds
(Cost $2,461,614)                                                                                            2,461,614
                                                                                                           -----------

Total Investments (Cost $44,704,943)                                                           98.04%      $45,857,409
Other Assets in Excess of Liabilities                                                           1.96%          916,437
                                                                                             -------       -----------
Net Assets                                                                                    100.00%      $46,773,846
                                                                                             =======       ===========

Notes to Statements of Investments

----------
*    Unaudited.
**   Non-income producing security.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Security exempt from registration under Rule 4(2) of the Securities Act of 1933 and not subject to the Fund's investment limitations in other investment companies.
(3) Security purchased through a private placement transaction and has certain restrictions on its resale, as defined in the Securities Act of 1933, and is therefore considered an illiquid investment.
(4) For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
(5) The original maturity date listed herein differs from the expected maturity date due to call or put features or due to the expected schedule of principal repayments.
(6)  Issuer is in default.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                  99

                      STATEMENTS OF ASSETS AND LIABILITIES

Westcore Equity Growth Funds

                                                    Westcore          Westcore         Westcore
                                                      MIDCO         Growth and        Small-Cap
                                                   Growth Fund      Income Fund      Growth Fund
                                                  -------------    -------------    -------------
Assets
Cash                                              $           0    $           0    $           0
Investments at value (cost - see below)             156,389,534       16,910,861       19,579,096
  - see accompanying statements
Receivable for investments sold                       1,956,192          190,390          237,817
Dividends and interest receivable                        98,628           11,645            4,306
Receivable for fund shares subscribed                   684,082            1,639                0
Receivable from investment adviser                            0                0                0
Investment for trustee deferred
  compensation plan                                     242,066            7,248            2,407
Prepaid and other assets                                 47,037            6,121           11,205
                                                  -------------    -------------    -------------
Total Assets                                        159,417,539       17,127,904       19,834,831
                                                  -------------    -------------    -------------

Liabilities
Collateral received from broker for
  securities lending transactions                    12,156,500          198,400                0
Payable for investments purchased                       142,410                0                0
Payable for fund shares redeemed                        135,085           24,466           32,499
Payable for investment advisory fee                      73,470            2,752            4,637
Payable for administration fee                           37,529            3,829            4,625
Payable for trustee deferred
  compensation plan                                     242,066            7,248            2,407
Other payables                                          189,463           26,969           38,813
                                                  -------------    -------------    -------------
Total Liabilities                                    12,976,523          263,664           82,981
                                                  -------------    -------------    -------------
Net Assets                                        $ 146,441,016    $  16,864,240    $  19,751,850
                                                  =============    =============    =============

Composition of Net Assets
Paid-in capital                                   $ 144,479,602    $  12,330,603    $  30,512,826
(Over)/Undistributed net investment income             (130,242)          (9,525)         (31,535)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions     (22,010,464)         117,532       (7,409,640)
Net unrealized appreciation/(depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies      24,102,120        4,425,630       (3,319,801)
                                                  -------------    -------------    -------------
Net Assets                                        $ 146,441,016    $  16,864,240    $  19,751,850
                                                  =============    =============    =============
Net Asset Value Per Share
Net Assets                                        $ 146,441,016    $  16,864,240    $  19,751,850
Shares of beneficial interest outstanding            24,546,746        1,389,072        1,127,915
Net asset value and redemption price per share    $        5.97    $       12.14    $       17.51
                                                  -------------    -------------    -------------
Cost of Investments                               $ 132,287,414    $  12,485,231    $  22,898,897
                                                  =============    =============    =============

See Notes to Financial Statements

--------------------------------------------------------------------------------
100                        Annual Report May 31, 2001                     [LOGO]

                      STATEMENTS OF ASSETS AND LIABILITIES

                                                    Westcore        Westcore        Westcore
                                                     Select      International    International
                                                      Fund       Frontier Fund     Select Fund
                                                  ------------   -------------    ------------
Assets
Cash                                              $          0    $    172,665    $      1,069
Investments at value (cost - see below)             34,792,503      30,873,058      10,008,051
  - see accompanying statements
Receivable for investments sold                      1,717,693         411,095               0
Dividends and interest receivable                       14,461          13,725           9,414
Receivable for fund shares subscribed                   22,036          30,113           7,000
Receivable from investment adviser                           0               0               0
Investment for trustee deferred
  compensation plan                                      2,866           1,769             214
Prepaid and other assets                                 9,658          26,062          10,584
                                                  ------------    ------------    ------------
Total Assets                                        36,559,217      31,528,487      10,036,332
                                                  ------------    ------------    ------------

Liabilities
Cash overdraft                                         518,552               0               0
Collateral received from broker for
  securities lending transactions                            0               0               0
Payable for investments purchased                    3,854,819         546,836               0
Payable for fund shares redeemed                       523,384          26,794               0
Payable for investment advisory fee                      9,222          18,890               0
Payable for administration fee                           7,216           7,590           1,511
Payable for trustee deferred
  compensation plan                                      2,866           1,769             214
Other payables                                          26,561          24,795          31,110
                                                  ------------    ------------    ------------
Total Liabilities                                    4,942,620         626,674          32,835
                                                  ------------    ------------    ------------
Net Assets                                        $ 31,616,597    $ 30,901,813    $ 10,003,497
                                                  ============    ============    ============
Composition of Net Assets
Paid-in capital                                   $ 30,538,603    $ 39,322,229    $ 12,271,294
(Over)/Undistributed net investment income             (24,320)        (28,383)         (8,924)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions     (1,535,106)     (7,249,670)     (2,123,460)
Net unrealized appreciation/(depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies      2,637,420      (1,142,363)       (135,413)
                                                  ------------    ------------    ------------
Net Assets                                        $ 31,616,597    $ 30,901,813    $ 10,003,497
                                                  ============    ============    ============
Net Asset Value Per Share
Net Assets                                        $ 31,616,597    $ 30,901,813    $ 10,003,497
Shares of beneficial interest outstanding            2,483,937       3,554,298       1,206,555
Net asset value and redemption price per share    $      12.73    $       8.69    $       8.29
                                                  ------------    ------------    ------------
Cost of Investments                               $ 32,155,083    $ 32,016,024    $ 10,143,446
                                                  ============    ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 101

                      STATEMENTS OF ASSETS AND LIABILITIES

Westcore Equity Value Funds

                                                      Westcore            Westcore            Westcore
                                                      Blue Chip            Mid-Cap           Small-Cap
                                                        Fund          Opportunity Fund    Opportunity Fund
                                                    ------------      ----------------    ----------------
Assets
Cash                                                $          0        $          0        $          0
Investments at value (cost - see below)               52,655,402           4,964,610          39,872,883
  - see accompanying statements
Receivable for investments sold                                0             270,226             816,106
Dividends and interest receivable                         53,292               2,947              20,802
Receivable for fund shares subscribed                     13,464              17,500               6,024
Receivable from investment adviser                             0               2,863                   0
Investment for trustee deferred
  compensation plan                                       21,477                 352              15,325
Prepaid and other assets                                  11,491               6,464              14,923
                                                    ------------        ------------        ------------
Total Assets                                          52,755,126           5,264,962          40,746,063
                                                    ------------        ------------        ------------

Liabilities
Collateral received from broker for
  securities lending transactions                      1,014,300                   0           1,165,900
Payable for investments purchased                              0             414,890             769,113
Payable for fund shares redeemed                          72,501                   0              74,936
Payable for investment advisory fee                       25,554                   0              23,281
Payable for administration fee                            12,841                   0               8,945
Payable for trustee deferred
  compensation plan                                       21,477                 352              15,325
Other payables                                            39,553              12,951              45,682
                                                    ------------        ------------        ------------
Total Liabilities                                      1,186,226             428,193           2,103,182
                                                    ------------        ------------        ------------
Net Assets                                          $ 51,568,900        $  4,836,769        $ 38,642,881
                                                    ============        ============        ============
Composition of Net Assets
Paid-in capital                                     $ 39,856,460        $  3,910,237        $ 39,685,411
(Over)/Undistributed net investment income                  (355)            (11,729)            (47,837)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions        2,888,241             337,148          (3,743,519)
Net unrealized appreciation/(depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies        8,824,554             601,113           2,748,826
                                                    ------------        ------------        ------------
Net Assets                                          $ 51,568,900        $  4,836,769        $ 38,642,881
                                                    ============        ============        ============
Net Asset Value Per Share
Net Assets                                          $ 51,568,900        $  4,836,769        $ 38,642,881
Shares of beneficial interest outstanding              3,777,731             317,065           1,480,082
Net asset value and redemption price per share      $      13.65        $      15.25        $      26.11
                                                    ------------        ------------        ------------
Cost of Investments                                 $ 43,830,848        $  4,363,497        $ 37,124,057
                                                    ============        ============        ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
102                        Annual Report May 31, 2001                     [LOGO]

                      STATEMENTS OF ASSETS AND LIABILITIES

Westcore Bond Funds

                                                   Westcore         Westcore        Westcore
                                                   Flexible         Plus Bond       Colorado
                                                  Income Fund         Fund       Tax-Exempt Fund
                                                  ------------    ------------   ---------------
Assets
Cash                                              $          0    $          0     $          0
Investments at value (cost - see below)              6,821,128      55,222,427       45,857,409
  - see accompanying statements
Receivable for investments sold                        155,756               0                0
Dividends and interest receivable                      111,420         803,075          914,874
Receivable for fund shares subscribed                  100,000          12,029           38,701
Receivable from investment adviser                       1,106               0                0
Investment for trustee deferred
         compensation plan                               8,528          22,519           10,132
Prepaid and other assets                                 2,918          15,408            6,693
                                                  ------------    ------------     ------------
Total Assets                                         7,200,856      56,075,458       46,827,809
                                                  ------------    ------------     ------------
Liabilities
Collateral received from broker for
  securities lending transactions                       54,200               0                0
Payable for investments purchased                       22,424         112,122                0
Payable for fund shares redeemed                             0         717,283              189
Payable for investment advisory fee                          0               0            6,819
Payable for administration fee                               0          10,749           10,544
Payable for trustee deferred
  compensation plan                                      8,528          22,519           10,132
Other payables                                          25,948          24,361           26,279
                                                  ------------    ------------     ------------
Total Liabilities                                      111,100         887,034           53,963
                                                  ------------    ------------     ------------
Net Assets                                        $  7,089,756    $ 55,188,424     $ 46,773,846
                                                  ============    ============     ============
Composition of Net Assets
Paid-in capital                                   $  7,157,804    $ 55,285,257     $ 46,200,817
(Over)/Undistributed net investment income                 766             547           (1,267)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions        (74,541)       (787,638)        (578,170)
Net unrealized appreciation/(depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies          5,727         690,258        1,152,466
                                                  ------------    ------------     ------------
Net Assets                                        $  7,089,756    $ 55,188,424     $ 46,773,846
                                                  ============    ============     ============
Net Asset Value Per Share
Net Assets                                        $  7,089,756    $ 55,188,424     $ 46,773,846
Shares of beneficial interest outstanding              735,628       5,320,405        4,239,962
Net asset value and redemption price per share    $       9.64    $      10.37     $      11.03
                                                  ------------    ------------     ------------
Cost of Investments                               $  6,815,401    $ 54,532,169     $ 44,704,943
                                                  ============    ============     ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 103

                            STATEMENTS OF OPERATIONS

Westcore Equity Growth Funds
For the Year Ended May 31, 2001

                                            Westcore        Westcore        Westcore
                                              MIDCO        Growth and      Small-Cap
                                          Growth Fund     Income Fund     Growth Fund
                                          ------------    ------------    ------------
Investment Income
Dividends                                 $    274,865    $     80,442    $     12,352
Interest                                       447,890          55,670         335,299
Other income                                   110,974           6,790               0
                                          ------------    ------------    ------------
Total Income                                   833,729         142,902         347,651
                                          ------------    ------------    ------------
Expenses
Investment advisory fees                     1,281,701         118,273         337,525
Administrative fees                            591,554          54,587         101,257
Transfer agent fees                            224,048          46,278          54,102
Fund accounting fees and expenses               75,384          32,792          32,195
Legal fees                                      83,460           7,856          20,928
Printing expenses                               65,202           4,993          12,635
Registration fees                               16,525          12,200          14,721
Audit fees                                      25,959           9,746          10,994
Custodian fees                                  67,719           5,721          25,111
Insurance                                       19,121             851           1,694
Trustee fees and expenses                       37,975           3,767           7,488
Other                                            8,871           1,456           2,909
                                          ------------    ------------    ------------
Total expenses before waivers                2,497,519         298,520         621,559
Expenses waived by:
  Investment adviser                          (222,087)        (82,363)       (172,733)
Administrators                                 (16,630)         (6,176)         (9,337)
Expenses reimbursed by:
  Investment adviser                                 0               0               0
                                          ------------    ------------    ------------
Net Expenses                                 2,258,802         209,981         439,489
                                          ------------    ------------    ------------
Net Investment Income/(Loss)                (1,425,073)        (67,079)        (91,838)
                                          ------------    ------------    ------------
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) from:
  Investments                               16,741,326         230,068      (5,019,033)
  Foreign currency transactions                      0               0               0
                                          ------------    ------------    ------------
     Net realized gain/(loss)               16,741,326         230,068      (5,019,033)
Net change in unrealized appreciation/
  (depreciation) on:
  Investments                              (40,146,961)     (1,381,812)        682,537
  Translation of assets and liabilities
    denominated in foreign currencies                0               0               0
                                          ------------    ------------    ------------
     Net change                            (40,146,961)     (1,381,812)        682,537
Net Realized and Unrealized Gain/(Loss)    (23,405,635)     (1,151,744)     (4,336,496)
                                          ------------    ------------    ------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations               $(24,830,708)   $ (1,218,823)   $ (4,428,334)
                                          ============    ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
104                        Annual Report May 31, 2001                     [LOGO]

                            STATEMENTS OF OPERATIONS

For the Year Ended May 31, 2001

                                                             Westcore         Westcore         Westcore
                                                              Select        International    International
                                                               Fund         Frontier Fund     Select Fund^
                                                            -----------     -------------     -----------
Investment Income
Dividends                                                   $    71,493      $   107,298      $    36,511
Interest                                                        436,697          319,319          109,602
Other income                                                        286            1,958              108
Foreign taxes withheld                                                0           (6,861)          (2,072)
                                                            -----------      -----------      -----------
Total Income                                                    508,476          421,714          144,149
                                                            -----------      -----------      -----------
Expenses
Investment advisory fees                                        250,947          377,632           68,536
Administrative fees                                             115,822           94,408           19,582
Transfer agent fees                                              36,169           41,111           17,849
Fund accounting fees and expenses                                30,430           44,171           26,317
Legal fees                                                       30,470           20,073           19,479
Printing expenses                                                23,311            9,215            5,352
Registration fees                                                14,721           14,965           10,176
Audit fees                                                        9,982           10,228            4,862
Custodian fees                                                   25,458           17,493            8,015
Insurance                                                         1,579            1,206              194
Trustee fees and expenses                                         8,283            5,890            1,757
Other                                                             2,876            2,885              956
                                                            -----------      -----------      -----------
Total expenses before waivers                                   550,048          639,277          183,075
Expenses waived by:
  Investment adviser                                            (98,005)        (159,200)         (68,536)
  Administrators                                                 (7,386)          (7,373)         (16,598)
Expenses reimbursed by:
  Investment adviser                                                  0                0                0
                                                            -----------      -----------      -----------
Net Expenses                                                    444,657          472,704           97,941
                                                            -----------      -----------      -----------
Net Investment Income/(Loss)                                     63,819          (50,990)          46,208
                                                            -----------      -----------      -----------
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) from:
  Investments                                                  (768,199)      (6,430,642)      (2,076,025)
  Foreign currency transactions                                       0         (818,971)         (47,435)
                                                            -----------      -----------      -----------
     Net realized gain/(loss)                                  (768,199)      (7,249,613)      (2,123,460)
Net change in unrealized appreciation/ (depreciation) on:
  Investments                                                 1,358,912       (1,437,267)          30,562
  Translation of assets and liabilities
    denominated in foreign currencies                                 0         (604,258)        (165,975)
                                                            -----------      -----------      -----------
     Net change                                               1,358,912       (2,041,525)        (135,413)
Net Realized and Unrealized Gain/(Loss)                         590,713       (9,291,138)      (2,258,873)
                                                            -----------      -----------      -----------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                                 $   654,532      $(9,342,128)     $(2,212,665)
                                                            ===========      ===========      ===========

----------
^    For the period November 1, 2000 (inception of offering) to May 31, 2001.

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 105

                            STATEMENTS OF OPERATIONS

Westcore Equity Value Funds
For the Year Ended May 31, 2001

                                              Westcore             Westcore             Westcore
                                              Blue Chip             Mid-Cap            Small-Cap
                                                Fund           Opportunity Fund     Opportunity Fund
                                             -----------       ----------------     ----------------
Investment Income
Dividends                                    $   567,952          $    28,336          $   289,508
Interest                                         205,529               12,558              109,224
Other income                                       1,595                    0               25,457
                                             -----------          -----------          -----------
Total Income                                     775,076               40,894              424,189
                                             -----------          -----------          -----------
Expenses
Investment advisory fees                         336,652               26,737              345,449
Administrative fees                              155,378               10,695              103,635
Transfer agent fees                               56,664               19,150               46,825
Fund accounting fees and expenses                 31,517               31,279               31,521
Legal fees                                        21,258                2,327               15,683
Printing expenses                                 19,111                1,474               12,863
Registration fees                                 12,200               14,846               14,590
Audit fees                                        12,888                5,713               12,811
Custodian fees                                    10,349                7,785               32,514
Insurance                                          2,311                  244                3,293
Trustee fees and expenses                          9,200                1,815                6,753
Other                                              2,582                1,795                2,332
                                             -----------          -----------          -----------
Total expenses before waivers                    670,110              123,860              628,269
Expenses waived by:
  Investment adviser                             (68,601)             (26,737)            (169,338)
  Administrators                                  (5,149)             (10,695)              (9,096)
Expenses reimbursed by:
  Investment adviser                                   0              (41,236)                   0
                                             -----------          -----------          -----------
Net Expenses                                     596,360               45,192              449,835
                                             -----------          -----------          -----------
Net Investment Income/(Loss)                     178,716               (4,298)             (25,646)
                                             -----------          -----------          -----------
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) from:
  Investments                                  3,205,751              335,994            7,440,977
  Foreign currency transactions                        0                    0                    0
                                             -----------          -----------          -----------
     Net realized gain/(loss)                  3,205,751              335,994            7,440,977
Net change in unrealized appreciation/
  (depreciation) on:
  Investments                                    426,462              400,266            1,289,248
  Translation of assets and liabilities
    denominated in foreign currencies                  0                    0                    0
                                             -----------          -----------          -----------
     Net change                                  426,462              400,266            1,289,248
Net Realized and Unrealized Gain/(Loss)        3,632,213              736,260            8,730,225
                                             -----------          -----------          -----------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations                  $ 3,810,929          $   731,962          $ 8,704,579
                                             ===========          ===========          ===========

See Notes to Financial Statements

--------------------------------------------------------------------------------
106                        Annual Report May 31, 2001                     [LOGO]

                            STATEMENTS OF OPERATIONS

Westcore Bond Funds
For the Year Ended May 31, 2001

                                           Westcore         Westcore         Westcore
                                           Flexible         Plus Bond        Colorado
                                          Income Fund         Fund        Tax-Exempt Fund
                                          -----------      -----------    ---------------
Investment Income
Dividends                                 $     9,041      $         0      $         0
Interest                                      909,041        3,366,946        2,012,978
Other income                                      822                0                0
                                          -----------      -----------      -----------
Total Income                                  918,904        3,366,946        2,012,978
                                          -----------      -----------      -----------
Expenses
Investment advisory fees                       55,426          212,858          209,736
Administrative fees                            36,951          141,905          125,842
Transfer agent fees                            28,681           33,499           31,983
Fund accounting fees and expenses              33,254           40,720           39,440
Legal fees                                      8,256           29,299           24,992
Printing expenses                               5,985           15,610           12,176
Registration fees                              11,415           12,775            2,920
Audit fees                                      9,883           10,817           10,702
Custodian fees                                  2,930            5,475            4,745
Insurance                                         500            2,309            2,309
Trustee fees and expenses                       3,267            7,472            6,815
Other                                           1,891            2,593            2,589
                                          -----------      -----------      -----------
Total expenses before waivers                 198,439          515,332          474,249
Expenses waived by:
  Investment adviser                          (55,426)        (200,829)        (184,286)
  Administrators                              (29,675)         (19,410)         (16,646)
Expenses reimbursed by:
  Investment adviser                                0                0                0
                                          -----------      -----------      -----------
Net Expenses                                  113,338          295,093          273,317
                                          -----------      -----------      -----------
Net Investment Income/(Loss)                  805,566        3,071,853        1,739,661
                                          -----------      -----------      -----------
Realized and Unrealized Gain/(Loss):
Net realized gain/(loss) from:
  Investments                                 (50,439)         569,117           16,859
  Foreign currency transactions                     0                0              N/A
                                          -----------      -----------      -----------
     Net realized gain/(loss)                 (50,439)         569,117           16,859
Net change in unrealized appreciation/
  (depreciation) on:
  Investments                                 813,752        1,922,090        2,333,086
  Translation of assets and liabilities
    denominated in foreign currencies               0                0              N/A
                                          -----------      -----------      -----------
     Net change                               813,752        1,922,090        2,333,086
Net Realized and Unrealized Gain/(Loss)       763,313        2,491,207        2,349,945
                                          -----------      -----------      -----------

Net Increase/(Decrease) in Net Assets
  Resulting from Operations               $ 1,568,879      $ 5,563,060      $ 4,089,606
                                          ===========      ===========      ===========

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 107

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore MIDCO Growth Fund

                                                                    Year Ended       Year Ended
                                                                   May 31, 2001     May 31, 2000
                                                                   ------------     ------------
Operations
Net investment income/(loss)                                      $  (1,425,073)   $  (2,178,277)
Net realized gain/(loss) from investment transactions                16,741,326       91,818,342
Change in unrealized net appreciation or depreciation
  of investments                                                    (40,146,961)      (3,521,938)
                                                                  -------------    -------------
Net increase/(decrease) in net assets resulting from operations     (24,830,708)      86,118,127
                                                                  -------------    -------------
Dividends and Distributions
  From net investment income                                                  0                0
  From net realized gain from investment transactions              (109,633,350)     (93,763,342)
                                                                  -------------    -------------
Decrease in net assets from dividends and distributions            (109,633,350)     (93,763,342)
                                                                  -------------    -------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                         133,264,231      207,679,920
Shares issued in reinvestment of dividends and distributions        106,998,576       83,009,085
                                                                  -------------    -------------
                                                                    240,262,807      290,689,005
Shares redeemed                                                    (191,711,874)    (328,613,823)
                                                                  -------------    -------------
Net increase/(decrease) from beneficial interest transactions        48,550,933      (37,924,818)
                                                                  -------------    -------------
Net Increase/(Decrease) in Net Assets                               (85,913,125)     (45,570,033)

Net Assets:
Beginning of period                                                 232,354,141      277,924,174
                                                                  -------------    -------------

End of period (including (over)/undistributed net investment
  income of ($130,242) and ($69,691), respectively)               $ 146,441,016    $ 232,354,141
                                                                  =============    =============

See Notes to Financial Statements

--------------------------------------------------------------------------------
108                        Annual Report May 31, 2001                     [LOGO]

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore Growth and Income Fund

                                                                   Year Ended      Year Ended
                                                                  May 31, 2001    May 31, 2000
                                                                  ------------    ------------
Operations
Net investment income/(loss)                                      $    (67,079)   $    (67,067)
Net realized gain/(loss) from investment transactions                  230,068       3,675,563
Change in unrealized net appreciation or depreciation
  of investments                                                    (1,381,812)      1,532,417
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations     (1,218,823)      5,140,913
                                                                  ------------    ------------
Dividends and Distributions
  From net investment income                                                 0          (4,043)
  From net realized gain from investment transactions               (2,948,972)     (2,081,014)
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions             (2,948,972)     (2,085,057)
                                                                  ------------    ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                          5,896,661       3,770,052
Shares issued in reinvestment of dividends and distributions         2,848,801       1,990,011
                                                                  ------------    ------------
                                                                     8,745,462       5,760,063
Shares redeemed                                                     (3,870,411)     (5,447,700)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions        4,875,051         312,363
                                                                  ------------    ------------
Net Increase/(Decrease) in Net Assets                                  707,256       3,368,219

Net Assets:
Beginning of period                                                 16,156,984      12,788,765
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($9,525) and ($21,236), respectively)                 $ 16,864,240    $ 16,156,984
                                                                  ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 109

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore Small-Cap Growth Fund

                                                                                   For the Period
                                                                                  October 1, 1999
                                                                    Year Ended     (inception) to
                                                                   May 31, 2001     May 31, 2000
                                                                  -------------    -------------
Operations
Net investment income/(loss)                                      $     (91,838)   $     (16,048)
Net realized gain/(loss) from investment transactions                (5,019,033)      (2,390,607)
Change in unrealized net appreciation or depreciation
  of investments                                                        682,537       (4,002,338)
                                                                  -------------    -------------
Net increase/(decrease) in net assets resulting from operations      (4,428,334)      (6,408,993)
                                                                  -------------    -------------
Dividends and Distributions
  From net investment income                                                  0          (30,268)
  From net realized gain from investment transactions                         0                0
                                                                  -------------    -------------
Decrease in net assets from dividends and distributions                       0          (30,268)
                                                                  -------------    -------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                         101,656,403       89,198,105
Shares issued in reinvestment of dividends and distributions                  0           30,357
                                                                  -------------    -------------
                                                                    101,656,403       89,228,462
Shares redeemed                                                     (99,247,700)     (61,017,720)
                                                                  -------------    -------------
Net increase/(decrease) from beneficial interest transactions         2,408,703       28,210,742
                                                                  -------------    -------------
Net Increase/(Decrease) in Net Assets                                (2,019,631)      21,771,481

Net Assets:
Beginning of period                                                  21,771,481                0
                                                                  -------------    -------------
End of period (including (over)/undistributed net
  investment income of ($31,535) and ($28,043) respectively)      $  19,751,850    $  21,771,481
                                                                  =============    =============

See Notes to Financial Statements

--------------------------------------------------------------------------------
110                        Annual Report May 31, 2001                     [LOGO]

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore Select Fund

                                                                                     For the Period
                                                                                    October 1, 1999
                                                                     Year Ended      (inception) to
                                                                    May 31, 2001      May 31, 2000
                                                                    ------------      ------------
Operations
Net investment income/(loss)                                        $     63,819      $     (3,799)
Net realized gain/(loss) from investment transactions                   (768,199)       14,754,199
Change in unrealized net appreciation or depreciation
  of investments                                                       1,358,912         1,278,508
                                                                    ------------      ------------
Net increase/(decrease) in net assets resulting from operations          654,532        16,028,908
                                                                    ------------      ------------
Dividends and Distributions
  From net investment income                                            (104,993)          (14,327)
  From net realized gain from investment transactions                (14,402,772)       (1,118,334)
                                                                    ------------      ------------
Decrease in net assets from dividends and distributions              (14,507,765)       (1,132,661)
                                                                    ------------      ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                           35,550,965        47,751,567
Shares issued in reinvestment of dividends and distributions          14,308,456         1,125,266
                                                                    ------------      ------------
                                                                      49,859,421        48,876,833
Shares redeemed                                                      (40,426,962)      (27,735,709)
                                                                    ------------      ------------
Net increase/(decrease) from beneficial interest transactions          9,432,459        21,141,124
                                                                    ------------      ------------
Net Increase/(Decrease) in Net Assets                                 (4,420,774)       36,037,371

Net Assets:
Beginning of period                                                   36,037,371                 0
                                                                    ------------      ------------
End of period (including (over)/undistributed net investment
  income of ($24,320) and ($18,126), respectively)                  $ 31,616,597      $ 36,037,371
                                                                    ============      ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 111

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore International Frontier Fund

                                                                                     For the Period
                                                                                   December 15, 1999
                                                                     Year Ended      (inception) to
                                                                    May 31, 2001      May 31, 2000
                                                                    ------------      ------------
Operations
Net investment income/(loss)                                        $    (50,990)     $     43,405
Net realized gain/(loss) from investments and
  foreign currency transactions                                       (7,249,613)          991,842
Change in unrealized net appreciation or depreciation
  of investments                                                      (2,041,525)          899,162
                                                                    ------------      ------------
Net increase/(decrease) in net assets resulting from operations       (9,342,128)        1,934,409
                                                                    ------------      ------------
Dividends and Distributions
  From net investment income                                             (46,614)          (15,426)
  From net realized gain from investment transactions                   (991,899)                0
                                                                    ------------      ------------
Decrease in net assets from dividends and distributions               (1,038,513)          (15,426)
                                                                    ------------      ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                           54,949,697        36,302,581
Shares issued in reinvestment of dividends and distributions           1,000,754            15,247
                                                                    ------------      ------------
                                                                      55,950,451        36,317,828
Shares redeemed                                                      (36,280,710)      (16,624,098)
                                                                    ------------      ------------
Net increase/(decrease) from beneficial interest transactions         19,669,741        19,693,730
                                                                    ------------      ------------
Net Increase/(Decrease) in Net Assets                                  9,289,100        21,612,713

Net Assets:
Beginning of period                                                   21,612,713                 0
                                                                    ------------      ------------
End of period (including (over)/undistributed net investment
  income of ($28,383) and $27,979, respectively)                    $ 30,901,813      $ 21,612,713
                                                                    ============      ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
112                        Annual Report May 31, 2001                     [LOGO]

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore International Select Fund

                                                                 For the Period
                                                                November 1, 2000
                                                                 (inception) to
                                                                  May 31, 2001
                                                                  ------------
Operations
Net investment income/(loss)                                      $     46,208
Net realized gain/(loss) from investments and
  foreign currency transactions                                     (2,123,460)
Change in unrealized net appreciation or depreciation
  of investments                                                      (135,413)
                                                                  ------------
Net increase/(decrease) in net assets resulting from operations     (2,212,665)
                                                                  ------------
Dividends and Distributions
  From net investment income                                           (55,132)
  From net realized gain from investment transactions                        0
                                                                  ------------
Decrease in net assets from dividends and distributions                (55,132)
                                                                  ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                         16,996,459
Shares issued in reinvestment of dividends and distributions            54,553
                                                                  ------------
                                                                    17,051,012
Shares redeemed                                                     (4,779,718)
                                                                  ------------
Net increase/(decrease) from beneficial interest transactions       12,271,294
                                                                  ------------
Net Increase/(Decrease) in Net Assets                               10,003,497

Net Assets:
Beginning of period                                                          0
                                                                  ------------
End of period (including (over)/undistributed net investment
  income of ($8,924))                                             $ 10,003,497
                                                                  ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 113

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore Blue Chip Fund

                                                                   Year Ended      Year Ended
                                                                  May 31, 2001    May 31, 2000
                                                                  ------------    ------------
Operations
Net investment income/(loss)                                      $    178,716    $     11,382
Net realized gain/(loss) from investment transactions                3,205,751      10,091,813
Change in unrealized net appreciation or depreciation
  of investments                                                       426,462      (9,933,398)
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations      3,810,929         169,797
                                                                  ------------    ------------
Dividends and Distributions
  From net investment income                                          (149,704)              0
  From net realized gain from investment transactions               (7,016,305)     (9,192,788)
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions             (7,166,009)     (9,192,788)
                                                                  ------------    ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                         11,397,022      20,217,722
Shares issued in reinvestment of dividends and distributions         6,892,862       8,437,817
                                                                  ------------    ------------
                                                                    18,289,884      28,655,539
Shares redeemed                                                    (15,257,645)    (37,094,755)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions        3,032,239      (8,439,216)
                                                                  ------------    ------------
Net Increase/(Decrease) in Net Assets                                 (322,841)    (17,462,207)

Net Assets:
Beginning of period                                                 51,891,741      69,353,948
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($355) and ($124,434), respectively)                  $ 51,568,900    $ 51,891,741
                                                                  ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
114                        Annual Report May 31, 2001                     [LOGO]

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore Mid-Cap Opportunity Fund

                                                                    Year Ended       Year Ended
                                                                   May 31, 2001     May 31, 2000
                                                                   ------------     ------------
Operations
Net investment income/(loss)                                        $    (4,298)     $    (4,824)
Net realized gain/(loss) from investment transactions                   335,994          652,618
Change in unrealized net appreciation or depreciation
  of investments                                                        400,266           12,335
                                                                    -----------      -----------
Net increase/(decrease) in net assets resulting from operations         731,962          660,129
                                                                    -----------      -----------
Dividends and Distributions
  From net investment income                                                  0             (768)
  From net realized gain from investment transactions                  (447,182)               0
                                                                    -----------      -----------
Decrease in net assets from dividends and distributions                (447,182)            (768)
                                                                    -----------      -----------
Beneficial Interest Transactions (Note 2)
Shares sold                                                           1,762,591          414,821
Shares issued in reinvestment of dividends and distributions            433,733              751
                                                                    -----------      -----------
                                                                      2,196,324          415,572
Shares redeemed                                                        (655,701)        (648,796)
                                                                    -----------      -----------
Net increase/(decrease) from beneficial interest transactions         1,540,623         (233,224)
                                                                    -----------      -----------
Net Increase/(Decrease) in Net Assets                                 1,825,403          426,137

Net Assets:
Beginning of period                                                   3,011,366        2,585,229
                                                                    -----------      -----------
End of period (including (over)/undistributed net investment
  income of ($11,729) and ($7,431), respectively)                   $ 4,836,769      $ 3,011,366
                                                                    ===========      ===========

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 115

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore Small-Cap Opportunity Fund

                                                                   Year Ended      Year Ended
                                                                  May 31, 2001    May 31, 2000
                                                                  ------------    ------------
Operations
Net investment income/(loss)                                      $    (25,646)   $    177,978
Net realized gain/(loss) from investment transactions                7,440,977      (1,200,656)
Change in unrealized net appreciation or depreciation
  of investments                                                     1,289,248         247,201
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations      8,704,579        (775,477)
                                                                  ------------    ------------
Dividends and Distributions
  From net investment income                                                 0        (327,185)
  From net realized gain from investment transactions                        0               0
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions                      0        (327,185)
                                                                  ------------    ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                         35,295,574      44,257,042
Shares issued in reinvestment of dividends and distributions                 0         274,641
                                                                  ------------    ------------
                                                                    35,295,574      44,531,683
Shares redeemed                                                    (39,915,339)    (97,505,561)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions       (4,619,765)    (52,973,878)
                                                                  ------------    ------------
Net Increase/(Decrease) in Net Assets                                4,084,814     (54,076,540)

Net Assets:
Beginning of period                                                 34,558,067      88,634,607
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($47,837) and ($43,044), respectively)                $ 38,642,881    $ 34,558,067
                                                                  ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
116                        Annual Report May 31, 2001                     [LOGO]

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore Flexible Income Fund

                                                                   Year Ended      Year Ended
                                                                  May 31, 2001    May 31, 2000
                                                                  ------------    ------------
Operations
Net investment income/(loss)                                      $    805,566    $  1,369,412
Net realized gain/(loss) from investment transactions                  (50,439)         49,894
Change in unrealized net appreciation or depreciation
  of investments                                                       813,752      (1,442,370)
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations      1,568,879         (23,064)
                                                                  ------------    ------------
Dividends and Distributions
  From net investment income                                          (818,155)     (1,366,554)
  From net realized gain from investment transactions                      (68)       (228,730)
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions               (818,223)     (1,595,284)
                                                                  ------------    ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                          3,127,632       8,926,578
Shares issued in reinvestment of dividends and distributions           722,836       1,541,868
                                                                  ------------    ------------
                                                                     3,850,468      10,468,446
Shares redeemed                                                    (21,107,743)     (7,051,476)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions      (17,257,275)      3,416,970
                                                                  ------------    ------------
Net Increase/(Decrease) in Net Assets                              (16,506,619)      1,798,622

Net Assets:
Beginning of period                                                 23,596,375      21,797,753
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of $766 and $13,355 respectively)                        $  7,089,756    $ 23,596,375
                                                                  ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 117

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore Plus Bond Fund

                                                                   Year Ended      Year Ended
                                                                  May 31, 2001    May 31, 2000
                                                                  ------------    ------------
Operations
Net investment income/(loss)                                      $  3,071,853    $  2,327,419
Net realized gain/(loss) from investment transactions                  569,117        (247,663)
Change in unrealized net appreciation or depreciation
  of investments                                                     1,922,090      (1,479,300)
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations      5,563,060         600,456
                                                                  ------------    ------------
Dividends and Distributions
  From net investment income                                        (3,089,896)     (2,328,936)
  From net realized gain from investment transactions                        0               0
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions             (3,089,896)     (2,328,936)
                                                                  ------------    ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                         56,505,878      25,580,496
Shares issued in reinvestment of dividends and distributions         2,875,439       2,072,550
                                                                  ------------    ------------
                                                                    59,381,317      27,653,046
Shares redeemed                                                    (40,873,828)    (32,872,265)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions       18,507,489      (5,219,219)
                                                                  ------------    ------------
Net Increase/(Decrease) in Net Assets                               20,980,653      (6,947,699)

Net Assets:
Beginning of period                                                 34,207,771      41,155,470
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of $547 and $18,590, respectively)                       $ 55,188,424    $ 34,207,771
                                                                  ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
118                        Annual Report May 31, 2001                     [LOGO]

                      STATEMENTS OF CHANGES IN NET ASSETS

Westcore Colorado Tax-Exempt Fund

                                                                   Year Ended      Year Ended
                                                                  May 31, 2001    May 31, 2000
                                                                  ------------    ------------
Operations
Net investment income/(loss)                                      $  1,739,661    $  1,736,903
Net realized gain/(loss) from investment transactions                   16,859        (557,097)
Change in unrealized net appreciation or depreciation
  of investments                                                     2,333,086      (1,819,403)
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations      4,089,606        (639,597)
                                                                  ------------    ------------
Dividends and Distributions
  From net investment income                                        (1,756,410)     (1,736,992)
  From net realized gain from investment transactions                        0               0
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions             (1,756,410)     (1,736,992)
                                                                  ------------    ------------
Beneficial Interest Transactions (Note 2)
Shares sold                                                         15,996,329       9,822,900
Shares issued in reinvestment of dividends and distributions         1,415,284       1,327,388
                                                                  ------------    ------------
                                                                    17,411,613      11,150,288
Shares redeemed                                                    (10,025,498)    (17,224,682)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions        7,386,115      (6,074,394)
                                                                  ------------    ------------
Net Increase/(Decrease) in Net Assets                                9,719,311      (8,450,983)

Net Assets:
Beginning of period                                                 37,054,535      45,505,518
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($1,267) and $15,482, respectively)                   $ 46,773,846    $ 37,054,535
                                                                  ============    ============

See Notes to Financial Statements

--------------------------------------------------------------------------------
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
                              FINANCIAL HIGHLIGHTS

Westcore MIDCO Growth Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                 Year Ended
                                                                   May 31,
                                                                    2001
                                                                  --------
Net asset value - beginning of the period                         $  18.09
                                                                  --------
Income from investment operations
Net investment income/(loss)                                         (0.06)
Net realized and unrealized gain/(loss) on investments               (2.10)
                                                                  --------
Total income/(loss) from investment operations                       (2.16)
                                                                  --------
Distributions
Dividends from net investment income                                 (0.00)
Distributions from net realized gain on investments                  (9.96)
                                                                  --------
Total distributions                                                  (9.96)
                                                                  --------
Net asset value - end of period                                   $   5.97
                                                                  ========
Total return                                                        (14.81)%
                                                                  ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)                          $146,441
                                                                  ========
Ratio of expenses to average net assets                               1.15%
                                                                  ========
Ratio of expenses to average net assets without fee waivers           1.27%
                                                                  ========
Ratio of net investment income/(loss) to average net assets          (0.72)%
                                                                  ========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                (0.84)%
                                                                  ========
Portfolio turnover rate(1)                                          190.77%
                                                                  ========

----------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $357,311,976 and $410,827,539, respectively.

See Notes to Financial Statements

--------------------------------------------------------------------------------
120                        Annual Report May 31, 2001                     [LOGO]

Year Ended  Year Ended   Year Ended  Year Ended
  May 31,     May 28,      May 29,     May 30,
   2000        1999         1998        1997
 --------    --------     --------    --------
 $  20.03    $  20.54     $  20.92    $  22.90
 --------    --------     --------    --------

    (0.17)      (0.23)       (0.17)      (0.15)
     7.08        2.22         3.03        1.19
 --------    --------     --------    --------
     6.91        1.99         2.86        1.04
 --------    --------     --------    --------

    (0.00)      (0.00)       (0.00)      (0.00)
    (8.85)      (2.50)       (3.24)      (3.02)
 --------    --------     --------    --------
    (8.85)      (2.50)       (3.24)      (3.02)
 --------    --------     --------    --------
 $  18.09    $  20.03     $  20.54    $  20.92
 ========    ========     ========    ========
    35.63%      11.87%       15.10%       5.27%
 ========    ========     ========    ========

 $232,354    $277,924     $565,293    $590,008
 ========    ========     ========    ========
     1.15%       1.15%        1.13%       1.14%
 ========    ========     ========    ========
     1.21%       1.19%        1.13%       1.14%
 ========    ========     ========    ========
    (0.81)%     (0.63)%      (0.71)%     (0.70)%
 ========    ========     ========    ========

    (0.87)%     (0.68)%      (0.71)%     (0.71)%
 ========    ========     ========    ========
   117.65%     116.46%       75.79%      60.78%
 ========    ========     ========    ========

--------------------------------------------------------------------------------
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
                              FINANCIAL HIGHLIGHTS

Westcore Growth and Income Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                     Year Ended
                                                                       May 31,
                                                                         2001
                                                                       -------
Net asset value - beginning of the period                              $ 15.24
                                                                       -------
Income from investment operations
Net investment income/(loss)                                             (0.04)
Net realized and unrealized gain/(loss) on investments                   (0.73)
                                                                       -------
Total income/(loss) from investment operations                           (0.77)
                                                                       -------
Distributions
Dividends from net investment income                                     (0.00)
Distributions from net realized gain on investments                      (2.33)
                                                                       -------
Total distributions                                                      (2.33)
                                                                       -------
Net asset value - end of period                                        $ 12.14
                                                                       =======
Total return                                                             (5.54)%
                                                                       =======
Ratios/Supplemental Data
Net assets, end of period (in thousands)                               $16,864
                                                                       =======
Ratio of expenses to average net assets                                   1.15%
                                                                       =======
Ratio of expenses to average net assets without fee waivers               1.64%
                                                                       =======
Ratio of net investment income/(loss) to average net assets              (0.37)%
                                                                       =======
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                    (0.86)%
                                                                       =======
Portfolio turnover rate(1)                                               65.07%
                                                                       =======

----------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $12,960,962 and $11,171,807, respectively.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3)  Less than $.005 per share.
(4) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

See Notes to Financial Statements

--------------------------------------------------------------------------------
122                        Annual Report May 31, 2001                     [LOGO]

Year Ended    Year Ended    Year Ended  Year Ended
  May 31,       May 28,       May 29,     May 30,
    2000        1999(2)         1998        1997
  -------       -------       -------     -------
  $ 12.30       $ 13.74       $ 13.03     $ 12.32
  -------       -------       -------     -------

    (0.06)         0.00(3)       0.01        0.07
     5.27          0.66          2.54        2.19
  -------       -------       -------     -------
     5.21          0.66          2.55        2.26
  -------       -------       -------     -------

    (0.01)        (0.01)        (0.07)      (0.11)
    (2.26)        (2.09)        (1.77)      (1.44)
  -------       -------       -------     -------
    (2.27)        (2.10)        (1.84)      (1.55)
  -------       -------       -------     -------
  $ 15.24       $ 12.30       $ 13.74     $ 13.03
  =======       =======       =======     =======
    44.88%(4)      6.25%        20.74%      19.71%
  =======       =======       =======     =======

  $16,157       $12,789       $15,160     $20,725
  =======       =======       =======     =======
     1.15%         1.15%         1.15%       1.15%
  =======       =======       =======     =======
     1.73%         1.75%         1.71%       1.56%
  =======       =======       =======     =======
    (0.46)%        0.02%         0.40%       0.75%
  =======       =======       =======     =======

    (1.04)%       (0.58)%       (0.16)%      0.33%
  =======       =======       =======     =======
    81.19%        72.59%        41.40%      39.80%
  =======       =======       =======     =======

--------------------------------------------------------------------------------
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
                              FINANCIAL HIGHLIGHTS

Westcore Small-Cap Growth Fund
Westcore Select Fund
Westcore International Frontier Fund
Westcore International Select Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                      Westcore
                                                                Small-Cap Growth Fund
                                                             ---------------------------
                                                             Year Ended     Period Ended
                                                               May 31,         May 31,
                                                                2001           2000**
                                                              --------        --------
Net asset value - beginning of the period                     $  16.99        $  10.00
                                                              --------        --------
Income from investment operations
Net investment income/(loss)                                     (0.08)          (0.01)
Net realized and unrealized gain/(loss) on investments            0.60            7.03
                                                              --------        --------
Total income/(loss) from investment operations                    0.52            7.02
                                                              --------        --------
Distributions
Dividends from net investment income                             (0.00)          (0.03)
Distributions from net realized gain on investments              (0.00)          (0.00)
                                                              --------        --------
Total distributions                                              (0.00)          (0.03)
                                                              --------        --------
Net asset value - end of period                               $  17.51        $  16.99
                                                              ========        ========
Total return                                                      3.06%(7)       70.11%(7)
                                                              ========        ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $ 19,752        $ 21,771
                                                              ========        ========
Ratio of expenses to average net assets                           1.30%           1.30%(2)
                                                              ========        ========
Ratio of expenses to average net assets without fee waivers       1.84%           1.72%(2)
                                                              ========        ========
Ratio of net investment income/(loss) to average net assets      (0.27)%         (0.08)%(2)
                                                              ========        ========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                            (0.81)%         (0.50)%(2)
                                                              ========        ========
Portfolio turnover rate(1)                                      189.83%(3)      149.88%
                                                              ========        ========

----------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period.
(2)  Annualized.
(3) Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $55,640,514 and $51,921,145, respectively.
(4) Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $485,277,124 and $489,399,717, respectively.
(5) Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $32,160,282 and $15,636,400, respectively.
(6) Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $15,351,940 and $3,848,719, respectively.
(7) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
*    For the period December 15, 1999 (inception of offering) to May 31, 2000.
**   For the period October 1, 1999 (inception of offering) to May 31, 2000.
^    For the period November 1, 2000 (inception of offering) to May 31, 2001.
(#)  Less than ($.005) per share.

See Notes to Financial Statements

--------------------------------------------------------------------------------
124                        Annual Report May 31, 2001                     [LOGO]

                                                                 Westcore
        Westcore                          Westcore             International
       Select Fund               International Frontier Fund    Select Fund
---------------------------      ---------------------------   -------------
Year Ended     Period Ended      Year Ended     Period Ended    Period Ended
  May 31,         May 31,          May 31,         May 31,         May 31,
   2001           2000**            2001            2000*           2001+
 --------        --------         --------        --------        --------
 $  22.48        $  10.00         $  11.60        $  10.00        $  10.00
 --------        --------         --------        --------        --------

     0.06           (0.00)(#)        (0.02)           0.03            0.03
     0.68           13.29            (2.56)           1.58           (1.70)
 --------        --------         --------        --------        --------
     0.74           13.29            (2.58)           1.61           (1.67)
 --------        --------         --------        --------        --------

    (0.08)          (0.01)           (0.02)          (0.01)          (0.04)
   (10.41)          (0.80)           (0.31)          (0.00)          (0.00)
 --------        --------         --------        --------        --------
   (10.49)          (0.81)           (0.33)          (0.01)          (0.04)
 --------        --------         --------        --------        --------
 $  12.73        $  22.48         $   8.69        $  11.60        $   8.29
 ========        ========         ========        ========        ========
     6.03%(7)      134.33%(7)       (22.56)%         16.12%(7)      (16.73)%
 ========        ========         ========        ========        ========

 $ 31,617        $ 36,037         $ 30,902        $ 21,613        $ 10,003
 ========        ========         ========        ========        ========
     1.15%           1.15%(2)         1.50%           1.50%(2)        1.50%(2)
 ========        ========         ========        ========        ========
     1.43%           1.39%(2)         2.03%           2.08%(2)        2.79%(2)
 ========        ========         ========        ========        ========
     0.17%          (0.02)%(2)       (0.16)%          0.39%(2)        0.70%(2)
 ========        ========         ========        ========        ========

     (0.11)%        (0.26)%(2)       (0.69)%         (0.19)%(2)      (0.59)%(2)
 ========        ========         ========        ========        ========
  1532.62%(4)     1142.65%           61.28%(5)       93.31%          50.30%(6)
 ========        ========         ========        ========        ========

--------------------------------------------------------------------------------
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
                              FINANCIAL HIGHLIGHTS

Westcore Blue Chip Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   Year Ended
                                                                     May 31,
                                                                      2001
                                                                    --------
Net asset value - beginning of the period                           $  14.73
                                                                    --------
Income from investment operations
Net investment income/(loss)                                            0.05
Net realized and unrealized gain/(loss) on investments                  0.90
                                                                    --------
Total income/(loss) from investment operations                          0.95
                                                                    --------
Distributions
Dividends from net investment income                                   (0.04)
Distributions from net realized gain on investments                    (1.99)
                                                                    --------
Total distributions                                                    (2.03)
                                                                    --------
Net asset value - end of period                                     $  13.65
                                                                    ========
Total return                                                            7.88%
                                                                    ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)                            $ 51,569
                                                                    ========
Ratio of expenses to average net assets                                 1.15%
                                                                    ========
Ratio of expenses to average net assets without fee waivers             1.29%
                                                                    ========
Ratio of net investment income/(loss) to average net assets             0.35%
                                                                    ========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                   0.20%
                                                                    ========
Portfolio turnover rate(1)                                            119.69%
                                                                    ========

----------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $58,317,613 and $62,262,980, respectively.

See Notes to Financial Statements

--------------------------------------------------------------------------------
126                        Annual Report May 31, 2001                     [LOGO]

Year Ended   Year Ended   Year Ended   Year Ended
  May 31,      May 28,      May 29,      May 30,
   2000         1999         1998         1997
 --------     --------     --------     --------
 $  17.23     $  18.81     $  18.15     $  17.41
 --------     --------     --------     --------

     0.00         0.04         0.13         0.19
     0.02         1.07         4.66         3.65
 --------     --------     --------     --------
     0.02         1.11         4.79         3.84
 --------     --------     --------     --------

    (0.00)       (0.07)       (0.14)       (0.22)
    (2.52)       (2.62)       (3.99)       (2.88)
 --------     --------     --------     --------
    (2.52)       (2.69)       (4.13)       (3.10)
 --------     --------     --------     --------
 $  14.73     $  17.23     $  18.81     $  18.15
 ========     ========     ========     ========
     1.01%        7.42%       29.53%       24.28%
 ========     ========     ========     ========

 $ 51,892     $ 69,354     $ 72,477     $ 66,450
 ========     ========     ========     ========
     1.15%        1.15%        1.15%        1.15%
 ========     ========     ========     ========
     1.28%        1.25%        1.23%        1.21%
 ========     ========     ========     ========
     0.02%        0.19%        0.60%        1.02%
 ========     ========     ========     ========

    (0.11)%       0.09%        0.52%        0.97%
 ========     ========     ========     ========
    73.95%       73.39%       48.50%       43.47%
 ========     ========     ========     ========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 127

                              FINANCIAL HIGHLIGHTS

Westcore Mid-Cap Opportunity Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.


Net asset value - beginning of the period

Income from investment operations
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total income/(loss) from investment operations

Distributions
Dividends from net investment income
Distributions from net realized gain on investments

Total distributions

Net asset value - end of period

Total return

Ratios/Supplemental Data
Net assets, end of period (in thousands)

Ratio of expenses to average net assets

Ratio of expenses to average net assets without fee waivers

Ratio of net investment income/(loss) to average net assets

Ratio of net investment income/(loss) to average net assets without fee waivers

Portfolio turnover rate(1)

----------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $7,271,610 and $6,246,612, respectively.
(2)  Annualized.
(3)  Less than ($.005) per share.
(4) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
*    For the period October 1, 1998 (inception of offering) to May 28, 1999.

See Notes to Financial Statements

--------------------------------------------------------------------------------
128                        Annual Report May 31, 2001                     [LOGO]

Year Ended   Year Ended     Period Ended
  May 31,      May 31,         May 28,
   2001         2000            1999*
 --------     --------        --------
 $  14.48     $  11.05        $  10.00
 --------     --------        --------

     0.00        (0.02)          (0.01)
     2.65         3.45            1.06
 --------     --------        --------
     2.65         3.43            1.05
 --------     --------        --------

    (0.00)       (0.00)(3)       (0.00)
    (1.88)       (0.00)          (0.00)
 --------     --------        --------
    (1.88)       (0.00)          (0.00)
 --------     --------        --------
 $  15.25     $  14.48        $  11.05
 ========     ========        ========
    21.37%       31.08%(4)       10.50%
 ========     ========        ========

 $  4,837     $  3,011        $  2,585
 ========     ========        ========
     1.25%        1.25%           1.25%(2)
 ========     ========        ========
     3.47%        3.51%           5.33%(2)
 ========     ========        ========
    (0.10)%      (0.18)%          (0.11)%(2)
 ========     ========        ========
    (2.32)%      (2.44)%          (4.19)%(2)
 ========     ========        ========
   182.87%      159.34%          71.65%
 ========     ========        ========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 129

                              FINANCIAL HIGHLIGHTS

Westcore Small-Cap Opportunity Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                             Year Ended
                                                               May 31,
                                                                2001
                                                              --------
Net asset value - beginning of the period                     $  20.13
                                                              --------
Income from investment operations
Net investment income/(loss)                                     (0.02)
Net realized and unrealized gain/(loss) on investments            6.00
                                                              --------
Total income/(loss) from investment operations                    5.98
                                                              --------
Distributions
Dividends from net investment income                             (0.00)
Distributions from net realized gain on investments              (0.00)
                                                              --------
Total distributions                                              (0.00)
                                                              --------
Net asset value - end of period                               $  26.11
                                                              ========
Total return                                                     29.71%
                                                              ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)                      $ 38,643
                                                              ========
Ratio of expenses to average net assets                           1.30%
                                                              ========
Ratio of expenses to average net assets without fee waivers       1.81%
                                                              ========
Ratio of net investment income/(loss) to average net assets      (0.07)%
                                                              ========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                            (0.59)%
                                                              ========
Portfolio turnover rate(1)                                      190.81%
                                                              ========

----------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $62,664,073 and $68,483,695, respectively.

See Notes to Financial Statements

--------------------------------------------------------------------------------
130                        Annual Report May 31, 2001                     [LOGO]

Year Ended   Year Ended   Year Ended   Year Ended
  May 31,      May 28,      May 29,      May 30,
   2000         1999         1998         1997
 --------     --------     --------     --------
 $  20.18     $  26.71     $  23.87     $  21.35
 --------     --------     --------     --------

     0.03         0.08         0.01         0.03
     0.01        (5.35)        6.83         3.37
 --------     --------     --------     --------
     0.04        (5.27)        6.84         3.40
 --------     --------     --------     --------

    (0.09)       (0.05)       (0.03)       (0.02)
    (0.00)       (1.21)       (3.97)       (0.86)
 --------     --------     --------     --------
    (0.09)       (1.26)       (4.00)       (0.88)
 --------     --------     --------     --------
 $  20.13     $  20.18     $  26.71     $  23.87
 ========     ========     ========     ========
     0.20%      (19.72)%      30.40%       16.28%
 ========     ========     ========     ========

 $ 34,558     $ 88,635     $ 61,069     $ 35,962
 ========     ========     ========     ========
     1.30%        1.30%        1.30%        1.30%
 ========     ========     ========     ========
     1.67%        1.63%        1.66%        1.69%
 ========     ========     ========     ========
     0.25%        0.37%        0.03%        0.11%
 ========     ========     ========     ========

    (0.12)%       0.04%       (0.33)%      (0.28)%
 ========     ========     ========     ========
    99.84%       82.47%       78.48%       77.73%
 ========     ========     ========     ========

--------------------------------------------------------------------------------
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
                              FINANCIAL HIGHLIGHTS

Westcore Flexible Income Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                 Year Ended
                                                                   May 31,
                                                                    2001
                                                                  --------
Net asset value - beginning of the period                         $   9.19
                                                                  --------
Income from investment operations
Net investment income/(loss)                                          0.67
Net realized and unrealized gain/(loss) on investments                0.45
                                                                  --------
Total income/(loss) from investment operations                        1.12
                                                                  --------
Distributions
Dividends from net investment income                                 (0.67)
Distributions from net realized gain on investments                  (0.00)(2)
                                                                  --------
Total distributions                                                  (0.67)
                                                                  --------
Net asset value - end of period                                   $   9.64
                                                                  ========
Total return                                                         12.55%
                                                                  ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)                          $  7,090
                                                                  ========
Ratio of expenses to average net assets                               0.92%
                                                                  ========
Ratio of expenses to average net assets without fee waivers           1.62%
                                                                  ========
Ratio of net investment income/(loss) to average net assets           6.56%
                                                                  ========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                 5.87%
                                                                  ========
Portfolio turnover rate(1)                                           43.20%
                                                                  ========

----------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $4,971,360 and $21,775,392, respectively.
(2)  Less than ($.005) per share.

See Notes to Financial Statements

--------------------------------------------------------------------------------
132                        Annual Report May 31, 2001                     [LOGO]

Year Ended   Year Ended   Year Ended   Year Ended
  May 31,      May 28,      May 29,      May 30,
   2000         1999         1998         1997
 --------     --------     --------     --------
 $   9.87     $  10.36     $   9.67     $   9.59
 --------     --------     --------     --------

     0.58         0.57         0.60         0.62
    (0.58)       (0.43)        0.96         0.26
 --------     --------     --------     --------
     0.00         0.14         1.56         0.88
 --------     --------     --------     --------

    (0.58)       (0.57)       (0.60)       (0.63)
    (0.10)       (0.06)       (0.27)       (0.17)
 --------     --------     --------     --------
    (0.68)       (0.63)       (0.87)       (0.80)
 --------     --------     --------     --------
 $   9.19     $   9.87     $  10.36     $   9.67
 ========     ========     ========     ========
     0.11%        1.21%       16.63%        9.40%
 ========     ========     ========     ========

 $ 23,596     $ 21,798     $ 18,466     $ 20,160
 ========     ========     ========     ========
     0.95%        0.95%        0.95%        0.95%
 ========     ========     ========     ========
     1.26%        1.22%        1.23%        1.15%
 ========     ========     ========     ========
     6.11%        5.47%        5.87%        6.37%
 ========     ========     ========     ========

     5.80%        5.21%        5.58%        6.18%
 ========     ========     ========     ========
    36.02%       15.97%       11.05%       27.76%
 ========     ========     ========     ========

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
                              FINANCIAL HIGHLIGHTS

Westcore Plus Bond Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                 Year Ended
                                                                   May 31,
                                                                    2001
                                                                  --------
Net asset value - beginning of the period                         $   9.81
                                                                  --------
Income from investment operations
Net investment income/(loss)                                          0.66
Net realized and unrealized gain/(loss) on investments                0.56
                                                                  --------
Total income/(loss) from investment operations                        1.22
                                                                  --------
Distributions
Dividends from net investment income                                 (0.66)
Distributions from net realized gain on investments                  (0.00)
                                                                  --------
Total distributions                                                  (0.66)
                                                                  --------
Net asset value - end of period                                   $  10.37
                                                                  ========
Total return                                                         12.80%
                                                                  ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)                          $ 55,188
                                                                  ========
Ratio of expenses to average net assets                               0.62%
                                                                  ========
Ratio of expenses to average net assets without fee waivers           1.09%
                                                                  ========
Ratio of net investment income/(loss) to average net assets           6.49%
                                                                  ========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                 6.02%
                                                                  ========
Portfolio turnover rate(1)                                           79.33%
                                                                  ========

----------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $54,690,725 and $36,171,073, respectively.

See Notes to Financial Statements

--------------------------------------------------------------------------------
134                        Annual Report May 31, 2001                     [LOGO]

Year Ended   Year Ended   Year Ended   Year Ended
  May 31,      May 28,      May 29,      May 30,
   2000         1999         1998         1997
 --------     --------     --------     --------
 $  10.27     $  10.51     $  10.23     $  10.10
 --------     --------     --------     --------

     0.63         0.61         0.61         0.60
    (0.46)       (0.24)        0.28         0.13
 --------     --------     --------     --------
     0.17         0.37         0.89         0.73
 --------     --------     --------     --------

    (0.63)       (0.61)       (0.61)       (0.60)
    (0.00)       (0.00)       (0.00)       (0.00)
 --------     --------     --------     --------
    (0.63)       (0.61)       (0.61)       (0.60)
 --------     --------     --------     --------
 $   9.81     $  10.27     $  10.51     $  10.23
 ========     ========     ========     ========
     1.67%        3.54%        8.88%        7.43%
 ========     ========     ========     ========

 $ 34,208     $ 41,155     $ 50,159     $ 63,169
 ========     ========     ========     ========
     0.85%        0.85%        0.85%        0.85%
 ========     ========     ========     ========
     1.11%        1.01%        0.98%        0.97%
 ========     ========     ========     ========
     6.18%        5.72%        5.77%        5.81%
 ========     ========     ========     ========

     5.92%        5.57%        5.65%        5.68%
 ========     ========     ========     ========
    37.26%       24.68%       23.45%       27.47%
 ========     ========     ========     ========

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
                              FINANCIAL HIGHLIGHTS

Westcore Colorado Tax-Exempt Fund
Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                 Year Ended
                                                                   May 31,
                                                                    2001
                                                                  --------
Net asset value - beginning of the period                         $  10.40
                                                                  --------
Income from investment operations
Net investment income/(loss)                                          0.45
Net realized and unrealized gain/(loss) on investments                0.64
                                                                  --------
Total income/(loss) from investment operations                        1.09
                                                                  --------
Distributions
Dividends from net investment income                                 (0.46)
Distributions from net realized gain on investments                  (0.00)
                                                                  --------
Total distributions                                                  (0.46)
                                                                  --------
Net asset value - end of period                                   $  11.03
                                                                  ========
Total return                                                         10.59%
                                                                  ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)                          $ 46,774
                                                                  ========
Ratio of expenses to average net assets                               0.65%
                                                                  ========
Ratio of expenses to average net assets without fee waivers           1.13%
                                                                  ========
Ratio of net investment income/(loss) to average net assets           4.14%
                                                                  ========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                 3.66%
                                                                  ========
Portfolio turnover rate(1)                                            7.30%
                                                                  ========

----------
(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2001 were $9,424,179 and $2,875,697, respectively.

See Notes to Financial Statements

--------------------------------------------------------------------------------
136                        Annual Report May 31, 2001                     [LOGO]

Year Ended   Year Ended   Year Ended   Year Ended
  May 31,      May 28,      May 29,      May 30,
   2000         1999         1998         1997
 --------     --------     --------     --------
 $  11.01     $  11.06     $  10.78     $  10.61
 --------     --------     --------     --------

     0.46         0.47         0.50         0.50
    (0.61)       (0.05)        0.28         0.17
 --------     --------     --------     --------
    (0.15)        0.42         0.78         0.67
 --------     --------     --------     --------

    (0.46)       (0.47)       (0.50)       (0.50)
    (0.00)       (0.00)       (0.00)       (0.00)
 --------     --------     --------     --------
    (0.46)       (0.47)       (0.50)       (0.50)
 --------     --------     --------     --------
 $  10.40     $  11.01     $  11.06     $  10.78
 ========     ========     ========     ========
    (1.36)%       3.80%        7.32%        6.46%
 ========     ========     ========     ========

 $ 37,055     $ 45,506     $ 31,501     $ 21,348
 ========     ========     ========     ========
     0.63%        0.53%        0.50%        0.50%
 ========     ========     ========     ========
     1.14%        1.09%        1.17%        1.21%
 ========     ========     ========     ========
     4.28%        4.21%        4.54%        4.73%
 ========     ========     ========     ========

     3.77%        3.65%        3.87%        4.02%
 ========     ========     ========     ========
    19.76%       12.12%       24.94%       30.78%
 ========     ========     ========     ========

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
                         NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

     Westcore Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCOGrowth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds ("the Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. Prior to October 1, 2000, the Westcore Flexible Income Fund was named "Westcore Long-Term Bond Fund" and the Westcore Plus Bond Fund was named "Westcore Intermediate-Term Bond Fund." The Funds, for book and tax purposes, have a fiscal year end of May 31.

     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     Use of Estimates - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

     Investment Valuation - Securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. Listed and unlisted securities, for which such information is regularly reported, are valued at the last sales price of the day or, in the absence of sales, at values based on the average bid and asked prices. Foreign securities are valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, such securities are valued at the last sales price occurring prior to the valuation time. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor.

     If a significant event occurs subsequent to the time when the value of a foreign security was originally established, but prior to the closing of the NYSE, then the fair value may be determined by or under the direction of the Board of Trustees.

--------------------------------------------------------------------------------
138                        Annual Report May 31, 2001                     [LOGO]

                         NOTES TO FINANCIAL STATEMENTS

Securities for which market quotations are not readily available are valued in good faith by or under the direction of the Board of Trustees. Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     Foreign Securities - All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

     The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

     As of May 31, 2001, the Westcore International Frontier Fund had outstanding forward foreign currency contracts as follows:

                                                                  Unrealized
                           Expiration           Contract         Appreciation/
Contract Description          Date            Amount (000s)     (Depreciation)
--------------------          ----            -------------     --------------

Contracts to Purchase
Euro (EUR)                 06/05/2001           96,991 (EUR)       $ (173)
Swedish Krona (SEC)        06/07/2001        1,552,500 (SEC)        1,076

Contracts to Sell
Swiss Franc (CHF)          06/06/2001          307,907 (CHF)         (629)
Norwegian Krone (NOK)      06/06/2001        2,253,499 (NOK)         (425)
                                                                   ------
                                                                   $ (151)
                                                                   ======

     Federal Income Taxes - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 31, 2001 the Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore

--------------------------------------------------------------------------------
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
                         NOTES TO FINANCIAL STATEMENTS

Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of approximately $900,000, $683,000, $1,515,000, $3,554,000, $52,000, $795,000 and $575,000 respectively, which will expire through 2009.

     The Westcore MIDCO Growth, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier and Westcore International Select Funds intend to elect to defer to their fiscal year ending May 31, 2002, approximately $21,080,000, $5,643,000, $597,000, $5,673,000 and $2,123,000 of losses, respectively, recognized during the period November 1, 2000 to May 31, 2001.

     During the year ended May 31, 2001, the Westcore MIDCO Growth Fund had redemption-in-kind transactions in the amount of $16,504,165, based on the fair market value of the individual securities within the portfolio. These transactions resulted in short-term and long-term capital gains of $730,178 and $805,732, respectively, which will be recognized as permanent differences for tax purposes.

     Classification of Distributions to Shareholders - Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

     The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital from accumulated net realized gain (loss) or (over)/undistributed net investment income, as appropriate, in the period in which the differences arise. Accordingly, during the year ended May 31, 2001, for the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier and Westcore Small-Cap Opportunity Funds, permanent differences of $1,364,522, $78,790, $88,346, $34,980, $41,242 and $20,853 have been reclassified to reflect a decrease in paid-in-capital. In addition, for the Westcore Blue Chip Fund, $95,067 has been reclassified to net investment income from accumulated net realized gain (loss). Net

--------------------------------------------------------------------------------
140                        Annual Report May 31, 2001                     [LOGO]

                         NOTES TO FINANCIAL STATEMENTS

assets of the Funds were unaffected by the reclassifications and the calculation of net investment income in the Financial Highlights excludes these adjustments.

     Distributions - Distributions of net investment income, if any, are generally made annually for the Westcore MIDCOGrowth, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier and Westcore International Select Funds, quarterly for the Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

     Organization Costs - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are expensed as incurred.

     Securities Lending - The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders' fees. These fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of May 31, 2001, the value of securities loaned of the Westcore MIDCOGrowth, Westcore Growth and Income, Westcore Blue Chip, Westcore Small-Cap Opportunity, and Westcore Flexible Income Funds amount to $11,651,542, $189,760, $956,970, $1,119,610 and $52,003, respectively. The value of collateral of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Small-Cap Opportunity, and Westcore Flexible Income Funds amounts to $12,160,818, $198,653, $1,014,301, $1,166,440, and $54,203, respectively.

     Allocation of Income, Expenses and Gains and Losses - Trust expenses which are not series specific are allocated to each series based upon its relative proportion of net assets and/or open accounts to the Trust's totals.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) - www.westcore.com                 141

                         NOTES TO FINANCIAL STATEMENTS

     When-Issued Securities - Each Fund may purchase or sell securities on a "when issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent each Fund makes such purchases while remaining substantially fully invested.

     Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

--------------------------------------------------------------------------------
142                        Annual Report May 31, 2001                     [LOGO]

                         NOTES TO FINANCIAL STATEMENTS

2.   Shares of Beneficial Interest

     On May 31, 2001, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

Westcore Equity Growth Funds

Westcore MIDCO Growth Fund

                                                                 For the Year Ended   For the Year Ended
                                                                    May 31, 2001         May 31, 2000
                                                                    ------------         ------------
Shares sold                                                           11,025,778            9,954,344
Shares issued as reinvestment of dividends and distributions          16,983,901            4,713,747
                                                                     -----------          -----------
Total                                                                 28,009,679           14,668,091
Shares redeemed                                                      (16,306,718)         (15,698,064)
                                                                     -----------          -----------
Net increase/(decrease) in shares                                     11,702,961           (1,029,973)
                                                                     ===========          ===========

Westcore Growth and Income Fund

                                                                 For the Year Ended   For the Year Ended
                                                                    May 31, 2001         May 31, 2000
                                                                    ------------         ------------
Shares sold                                                              397,935              271,356
Shares issued as reinvestment of dividends and distributions             226,996              148,508
                                                                     -----------          -----------
Total                                                                    624,931              419,864
Shares redeemed                                                         (295,939)            (399,393)
                                                                     -----------          -----------
Net increase in shares                                                   328,992               20,471
                                                                     -----------          -----------

Westcore Small-Cap Growth Fund

                                                                                      For the Period from
                                                                                        October 1, 1999
                                                                 For the Year Ended     (inception) to
                                                                    May 31, 2001         May 31, 2000
                                                                    ------------         ------------
Shares sold                                                            4,183,111            3,437,335
Shares issued as reinvestment of dividends and distributions                   0                1,282
                                                                     -----------          -----------
Total                                                                  4,183,111            3,438,617
Shares redeemed                                                       (4,336,373)          (2,157,440)
                                                                     -----------          -----------
Net increase/(decrease) in shares                                       (153,262)           1,281,177
                                                                     ===========          ===========

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
                         NOTES TO FINANCIAL STATEMENTS

Westcore Select Fund

                                                                                      For the Period from
                                                                                        October 1, 1999
                                                               For the Year Ended       (inception) to
                                                                  May 31, 2001           May 31, 2000
                                                                  ------------           ------------
Shares sold                                                          2,055,004             2,775,670
Shares issued as reinvestment of dividends and distributions         1,190,387                59,131
                                                                   -----------            ----------
Total                                                                3,245,391             2,834,801
Shares redeemed                                                     (2,364,263)           (1,231,992)
                                                                   -----------            ----------
Net increase in shares                                                 881,128             1,602,809
                                                                   ===========            ==========

Westcore International Frontier Fund

                                                                                     For the Period from
                                                                                      December 15, 1999
                                                               For the Year Ended       (inception) to
                                                                  May 31, 2001           May 31, 2000
                                                                  ------------           ------------
Shares sold                                                          5,106,909             3,219,658
Shares issued as reinvestment of dividends and distributions           102,958                 1,488
                                                                   -----------            ----------
Total                                                                5,209,867             3,221,146
Shares redeemed                                                     (3,518,397)           (1,358,318)
                                                                   -----------            ----------
Net increase in shares                                               1,691,470             1,862,828
                                                                   ===========            ==========

Westcore International Select Fund

                                                              For the Period from
                                                                November 1, 2000
                                                                 (inception) to
                                                                  May 31, 2001
                                                                  ------------
Shares sold                                                          1,760,825
Shares issued as reinvestment of dividends and distributions             5,742
                                                                   -----------
Total                                                                1,766,567
Shares redeemed                                                       (560,012)
                                                                   -----------
Net increase in shares                                               1,206,555
                                                                   ===========

--------------------------------------------------------------------------------
144                        Annual Report May 31, 2001                     [LOGO]

                         NOTES TO FINANCIAL STATEMENTS

Westcore Equity Value Funds

Westcore Blue Chip Fund

                                                               For the Year Ended     For the Year Ended
                                                                  May 31, 2001           May 31, 2000
                                                                  ------------           ------------
Shares sold                                                            803,272             1,301,710
Shares issued as reinvestment of dividends and distributions           557,675               607,474
                                                                   -----------            ----------
Total                                                                1,360,947             1,909,184
Shares redeemed                                                     (1,105,283)           (2,413,432)
                                                                   -----------            ----------
Net increase/(decrease) in shares                                      255,664              (504,248)
                                                                   ===========            ==========

Westcore Mid-Cap Opportunity Fund

                                                               For the Year Ended     For the Year Ended
                                                                  May 31, 2001           May 31, 2000
                                                                  ------------           ------------
Shares sold                                                            123,048                30,455
Shares issued as reinvestment of dividends and distributions            35,092                    61
                                                                   -----------            ----------
Total                                                                  158,140                30,516
Shares redeemed                                                        (49,004)              (56,619)
                                                                   -----------            ----------
Net increase/(decrease) in shares                                      109,136               (26,103)
                                                                   ===========            ==========

Westcore Small-Cap Opportunity Fund

                                                               For the Year Ended     For the Year Ended
                                                                  May 31, 2001           May 31, 2000
                                                                  ------------           ------------
Shares sold                                                          1,515,823             2,232,713
Shares issued as reinvestment of dividends and distributions                 0                14,239
                                                                   -----------            ----------
Total                                                                1,515,823             2,246,952
Shares redeemed                                                     (1,752,444)           (4,923,333)
                                                                   -----------            ----------
Net decrease in shares                                                (236,621)           (2,676,381)
                                                                   ===========            ==========

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
                         NOTES TO FINANCIAL STATEMENTS

Westcore Bond Funds

Westcore Flexible Income Fund

                                                               For the Year Ended     For the Year Ended
                                                                  May 31, 2001           May 31, 2000
                                                                  ------------           ------------
Shares sold                                                            329,888               946,059
Shares issued as reinvestment of dividends and distributions            76,446               164,666
                                                                   -----------            ----------
Total                                                                  406,334             1,110,725
Shares redeemed                                                     (2,238,983)             (750,208)
                                                                   -----------            ----------
Net increase/(decrease) in shares                                   (1,832,649)              360,517
                                                                   ===========            ==========

Westcore Plus Bond Fund

                                                               For the Year Ended     For the Year Ended
                                                                  May 31, 2001           May 31, 2000
                                                                  ------------           ------------
Shares sold                                                          5,544,832             2,555,023
Shares issued as reinvestment of dividends and distributions           281,287               206,930
                                                                   -----------            ----------
Total                                                                5,826,119             2,761,953
Shares redeemed                                                     (3,993,321)           (3,281,234)
                                                                   -----------            ----------
Net increase/(decrease) in shares                                    1,832,798              (519,281)
                                                                   ===========            ==========

Westcore Colorado Tax-Exempt Fund

                                                               For the Year Ended     For the Year Ended
                                                                  May 31, 2001           May 31, 2000
                                                                  ------------           ------------
Shares sold                                                          1,466,235               925,356
Shares issued as reinvestment of dividends and distributions           130,165               125,311
                                                                   -----------            ----------
Total                                                                1,596,400             1,050,667
Shares redeemed                                                       (920,988)           (1,620,373)
                                                                   -----------            ----------
Net increase/(decrease) in shares                                      675,412              (569,706)
                                                                   ===========            ==========

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146                        Annual Report May 31, 2001                     [LOGO]

                         NOTES TO FINANCIAL STATEMENTS

3.   Unrealized Appreciation and Depreciation on Investments (Tax Basis)

Westcore Equity Growth Funds

                                               Westcore         Westcore        Westcore
                                                 MIDCO         Growth and       Small-Cap
                                              Growth Fund     Income Fund      Growth Fund
                                             -------------    ------------    ------------
As of May 31, 2001
Gross appreciation (excess of
  value over tax cost)                       $  32,111,758    $  4,716,480    $  2,103,570
Gross depreciation (excess of
  tax cost over value)                          (9,524,664)       (336,060)     (6,290,258)
                                             -------------    ------------    ------------
Net unrealized appreciation/(depreciation)   $  22,587,094    $  4,380,420    $ (4,186,688)
                                             =============    ============    ============
Cost of investments for
  income tax purposes                        $ 133,802,440    $ 12,530,441    $ 23,765,784
                                             =============    ============    ============

                                               Westcore         Westcore        Westcore
                                                Select       International   International
                                                 Fund        Frontier Fund     Select Fund
                                             -------------   -------------   -------------
As of May 31, 2001
Gross appreciation (excess of
  value over tax cost)                       $   4,067,828    $  3,272,317    $    509,185
Gross depreciation (excess of
  tax cost over value)                          (1,684,527)     (4,476,013)       (644,580)
                                             -------------    ------------    ------------
Net unrealized appreciation/(depreciation)   $   2,383,301    $ (1,203,696)   $   (135,395)
                                             =============    ============    ============
Cost of investments for
  income tax purposes                        $  32,409,202    $ 32,076,754    $ 10,143,446
                                             =============    ============    ============

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                         NOTES TO FINANCIAL STATEMENTS

Westcore Equity Value Funds

                                               Westcore           Westcore            Westcore
                                               Blue Chip           Mid-Cap           Small-Cap
                                                 Fund         Opportunity Fund    Opportunity Fund
                                             -------------    ----------------    ----------------
As of May 31, 2001
Gross appreciation (excess of
  value over tax cost)                       $   9,634,727      $    612,988        $  3,995,564
Gross depreciation (excess of
  tax cost over value)                            (851,186)          (20,136)         (1,414,464)
                                             -------------      ------------        ------------
Net unrealized appreciation                  $   8,783,541      $    592,852        $  2,581,100
                                             =============      ============        ============
Cost of investments for
  income tax purposes                        $  43,871,861      $  4,371,758        $ 37,291,783
                                             =============      ============        ============

Westcore Bond Funds

                                               Westcore           Westcore            Westcore
                                               Flexible          Plus Bond            Colorado
                                              Income Fund           Fund           Tax-Exempt Fund
                                             -------------      ------------       ---------------
As of May 31, 2001
Gross appreciation (excess of
  value over tax cost)                       $     135,565      $  1,071,742        $  1,221,596
Gross depreciation (excess of
  tax cost over value)                            (129,838)         (381,484)            (69,630)
                                             -------------      ------------        ------------
Net unrealized appreciation                  $       5,727      $    690,258        $  1,151,966
                                             =============      ============        ============
Cost of investments for
  income tax purposes                        $   6,815,401      $ 54,532,169        $ 44,705,443
                                             =============      ============        ============

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148                        Annual Report May 31, 2001                     [LOGO]

                         NOTES TO FINANCIAL STATEMENTS

4. Investment Advisory Fees, Administrative Fees and Other Related Party Transactions

     The Trust has entered into an advisory agreement with Denver Investment Advisors LLC ("DIA") for all Funds. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders.

     Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 1.00%, 0.65%, 1.20%, 1.05%, 0.65%, 0.75%, 1.00%, 0.45%, 0.45% and 0.50% of the
average net assets for Westcore MIDCOGrowth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

     ALPS Mutual Fund Services, Inc. ("ALPS") and DIA have entered into an administrative agreement to serve as the Funds co-administrators. ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Fund's average net assets.

     Effective October 1, 2000, the Co-Administrators and the Investment Adviser advised the Trust that they intend to waive fees or reimburse expenses with respect to each of the Funds until at least May 31, 2001 so that the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.30%, 1.15%, 1.50%, 1.50%, 1.15%, 1.25%, 1.30%, 0.85%, 0.55%, and 0.65%, respectively. Prior to October 1, 2000, the Co-Administrators and Investment Adviser waived fees for the Westcore Flexible Income and Westcore Plus Bond Funds for the four months then ended so that the Total Operating Expenses did not exceed 0.95% and 0.85%, respectively. Without such fee waivers, for the year ended May 31, 2001, the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.27%, 1.64%, 1.84%, 1.43%, 2.03%, 2.79%, 1.29%, 3.47%, 1.81%, 1.62%, 1.09%, and 1.13%, respectively.

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
                         NOTES TO FINANCIAL STATEMENTS

     Certain officers of the Funds are also officers of DIA. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

     Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

     The Trust has a Trustee Deferred Compensation Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the Deferral Plan will not affect the net assets of the Fund.

     Shareholders individually holding more than 5% of the Funds' outstanding shares as of May 31, 2001, constituted 18.48% of Westcore MIDCO Growth Fund, 30.13% of Westcore Growth and Income Fund, 15.80% of Westcore Small-Cap Growth Fund, 10.04% of Westcore Select Fund, 18.22% of Westcore International Frontier Fund, 14.81% of Westcore International Select Fund, 59.38% of Westcore Blue Chip Fund, 58.57% of Westcore Mid-Cap Opportunity Fund, 28.46% of Westcore Small-Cap Opportunity Fund, 15.91% of Westcore Flexible Income Fund, 72.92% of Westcore Plus Bond Fund and 6.43% of Westcore Colorado Tax-Exempt Fund. Included in the percentages above are holdings of DIA and/or certain officers of DIA representing 5.52% of Westcore Growth and Income Fund, 10.59% of Westcore Small-Cap Growth Fund, 10.04% of Westcore Select Fund, 6.70% of Westcore International Frontier Fund, 8.32% of Westcore International Select Fund, 58.57% of Westcore Mid-Cap Opportunity Fund, 15.91% of Westcore Flexible Income Fund and 6.43% of Westcore Colorado Tax-Exempt Fund.

5.   Illiquid or Restricted Securities

     As of May 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 15% of

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150                        Annual Report May 31, 2001                     [LOGO]

                         NOTES TO FINANCIAL STATEMENTS

their net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation if the Funds' adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists. The aggregate value of illiquid or restricted securities subject to this limitation as of May 31, 2001 for the Westcore Select and Westcore Plus Bond Funds was $110,400 and $240,671 respectively, which represents 0.35% and 0.44% of the Funds' net assets, respectively. Of the preceding amounts for the Westcore Select and Westcore Plus Bond Funds, $110,400 and $0, respectively, is considered restricted. Information concerning restricted securities is as follows:

                                                                             Valuation Per Unit
                                                                                    as of
Security                            Acquisition Dates       Cost Per Unit       May 31, 2001
--------                            -----------------       -------------       ------------
Westcore Select Fund
Common Stocks
World Wireless Communications Inc.      02/16/2000              $ 3.00             $ 0.55

6.   Special Meeting of Shareholders (Unaudited)

     A special meeting of shareholders (the "Meeting") of the Westcore Select Fund was held on September 12, 2000, pursuant to the notice mailed on or about August 11, 2000 to all shareholders of record as of July 31, 2000.

     At the Meeting the shareholders were asked to approve the proposed change in the Westcore Select Fund's sub-classification under the Investment Company Act of 1940, as amended, from diversified to non-diversified and the elimination of a related investment limitation as described in the Proxy Statement for the meeting.

     The holders of 1,161,722 shares of record of the Westcore Select Fund voted in favor of the proposal to change the sub-classification of the Westcore Select Fund under the Investment Company Act of 1940 from diversified to non-diversified and to eliminate a related investment limitation as described in the Proxy Statement for the meeting; the holders of 19,311 shares of record of the Westcore Select Fund voted against such proposal; and the holders of 9,348 shares of record of the Westcore Select Fund abstained. More than 67% of the total number of shares voted by proxy of the Westcore Select Fund voted to approve such proposal.

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
                         NOTES TO FINANCIAL STATEMENTS

7.   Shareholder Tax Information (Unaudited)

     Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended May 31, 2001. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2000.

     During the fiscal year ended May 31, 2001, 100% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends. In addition, 68%, 0%, 0%, 100%, 1% and 0% of the dividends paid by the Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Flexible Income and Westcore Plus Bond Funds from net investment income, respectively, qualify for the corporate dividends received deduction.

     During the fiscal year ended May 31, 2001, the Westcore Funds paid the following distributions per share:

                                          Ordinary               Capital               Total
                                      Income Dividends     Gains Distributions     Distributions
                                      ----------------     -------------------     -------------
Westcore MIDCO Growth Fund                 $ 3.39                $ 6.57               $ 9.96
Westcore Growth and Income Fund              1.27                  1.06                 2.33
Westcore Small-Cap Growth Fund               0.00                  0.00                 0.00
Westcore Select Fund                        10.49                  0.00                10.49
Westcore International Frontier Fund         0.33                  0.00                 0.33
Westcore International Select Fund           0.04                  0.00                 0.04
Westcore Blue Chip Fund                      0.04                  1.99                 2.03
Westcore Mid-Cap Opportunity Fund            1.86                  0.02                 1.88
Westcore Small-Cap Opportunity Fund          0.00                  0.00                 0.00
Westcore Flexible Income Fund                0.67                  0.00                 0.67
Westcore Plus Bond Fund                      0.66                  0.00                 0.66
Westcore Colorado Tax-Exempt Fund            0.46                  0.00                 0.46

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152                        Annual Report May 31, 2001                     [LOGO]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders,
Westcore Trust:

     We have audited the accompanying statements of assets and liabilities, including the statements of investments of the Westcore Trust (comprising, respectively, the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore International Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, and Westcore Colorado Tax-Exempt Fund, collectively, the "Trust") as of May 31, 2001, the related statements of operations for the period then ended and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Westcore Trust as of May 31, 2001, the results of their operations for the period then ended, and the changes in their net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Denver, Colorado
June 28, 2001                                                             [LOGO]

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
                     Better research makes the difference.


370 17th Street
Suite 3100
Denver, CO 80202
1-800-392-CORE (2673)
www.westcore.com


Westcore Trustees and Officers:

Jack D. Henderson, Trustee, Chairman
McNeil S. Fiske, Trustee
James B. O'Boyle, Trustee
Lyman E. Seely, Trustee
Robert L. Stamp, Trustee
Kenneth V. Penland, President, Trustee
Jasper R. Frontz, Treasurer
Lisa A. Bruckert, Asst. Treasurer
W. Bruce McConnel, III, Secretary


This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Funds distributed by ALPS Distributors, Inc.

WC123